UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-01911

                        SCHRODER CAPITAL FUNDS (DELAWARE)
               (Exact name of registrant as specified in charter)

                                   ----------

                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                        Schroder Capital Funds (Delaware)
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2009

                    DATE OF REPORTING PERIOD: APRIL 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


                             SCHRODER MUTUAL FUNDS

APRIL 30, 2009   SEMI-ANNUAL REPORT

                 Schroder International Alpha Fund
                 Schroder International Diversified Value Fund
                 Schroder Emerging Market Equity Fund
                 Schroder U.S. Opportunities Fund
                 Schroder U.S. Small and Mid Cap Opportunities Fund Schroder North American Equity Fund
                 Schroder Total Return Fixed Income Fund
                 Schroder Multi-Asset Growth Portfolio

(SCHRODERS LOGO)

SCHRODER MUTUAL FUNDS

                                  June 9, 2009

Dear Shareholder:

We are pleased to provide the Semi-Annual Report to shareholders of the Schroder Mutual Funds, which covers the six months ended April 30, 2009. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by portfolio managers explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

The six months under review remained extremely volatile for investors. The reporting period began on a very negative note with markets falling sharply through November. Despite recovering some ground towards the end of November, and trading sideways in December, the S&P 500 ended calendar year 2008 down 37.0%. The roller coaster ride for investors continued into 2009 as the S&P hit its lowest closing level in 12 years on March 9, 2009. We witnessed a US economy arguably in its worst condition since the Great Depression of the 1930s. The problems have been broad-based and heavily reported, including the banking crisis, massive job losses, and the collapse of the housing market and auto industry. In the end, the US Government was forced to take unprecedented monetary steps to ease the economic pain, including a $1 trillion stimulus package, expansionary monetary policies, new programs to assist banks in clearing bad debt off their balance sheets and partnering with Chrysler and General Motors to keep those firms afloat.

Soon after entering office, President Obama announced a significant fiscal stimulus package, removing any doubt that the US was, in fact, in a recession. This was confirmed by the National Bureau of Economic Research, which pronounced on December 1, 2008 that the US had been in recession since December 2007.

In response to this worsening data, central banks around the world were forced to cut rates significantly in attempt to stimulate the economy. The Fed Funds target rate started the period at 2.00% and ended in a "range" of 0-0.25%, its lowest level in history.

In Europe, the economic environment continued to decline as it became clear that the downturn in the world economy would be deeper than previously anticipated. Central banks began cutting interest rates close to zero, announcing a series of significant fiscal measures to support growth. Economic conditions deteriorated further in the Eurozone, where manufacturing contracted at a record pace, retail sales continued to fall, joblessness rose, and consumer and business confidence dropped to record lows. The European Central Bank cut its key interest rate to an historic low, and many countries expanded their national spending programs similar to the US. Despite modest improvements posted in April, the economic sentiment figures remain near record lows while key sectors continue to struggle in the global economic downturn.

Asian regional economies, especially those dependent on exports, were under pressure as global trade activity and manufacturing contracted sharply. Further monetary and fiscal stimulus measures were announced to support economies and prevent a sharp slowdown, again as seen throughout the global economy. However, the latest economic data from leading economies in the region raised hopes of stabilization. For example, data out of China in terms of manufacturing and exports pointed to a mild recovery, aided by the government's stimulus efforts emphasizing increased lending. China's trade surplus rebounded late in the period, as export declines moderated and imports fell more than expected.

Our outlook for the remainder of 2009 is one of caution. We recently cut our forecasts for global growth and expect global GDP to contract by 1.5% for the rest of 2009, due to a sharper slowdown in both the Organization for Economic Co-operation and Development and the emerging markets than we had previously expected. Emerging markets are likely to be hit by the decline in trade, and we expect them to experience a year of activity similar to that last seen during the Asian crisis. However, we anticipate a modest global recovery in 2010 as monetary and fiscal policy gains traction and as the banking system stabilizes.

However, there is still a great deal of uncertainty with regard to how and when the latter will be achieved. We are also predicting a drop in inflation, helped by lower commodity and energy prices. We believe that interest rates are likely to stay at their current record low levels in the US, UK and Japan, falling further in the Eurozone, and remaining so throughout 2010.

Although equities appear to offer value on several measures, we believe that a sustained recovery in markets is still some way off. Clarity is needed on the banking sector and the focus will be on the US Government's efforts to recapitalize the banks. We also expect further write-offs and, while the market will at some point look through this backdrop to recovery, right now there is insufficient visibility as to when earnings will trough.

SCHRODER MUTUAL FUNDS

As we stated in the Funds' Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                        Sincerely,


                                        /s/ Mark A. Hemenetz

                                        Mark A. Hemenetz, CFA
                                        President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS SEMI-ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE MAY NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2009.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2009)

PERFORMANCE

In the six months ended April 30, 2009, the Schroder International Alpha Fund (the "Fund") gained 1.31% (Investor Shares) and 1.32% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which fell 2.65%.

MARKET BACKGROUND

The modest decline in the Index masked what was another volatile period for equity markets. Share prices fell sharply in the final quarter of 2008 and into the next quarter, but staged a strong recovery in the final two months of the period. Investors were faced with ongoing negative news on the one hand, but, on the other hand, a few glimmers of hope that the worst might indeed be in the past.

Economic data continued to deteriorate, especially on GDP growth, employment and retail spending. The US, Europe and Japan experienced the most severe downturns, while emerging markets also declined, but proved relatively resilient. Although economic and, to some extent, corporate data continued deteriorating, particularly in developed economies, the rate of decline seemed to slow recently. Part of this improvement was on the back of companies reducing inventories to meet weakened demand but also was a result of governments around the world announcing sizable fiscal stimulus packages and easing monetary policy, with interest rates in most developed economies now at record lows.

In equity markets, financial stocks underperformed over the period, but reached a possible turning point in early March, as it became clear that US authorities in particular would do whatever was necessary to support the banking system without resorting to nationalization. This bolstered financial stocks around the world, but the sector as a whole was not able to recover all the ground lost earlier in the period.

In terms of overall sector performance, the relative improvement in data mentioned above resulted in a notable shift in sentiment from early March onward. Investors took this as a cue to rotate out of 'safe haven' defensive areas, such as healthcare, utilities and consumer staples, into more cyclical areas like the industrials, technology and consumer discretionary sectors. Materials stocks, such as the mining sector, also rebounded as commodity prices began to recover from the sharp falls in 2008, and this was the strongest performing sector over the period.

PORTFOLIO REVIEW

From a regional perspective, our holdings in the Pacific ex Japan and emerging markets contributed most to performance. Asian economies, in particular, have been fairly resilient and have driven positive performance in stocks linked to consumer and infrastructure spending, which has been boosted by fiscal stimuli, especially that provided by the Chinese government. Examples include China-based DENWAY MOTORS, luxury hotel group SHANGRI-LA, PING AN INSURANCE and DONGFANG ELECTRIC, which supplies specialist components to the nuclear and wind energy industries.

Climate change has remained in the public spotlight, and economic stimulus plans announced recently in the US, Europe and China all include climate change related initiatives. Companies involved in producing fuel efficient vehicles, and particularly electric and hybrid powered ones, have been clear beneficiaries. HONDA MOTOR was yet another of the Fund's strongly performing consumer discretionary holdings. Consumer discretionary was one of the three most significant contributors to overall Fund returns (the others being energy and financials).

We were quite cautious on financials through most of the period, maintaining an underweight allocation to the sector. This proved an advantageous strategy as a number of banks continued to report problems with bad debt and needed to raise further capital to shore up their balance sheets. The Fund was rewarded for not holding many European banks. One of the few we held, CREDIT SUISSE, performed relatively well, especially in comparison with other Switzerland banks. Most of the Fund's exposure in financials has been focused on Asian companies, which have stronger balance sheets and limited exposure to bad debts plaguing western peers.

Another notable contributor to overall Fund returns was the energy sector. Oil prices firmed following the incredible falls incurred since last May. Investors are now looking through to a pick-up in activity in the latter half of 2009 and beyond. This improved sentiment drove up shares in a number of the Fund's energy sector holdings, including VENTURE PRODUCTION, NIKO RESOURCES and BG GROUP, while the typically lower growth oil majors - which we do not hold - underperformed.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2009)

Not every position worked as well as hoped for, however. CHINA UNICOM was forced to write off some of its assets in the period due to the restructuring currently taking place in the country's mobile phone networks. The anticipated regulatory changes, which are a major driver for the stock, have been somewhat slow to develop. The consumer staples sector was another source of disappointment. Strong brand leaders such as UNILEVER and DANONE came under pressure as investors feared that consumers would begin 'trading down' from higher priced name brands to cheaper goods. We have seen limited evidence of any such trend so far, and we maintain our confidence in these companies.

OUTLOOK

We believe the recent rally in equity markets has been driven by a sense that the worst of the crisis is behind us and by high cash levels looking for a re-entry point in the markets. Although we believe that progress has been made in terms of dealing with the ongoing financial crisis globally and that the steep degradation of macro economic news will level off, we are still relatively cautious. We believe key long-term structural adjustments remain to unfold, and end demand needs to show some sign of improvement to justify a market recovery.

We are likely to see markets remain volatile until there is sustained evidence that demand has room to stabilize and resume. The current inventory cycle (after the drastic moves from the last quarter of 2008) is now helping, but investors need to be able to see an improvement beyond these adjustments. Key areas to monitor include the US housing market, employment and credit conditions. We still expect increases in company bankruptcies and unemployment, but on a more positive note, there are signs that credit markets are improving and financing is becoming easier for good quality companies to secure.

Three key long-term themes are likely to continue influencing not only the global economy but also investment markets. One of these powerful trends is global climate change, as mentioned earlier, while demographic shifts and the 'super cycle' will also play significant roles. Strong expected population growth in emerging markets, with more people moving into the cities, will necessitate greater spending on infrastructure. Demand for commodities should be well supported as a result of this. Urbanization will also drive growth in other key sectors, such as insurance and consumer discretionary.

Within the Fund, some of our most overweight positions currently are European technology companies, consumer discretionary companies particularly in the Pacific ex Japan, Canadian energy companies, and materials companies but with a focus on those that should benefit from increased infrastructure spending especially in emerging markets. At the same time, we remain underweight in industrials and utilities as well as European and Japanese financials.

Overall, we continue to look for attractively priced quality growth companies, focusing on those with globally competitive advantages. We define 'quality' in terms of both a company's balance sheet and its management team. Companies that, financially, are quite secure and have good access to credit should be sought after in this environment, and highly experienced key personnel should help their companies not only survive through the tough times but also ensure they emerge as relative winners. We believe that investing in such companies should continue to benefit the Fund.

SCHRODER INTERNATIONAL ALPHA FUND

PERFORMANCE INFORMATION

                                           One Year Ended    Five Years Ended     Ten Years Ended
                                           April 30, 2009   April 30, 2009 (b)   April 30, 2009 (b)
                                           --------------   ------------------   ------------------
Schroder International Alpha Fund (a) --
   Investor Shares .....................      (42.07)%             1.25%               0.08%
   Advisor Shares ......................      (42.09)%             1.02%(c)           (0.14)%(c)

(a) Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b)  Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*            % OF INVESTMENTS
---------            ----------------
Nestle                      3.2%
Vodaphone Group             2.9
Credit Suisse               2.7
Nokia                       2.4
BG Group                    2.4

*    Excludes any Short-Term Investments.

                             GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                        % of Investments
                        ----------------
Continental Europe            35.5%
Pacific ex-Japan              21.4
United Kingdom                18.7
Japan                         11.7
Emerging Markets               6.6
North America                  3.6
Short-Term Investment          2.5

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF JUNE 9, 2009)

PERFORMANCE

In the six months ended April 30, 2009, the Schroder International Diversified Value Fund (the "Fund") gained 6.98% (Investor Shares) and 6.95% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which fell 2.65% during this same period.

MARKET BACKGROUND

International equity markets remained volatile throughout the reporting period, with the equity markets substantially lower in the beginning of the period, as the acceleration of the credit crunch became increasingly noticeable on the underlying economy and banks. Banks are under pressure to continue bolstering their capital positions and have been looking to secure funding. Many major financial institutions issued new shares, and some were rescued by governments taking stakes in those companies. The sharp economic slowdown effectively curbed inflationary pressures, leaving investors worried, instead, about mounting evidence of a deep recession. Credit conditions remained tough, despite aggressive interest rates cuts, and many firms cut costs by reducing activity and/or headcount. Economic data generally has been weak but there are signs that government efforts to alleviate the impact of the deleveraging of financial systems are providing some support. In looking at different financial sectors, materials and energy had the best returns supported by firmer oil and commodity prices. Consumer discretionary also held up reasonably well, with investors increasing exposure to cyclicality, apparently believing the worst of the crisis is now behind us. Utilities were the weakest, followed closely by financials.

PORTFOLIO REVIEW

The International Diversified Value Fund is managed using a bottom-up, unconstrained approach. The Fund aims to capture as many different value themes as possible, and expects to benefit from these in the long run as markets recognize this value.

The Fund outperformed the Index during the reporting period. This outperformance was well diversified with positive excess returns in eight of the ten global sectors. The key contributors to performance came from the technology sector with computers and peripherals (QUANTA COMPUTER) and electronic equipment (TDK) adding value. The Fund had positive selection within the financials sector, notably capital market stocks such as HENDERSON GROUP and CLOSE BROTHERS GROUP. Exposure to electric utilities stocks and Japanese and continental European telecommunications companies proved beneficial as did Japanese machinery and auto-related exporters, which was mostly due to the decline in the value of the yen. The Fund also benefited in relative terms from its low weight in the consumer staples sector, particularly mega cap food products companies, as more cyclical areas of the market began to outperform.

OUTLOOK

Recent market performance has been determined, to a large extent, by a simplistic top-down cultural narrative; sectors traditionally viewed as being defensive have outperformed, whereas financials and other cyclicals have been largely shunned. Investors' prolonged preference for defensive sectors has created opportunities among typically less well represented areas like technology. As market sentiment has improved, albeit in a fragile and volatile manner, this has started to reverse. We expect this to benefit more discriminating bottom-up value investors.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

PERFORMANCE INFORMATION

                                                      One Year        Annualized
                                                        Ended           Since
                                                   April 30, 2009   Inception (a)
                                                   --------------   -------------
Schroder International Diversified Value Fund --
   Investor Shares .............................      (40.58)%        (11.00)%
   Advisor Shares ..............................      (40.69)%        (11.22)%

(a)  From commencement of Fund operations on August 30, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                     % OF INVESTMENTS
---------                     ----------------
CNP Assurances                       0.5%
Schindler Holdings                   0.5
Zurich Financial Services            0.5
Royal Dutch Shell, Class B           0.5
Man Group                            0.5

*    Excludes any Short-Term Investments.

                             GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                              % of Investments
                              ----------------
Continental Europe                  41.1%
Pacific ex-Japan                    15.1
Japan                               13.1
Emerging Markets                     9.7
United Kingdom                       9.7
North America                        9.6
Short-Term Investment                1.7

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 26, 2009)

PERFORMANCE

In the six months ending April 30, 2009, the Schroder Emerging Market Equity Fund (the "Fund") rose 17.56% (Investor Shares) and 17.36% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which rose 17.37% during the same period.

MARKET BACKGROUND

Global emerging equity markets delivered strong returns, with these markets experiencing a sharp rally in the latter part of the period as investor risk appetite improved. Although ongoing uncertainties about the prospects for the global economy and generally weak data weighed on sentiment for much of the period, a number of developments in March and April led to an increase in investor confidence. These included encouraging economic news in China and the announcement of plans by the US Treasury to address the problem of toxic assets in the banking sector. Further positives were the announcement from the G20 summit of an increase in the International Monetary Fund ("IMF") resources, a number of upside surprises during the Q1 2009 earnings season and a slightly more optimistic assessment of the global economy from the G7 and IMF (although towards the end of the period news emerged of the outbreak of 'swine flu' in Mexico and its spread to other countries).

The Indonesian market was the strongest performer, rallying sharply in the latter part of the six-month period ended April 30, 2009, with positives including receding external liquidity concerns, a relatively benign political outlook following parliamentary elections and the central bank cutting interest rates. The commodity-driven Peruvian market also outperformed, gaining from a rally in copper prices in the latter part of the period, while the country's central bank reduced interest rates. China, Brazil and Korea also outperformed. The MSCI China Index benefited from interest rate cuts by the country's central bank, while the Chinese authorities announced a significant fiscal package to stimulate infrastructure and housing investment. Other positive developments during the period included a sustained improvement in the Purchasing Managers Index and an acceleration in loan growth. In Brazil, positives included strong returns from local index heavyweights PETROLEO BRASILEIRO (energy) and CIA VALE DO RIO DOCE (mining) and a reduction in interest rates by the country's central bank. The Korean market was boosted by the strong performance of index heavyweight SAMSUNG ELECTRONICS and a rally in the banking sector, while the country's central bank reduced interest rates. Poland and Hungary were among the weakest performing emerging markets. Concerns about the pace of economic deterioration in these countries, given their close trading links with developed Europe, and also about the level of external debt weighed on sentiment for much of the period. However, these markets recovered some ground towards the end of the period as investor risk appetite improved. The energy-dominated Russian market underperformed, with oil prices falling very sharply in the early part of the period (although it later trended upwards). In other developments, the country's central bank reduced interest rates towards the end of the period. Mexico also underperformed due to deteriorating economic data and its high exposure to the US.

PORTFOLIO REVIEW

Fund performance was ahead of the benchmark index for Investor shares (and broadly in line for Advisor shares) over the period. Overall both the Fund's asset allocation policy and stock selection were beneficial. An underweight in the underperforming Mexican market added value as did overweights in both the Chinese and Indonesian markets, which outperformed. This was somewhat offset by an overweight in the underperforming Russian market. The Fund's cash exposure also had a negative impact, given the rise in markets over the period. Stock selection in China (overweight CHINA NATIONAL BUILDING MATERIAL, PING AN INSURANCE and DENWAY MOTORS), India (overweight RELIANCE INDUSTRIES, ICICI BANK and MAHINDRA & MAHINDRA), Taiwan (overweight TAIWAN CEMENT and CHUNGHWA TELECOM) and South Africa (overweight ANGLOGOLD) had a positive impact on performance, outweighing the negative impact of stock selection in Korea (overweight KOREA EXCHANGE BANK, SK TELECOM and LG TELECOM), Brazil (zero weight OGX and overweight WEG) and Israel (overweight SHUFERSAL).

OUTLOOK

Economic activity, particularly in the US, Europe and Japan, is expected to be very weak this year as banks remain unwilling to lend and consumer demand continues to be lacklustre. This general deleveraging will likely result in negative GDP growth in most developed markets this year. Moreover, any recovery next year is likely to be modest. Given this scenario, GDP in the emerging world will also slow, but remain 3%-4% above that of the developed economies. Although recent data indicates that economic activity is no longer collapsing, it does not signal that a meaningful recovery is around the corner. In fact, activity continues to deteriorate, but at a slower rate. This improvement should not be too surprising given the extent of the inventory reduction seen in recent months.

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 26, 2009)

It is, however, likely that this pick-up in the inventory cycle will begin to fade later this year and in our opinion the developed economies continue to face substantial headwinds.

The level of uncertainty about the length and depth of the global economic slowdown remains high, but, with recent data indicating that the global banking system has probably been stabilised, investor sentiment has improved and markets have seen a strong rally. Our base case is that economic activity in the US and Europe will only begin to show signs of genuine improvement in early 2010. If this outlook is correct, markets should begin to discount the recovery somewhat earlier but in these regions the current rally may be premature. However this is not necessarily true in emerging markets. We believe that economic fundamentals for many emerging countries are much stronger than for the developed world and there is more room for fiscal spending to be used to counteract any slowdown. Debt levels in emerging markets are also generally modest and they are not suffering from the deleveraging that continues to impact the developed economies. We therefore expect the emerging economies to lead the global recovery. Indeed, in China it is already clear that economic activity has started to improve as government spending has turned consumer confidence upwards and car and property sales have responded.

PERFORMANCE INFORMATION

                                             One Year        Annualized
                                              Ended            Since
                                          April 30, 2009   Inception (a)
                                          --------------   -------------
Schroder Emerging Market Equity Fund --
   Investor Shares ....................      (40.62)%         (1.72)%
   Advisor Shares .....................      (40.81)%         (1.97)%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
---------                                ----------------
OAO Gazprom ADR                                3.1%
Petroleo Brasileiro ADR                        3.0
Taiwan Semiconductor Manufacturing ADR         2.6
China Mobile                                   2.6
Reliance Industries GDR                        2.2

*    Excludes any Short-Term Investments.

                             GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                        % of Investments
                        ----------------
Asia/Far East                 54.6%
Latin America                 17.1
Europe                        12.2
Africa                         7.4
Mid-East                       5.4
Short-Term Investment          3.3

SCHRODER U.S. OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF JUNE 10, 2009)

PERFORMANCE

In the six months ended April 30, 2009, the Schroder U.S. Opportunities Fund (the "Fund") fell 2.41% (Investor Shares) and 2.48% (Advisor Shares) compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 8.40%.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock picks in the consumer discretionary, financial services and consumer staples sectors contributed the most to performance. Stock selection detracted in only two sectors: health care and producer durables.

MARKET BACKGROUND

The US market declined significantly during the reporting period. News of the US Government's initial economic recovery plans along with the flow of weak economic data (unemployment, industrial production, home prices, consumer confidence and GDP) caused the US small cap market to fall to levels not seen since 2003. At the same time, headlines concerning the auto industry, AIG and Merrill Lynch bailouts and bonuses and the failure of the financial sector in general created a heightened state of uncertainty. Markets, however, rallied as the government unveiled the Public-Private Investment Program ("PPIP") to clean up toxic assets on US banks' balance sheets and a fiscal stimulus package.

PORTFOLIO REVIEW

The Fund outperformed the Index during the six months ending April 30, 2009 due to significant stock selection in all sectors, except for health care and producer durables.

Picks in consumer discretionary, financial services and consumer staples added positively to Fund performance. Within the consumer sector, the Fund's positions in the auto parts, foods and hotel/motels sectors contributed the most to performance. From the financial services sector, holdings in EURONET WORLDWIDE and stock picks from the real estate investment trust (REIT) industry added strength.

At sector level, the Fund's underweight in financial services and overweight in technology also had a positive impact on performance.

The main area of weakness came from stock selection in the health care and producer durables sectors.

OUTLOOK

We believe the US equity market is likely to be volatile in the next couple of months, as the economic downturn is expected to be longer in duration relative to other recent recessions. However, given the magnitude of the sell-off we have experienced (second only to the 1929-32 bear market in scale of decline), the market is now selling at what we believe are attractive valuations.

From our perspective, in February the market reached the maximum point of uncertainty - a lack of confidence in the ability of the US Government to manage the crisis, a raft of very weak economic data and negative press. There has been a significant rally after the US Treasury announced more concrete details of the PPIP. While the plan is still a work in progress, it was a positive sign of action which the US equity market had desperately been seeking and appears to have stabilized the environment for the moment. While we do not expect the market to go straight up from here, we believe we have probably seen signs of a bottom.

We do not typically invest in themes within the Fund's portfolio, focusing instead on identifying individual companies which have strong business models and management teams and a durable competitive advantage. However, as valuations have come down across the market, we believe there are compelling investment opportunities in a number of areas.

An area of interest at the moment is the energy sector. We are re-visiting names we have held in the past but sold last summer as stocks hit all-time highs and valuations became excessive. On another note, we continue to apply an overriding philosophy around our health care investments. We have been focusing on companies which save the health care system money, reasoning that in an environment of rising deficits, the system is increasingly likely to come under pressure to reduce costs.

SCHRODER U.S. OPPORTUNITIES FUND

PERFORMANCE INFORMATION

                                             One Year Ended    Five Years Ended     Ten Years Ended
                                             April 30, 2009   April 30, 2009 (c)   April 30, 2009 (c)
                                             --------------   ------------------   ------------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares .......................      (27.00)%            3.31%                8.80%
   Advisor Shares ........................      (27.19)%            3.07%(d)             8.54%(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)  Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                      % OF INVESTMENTS
---------                      ----------------
Scientific Games Class A              2.5%
Reinsurance Group of America          2.3
Waste Connections                     2.2
PSS World Medical                     2.1
LKQ                                   1.8

*    Excludes any Short-Term Investments.

                               SECTOR ALLOCATION

SECTOR                   % OF INVESTMENTS
------                   ----------------
Consumer Discretionary         18.6%
Financial Services             17.4
Technology                     15.3
Health Care                    13.3
Materials & Processing          7.5
Other Energy                    4.7
Consumer Staples                4.2
Utilities                       3.7
Producer Durables               3.3
Autos & Transportation          2.8
Short-Term Investment           9.2

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF JUNE 9, 2009)

PERFORMANCE

In the six months ended April 30, 2009, the Schroder U.S. Small and Mid Cap Opportunities Fund (the "Fund") rose 0.63% (Investor Shares) and 0.51% (Advisor Shares) compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 3.92%.

The Fund's outperformance of the Index was driven by both stock selection and sector weights, which played an important role over the period. Stock picks in the majority of sectors enhanced Fund performance, except for investments in the consumer discretionary and financial services sectors, which detracted.

MARKET BACKGROUND

Overall, US small and mid cap stocks were in negative territory during the six-month period under review. US equity markets declined significantly in January and February. News of the US Government's initial economic recovery plans along with the flow of weak economic data (unemployment, industrial production, home prices, consumer confidence and GDP) caused the US small and mid cap markets to fall to levels not seen since 2003. At the same time, headlines concerning the auto industry, AIG and Merrill Lynch bonuses and the failure of the financial sector in general led to a state of uncertainty. Markets however rallied as the government unveiled the Public Private Investment Program to clean up toxic assets on US banks' balance sheets.

PORTFOLIO REVIEW

During the six months under review, the Fund outperformed the Index. Both stock selection (in producer durables, utilities and technology) and sector weights played an important role over the period.

The Fund benefited by not owning any stocks in the air transportation industry from the producer durables sector. In addition, holdings in utilities especially in the electrical industry such as NV ENERGY and CONSTELLATION ENERGY performed particularly well. Within the technology sector, the Fund's holdings in MACROVISION SOLUTIONS contributed the most to performance.

At the sector level, the Fund's overweight in technology and underweight in financial services contributed to performance. The Fund's average cash position (9.95%) also had a positive impact on performance.

On the other hand, stock selection in consumer discretionary and financial services detracted from Fund performance.

OUTLOOK

We believe the US equity market is likely to be volatile in the next couple of months, as the economic downturn is expected to be longer in duration relative to more recent recessions. However, given the magnitude of the sell off we have experienced (second only to the 1929-32 bear market in scale of decline), the market is now selling at attractive valuations.

From our perspective, in February the market reached the maximum point of uncertainty - a lack of confidence in the ability of the US Government to manage the crisis, a raft of very weak economic data and negative press in the media. There has been a significant rally after the Treasury announced more concrete details of the Public Private Investment Program. While the plan is still a work in progress, it was a positive sign of action which the US equity market had desperately been seeking and appears to have stabilized the environment for the moment. While we do not expect the market to go straight up from here, we believe we might have probably seen signs of a bottom.

Valuations have come down across the market and there are compelling investment opportunities in a number of areas. We do not typically invest in themes within the Fund, focusing instead on identifying individual companies which have strong business models and management teams and a durable competitive advantage.

An area of interest at the moment is the energy sector. We are re-visiting names we have held in the past but sold last summer as stocks hit all-time highs and valuations became excessive. On another note, there has been an over-riding philosophy around our health care investments for some time. We have been focusing on companies which save the health care system money because, in an environment of rising deficits, the system is increasingly likely to come under pressure to reduce costs.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

PERFORMANCE INFORMATION

                                                           One Year        Annualized
                                                            Ended            Since
                                                        April 30, 2009   Inception (a)
                                                        --------------   -------------
Schroder U.S. Small and Mid Cap Opportunities Fund --
   Investor Shares ..................................       (26.72)%         (4.92)%
   Advisor Shares ...................................       (26.93)%         (5.16)%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                      % OF INVESTMENTS
---------                      ----------------
Amdocs                                3.5%
DaVita                                3.3
Republic Service                      3.0
Reinsurance Group of America          2.5
Scientific Games Class A              2.2

*    Excludes any Short-Term Investments.

                               SECTOR ALLOCATION

SECTOR                   % OF INVESTMENTS
------                   ----------------
Technology                     18.7%
Consumer Discretionary         15.0
Financial Services             14.6
Health Care                    13.1
Materials & Processing          9.9
Utilities                       5.4
Other Energy                    4.4
Producer Durables               3.0
Consumer Staples                2.0
Autos & Transportation          1.8
Short-Term Investment          12.1

SCHRODER NORTH AMERICAN EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF JUNE 9, 2009)

PERFORMANCE

In the six months ended April 30, 2009, the Schroder North American Equity Fund (the "Fund") fell 8.27% (Investor Shares) and 8.31% (Advisor Shares). The FTSE North American Index (the "Index"), a broad-based basket of North American stocks, fell 7.32%. For the same six-month period, the S&P 500 Index fell by 8.53%.

MARKET BACKGROUND

North American equities fell during much of the early reporting period. Financial conditions remained challenging despite ongoing efforts by the US Government and Federal Reserve to support struggling institutions and encourage lending. Economic data also added to the gloom, increasingly indicating that the effects of the financial crisis on the real economy were becoming significant. Sentiment began to pick up in response to aggressive interest rate cuts and President Obama's significant fiscal package. Equity markets began to stabilize in the final few weeks of the year, but the Index still recorded a loss of nearly 23% in US dollar terms in the fourth quarter of 2008 and over 37% in 2008 as a whole.

Having had the chance to digest the detail of a multitude of government policy responses, excessive pessimism gave way to an equity market rally towards the end of the reporting period. The dispersion of sector returns was not as defensive as it had been earlier in the period, suggesting a slight strengthening of investors' appetite for riskier assets. The cyclical technology, materials and consumer discretionary sectors outperformed more defensive ones, particularly (but not exclusively) as markets began to rally.

PORTFOLIO REVIEW

The Fund's underperformance against the Index is largely attributable to its exposure to small and mid cap US banks as excess pessimism towards financials stocks resulted in indiscriminate weakness. The Fund's exposure to pharmaceuticals also detracted from relative performance. Although the Fund is slightly underweight in the health care sector, and pharmaceuticals in particular, its holdings suffered amid concern over the potential impact of President Obama's health care reform plans. Relative performance was strongest within the consumer discretionary sector where the Fund was well positioned to benefit from the rally among retailers (with holdings in stocks such as AUTOZONE and BUCKLE) and its restaurant stocks outperformed (E.G., BRINKER INTERNATIONAL). The Fund's underweighting of the industrials sector and overweight position in telecoms also added value in the quarter.

OUTLOOK

Sentiment has strengthened in recent weeks, providing some stability to equity markets. However, the process of restoring confidence can be a fragile one. The Fund employs multiple investment strategies spread across a large number of small stock positions with the intention to capture broad themes and limit stock-specific risk, while top down risks (E.G., sector) are carefully managed.

The key features of the Fund's investment themes as of April 30, 2009 included:

     - Increased exposure to smaller capitalization stocks, where we are currently finding attractive investment opportunities.

     - Maintained bias towards high quality insurance stocks within the financials sector.

     - Underweight utilities, with stocks in this sector still looking expensive on a relative basis.

SCHRODER NORTH AMERICAN EQUITY FUND

PERFORMANCE INFORMATION

                                            One Year          Five Years       Annualized
                                              Ended             Ended             Since
                                         April 30, 2009   April 30, 2009 (c)    Inception
                                         --------------   ------------------   ----------
Schroder North American Equity Fund --
   Investor Shares ...................       (34.10)%         (1.79)%(a)         0.02%(a)
   Advisor Shares ....................       (34.32)%         (2.11)%(b)        (0.30)%(b)

(a)  The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(c)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                         % OF INVESTMENTS
---------                         ----------------
Exxon Mobil                              3.6%
Microsoft                                1.8
International Business Machines          1.8
AT&T                                     1.7
Procter & Gamble                         1.7

*    Excludes any Short-Term Investments.

SCHRODER TOTAL RETURN FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF JUNE 9, 2009)

PERFORMANCE

During the six months ended April 30, 2009, the Schroder Total Return Fixed Income Fund (the "Fund") rose 8.26% (Investor Shares) and 8.23% (Advisor Shares), compared to the Barclays U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 7.74%.

MARKET BACKGROUND

2009 remains a challenging year for investors. Economic data remains weak and indicates only tentative signs of stabilization. Government intervention efforts have accordingly accelerated. The most important stimulus/bank recapitalization package during the reporting period was the Public-Private Investment Program ("PPIP") which innovatively combines both non-government monies and leverage to purchase loan and securities from banks. This is another step in the right direction to increase liquidity on bank balance sheets and equity markets responded very positively, though it will take time for results to be clear. Also, the Federal Reserve greatly enlarged its debt purchase program in order to reduce consumer borrowing (mortgage refinance) costs, expanding targeted mortgage backed security ("MBS") pass-through purchases from $500 to $1,250 billion and adding $100 billion in agency debentures and, importantly, $300 billion in US Treasury debt. The bond market's initial reaction was an immediate decline of nearly half a percent across intermediate Treasury maturities, though the impact was not lasting.

Notwithstanding the creative and aggressive Treasury and Federal Reserve plans, corporate bond spreads widened and have given back most of the gains from a rally that lasted from mid-December through mid-February. Financials led the weakness. Mortgage spreads tightened 5-10 bps in response to enlarged Fed purchases while commercial mortgage-backed securities rallied nearly 6 points in anticipation of the PPIP stabilizing that market.

PORTFOLIO REVIEW

In the six months under consideration, the Fund outperformed the Index. Sector strategy added to portfolio returns in January and February. Portfolio exposure to Treasuries was cut to below that of the benchmark in December and we began the year with an overweight to both agency-issued MBS and corporate bonds. Further additions were made to corporates in January, though we retained a bias for defensive industries and companies with stable cash flows. Overall corporate exposure was reduced in late February in order to book profits after strong performance. Throughout the quarter we added exposure in credit primarily through new issues which were originated with large discounts to outstanding bonds.

The Fund's overweight to mortgages was maintained throughout most of the reporting period, with a reduction in exposure late in the period following sharp spread tightening after the Fed's buying plans were announced. Yield curve and duration strategies also contributed to returns.

OUTLOOK

The Fund is currently being invested with just a moderate amount of excess risk relative to performance benchmarks. Duration and yield curve exposure is close to neutral as both markets are likely to be confined to narrow ranges by Fed policies. Sector allocation favors agency mortgage pass-throughs (mostly GNMA) and corporate credit, and we retain our bias toward corporate sectors with stable cash flows. We recognize that the risk premium for corporate bonds in general is very attractive and that the move by many companies to reduce leverage and improve credit ratios increases their appeal. However, we also see sharp divergences continuing between credits within industries as economic conditions take their toll on weaker issuers. As a result we are being particularly cautious in which companies we extend credit to; our credit analysts have identified many potential "fallen angel" downgrade candidates from investment grade to high yield.

We expect more government stimulus programs for both the consumer and banking system. Those announced in March reflect both the creativity and aggressiveness required given the serious financial leverage they are seeking to offset and the severity of the economic environment. These are positive steps in the right direction, though they increase market uncertainty even as they seek to provide support. We therefore expect market volatility to remain high. While we expect investment grade corporate bonds can rally during the calendar quarter ending June 30, we believe that during the following third calendar quarter there is likely to be a period of increasing turbulence, with high yield defaults increasing materially.

SCHRODER TOTAL RETURN FIXED INCOME FUND

PERFORMANCE INFORMATION

                                                One Year       Annualized
                                                 Ended            Since
                                             April 30, 2009   Inception (a)
                                             --------------   -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares .......................        6.02%           4.94%
   Advisor Shares ........................        5.75%           4.66%

(a)  From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                               % OF INVESTMENTS
--------                               ----------------
FNMA TBA, 6.500%, 06/25/39                   6.2%
U.S. Treasury Note, 1.750%, 03/31/14         5.7
FNMA TBA, 5.000%, 11/01/35                   5.7
FNMA TBA, 4.500%, 06/25/39                   5.6
FNMA TBA, 5.500%, 10/01/35                   5.1

                               SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
------                                   ----------------
US Government Mortgage-Backed
   Obligations                                 46.8%
Corporate Obligations                          24.5
US Treasury Obligations                        10.6
US Government Agency Obligations                5.5
Commercial Mortgage-Backed Obligations          1.5
Collateralized Mortgage Obligations             0.1
Asset-Backed Securities                         0.0*
Short-Term Investment                          11.0

*    Represents less than 0.1% of total investments.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 27, 2009)

PERFORMANCE

In the six months ended April 30, 2009, the Schroder Multi-Asset Growth Portfolio (the "Fund") fell 1.33% (Investor Shares), 1.52% (Advisor Shares), 1,48% (Class A Shares) and 1.55% (Class R Shares), compared to the Consumer Price Index ("CPI" or the "Index", specifically, the CPI for All Urban Consumers) which fell 1.54%. For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, declined by 5.44%.

The Fund's real return shortfall was primarily due to its positions in equity investments during an exceptionally weak first quarter for equity markets worldwide. However, the Fund's relatively underweight position in equities helped it outperform both the MSCI World Index and the S&P 500 Index, which declined 8.53% during the period from October 31, 2008 to April 30, 2009. The Fund also maintained significantly lower volatility than an equity portfolio, as annualized volatility from inception to April 30, 2009 was 10.34% versus 18.81% for the MSCI World Index and 22.38% for the S&P 500 Index. While the Fund has a real return target and we examine performance against a benchmark of inflation plus 5%, we have also compared the Fund against the MSCI World Index and have highlighted our objective of delivering returns comparable to equities but with less volatility.

Among the Fund's investments in alternative asset classes, positions in commodities proved very beneficial during this period as energy and food commodity prices rose sharply. Global bonds, emerging market debt, and infrastructure investments added modest real returns, while property and private equity investments were mild detractors from performance.

MARKET BACKGROUND

April saw a turning point in the year with three major events; the G20 meeting, banks reporting first quarter results, which was stronger than expected and the US bank stress tests. Over the period, the major central banks reduced interest rates to close to zero and announced a series of significant fiscal measures to support growth. We have sliced our forecasts for global growth and expect worldwide GDP to contract by 1.5% in 2009, due to a sharper slowdown in both the OECD and the emerging markets than we had previously expected. Towards the end of the first quarter there was renewed optimism as the US Federal Reserve announced it would follow the Bank of England in beginning a period of quantitative easing. At the beginning of April equity markets enjoyed a sharp bounce from the lows of the year with emerging markets leading the way. Government bond yields ticked up and risk appetite improved. Economic data has been improving, or at least the rate of decline has substantially slowed. However, we believe the housing correction is far from over. The US banking stress tests have produced surprising results. Initial reports have shown that 19 of the US big banks had passed the tests being carried out by the administration to determine their future capital needs. For example, the IMF now estimates total losses will peak at $4.1 trillion while Bloomberg records only $1.3 trillion as written off. Not all of the IMF estimate is attributable to US institutions, with some $1.2 trillion owned by European banks. Nonetheless, the IMF figures imply that US banks need between $275 and $500bn of equity. This seems at odds with statements from Treasury Secretary Geithner that the vast majority of US banks are well capitalised. At the time of writing reports suggest that at least six of the 19 require more capital, indicating further turbulence could develop in the markets following the public release of the stress test results. Details around the regulatory metrics for the stress tests were published on April 24th with many economists suggesting the economic scenarios being used were not nearly "stressful" enough. The green shoots of recovery are appearing and could continue to develop through the summer as the benefits of fiscal and monetary policy are felt.

PORTFOLIO REVIEW

Over the period we maintained our exposure to equities. Our efforts lay in adding regional value, as opposed to trying to tactically take advantage of changes in equity markets, which in a bear market environment can be susceptible to sharp rallies, as well as falls. We reduced the Fund's weighting towards Europe, a region which we believe will continue to be plagued by a mixture of currency strength and financial sector weakness. In contrast we increased the Fund's weighting towards the UK, encouraged by protracted currency weakness which should make exports more competitive, hence helping the profitability of local firms.

We increased the Fund's exposure to high yield debt, which we believe should benefit the Fund in the near future given the anticipated contraction in spreads. The Fund's exposure to emerging market debt ("EMD") has been increased in accordance with our belief that EMD is well positioned to benefit from the elevated spreads seen in the dollar-denominated sector of the market for these bonds. With our economists expecting -1.5% global growth for 2009, asset classes such as commodities are going to require some signs of stabilization in leading economic indicators to present, once again, a significant opportunity. We do expect 2009 to provide

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 27, 2009)

us with an opportunity to pick up cheap commodity exposure, and we increased the Fund's exposure to Treasury Inflation Protected Securities ("TIPS"). With the market pricing in sustained deflation, TIPS sold off, but with large scale money supply growth, we expect that inflation will return faster than current market prices reflect.

Given the unsettled economic environment, we have continued to hold our overall defensive approach but have made some moderate changes to the Fund's portfolio over the period. As in previous months, we have focused on investments that we expect to deliver long-term value but have also implemented some shorter-term tactical positions. Total equity exposure was reduced over the period finishing at approximately 37% of the Fund's net assets as of April 30, 2009. We have made more significant adjustments to our regional equity exposures, with the largest increase being to over-weighting UK equities. We have become increasingly negative on Europe due to its dependence on exports which are currently hampered by the relative strength of the euro, and the slow reactions of the European Central Bank. Although risk appetite did not increase as expected, emerging market performance held up relatively well throughout the period. Currency weakness across countries in the Asia Pacific region has led to increased competitiveness of many companies in these markets. As a result, we increased exposure to Pacific ex Japan equities. Given the low growth environment, we believe it makes sense to prefer markets which can potentially benefit from a boost to competitiveness from currency weakness. During the fourth quarter of last year we built a significant allocation to investment grade credit on valuation grounds. We have added European (German Bund futures) and UK (UK Gilt futures) duration to the fixed income portfolio as we feel yields have further to fall. In the UK the government continues to buy government bonds with somewhat of an insensitivity to price due to their desire to pursue quantitative easing monetary policies. In the case of Europe, we believe the bonds are over-priced and, given a deteriorating economic outlook, should fall in value. We've also added to our TIPS position to take advantage of the market pricing in deflation/very mild inflation which we think is excessively pessimistic in the medium term.

Elsewhere in the Fund, exposure to emerging market debt was marginally increased. High yield debt also continues to offer opportunities with spreads still at historically wide levels and, as such, exposure was gradually increased to approximately 11% by the end of the reporting period. Our global equity investments were able to add value above their respective benchmarks. Our fixed income investments generated positive performance. Our EMD and high yield investments also provided positive results.

OUTLOOK

The speed and magnitude of the current rally increases the likelihood of a consolidation in the short term. The fact that it has occurred without any signs of improvement in final demand, as well as against a continued weak earnings outlook (despite some positive surprises), keeps us cautious on equities. That said, we still like Pacific ex Japan equities given the region's relatively strong structural fundamentals and are funding an overweight position out of the US. Against a backdrop of subdued global growth and low inflation, policy rates are likely to stay at their current record low levels in the major economies for a considerable period. We see little prospect of any tightening this year as central banks will need strong evidence of recovery to be certain of not pushing the economy back into recession.

Although the current rally may still have some legs, we believe that it is likely to disappoint in the absence of any improvement in final demand or meaningful turn in corporate earnings. Markets have recovered from a heavily oversold position to reflect the view that the likelihood of another Great Depression has fallen. However, whilst policymakers may have succeeded in reducing the tail risk for the world economy, we expect economies to struggle in the face of the headwind from de-leveraging.

Property: Our outlook remains negative given the continuing lack of financing for transactions. In the UK, property securities that managed to renew bank financing are now burdened with higher financing costs and terms that are more stringent. More positively, there may be an incentive for banks to raise or not enforce the loan-to-value covenants in the financing contracts, provided loan interest payments are made, as banks would prefer to avoid repossessing assets that could only be liquidated at fire-sale prices. In 2008, property yields in continental Europe rose an average of 100 bps. This upward trend in yields is expected to continue given the deterioration in the economic outlook for the region and lack of liquidity in the credit markets.

Private Equity: Investments have been hit hard by the current economic crisis. The combination of collapsing equity valuations and a poor earnings outlook means leveraged deals may have the value of equity significantly written down through 2009. We believe there will be a number of restructurings to de-leverage companies, leading to a rise in prominence of specialist funds buying distressed companies. Those funds that have cash to invest should be well-positioned to find attractive opportunities across a range

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 27, 2009)

of companies in need of capital. Conversely, managers looking for debt to finance acquisitions may find it increasingly hard to come by and that is likely to remain the case.

Commodities: Developments on the global macro front (E.G., quantitative easing, demand for real assets) will likely provide a more balanced supply/demand environment for commodities. After the steep sell off in risk assets, prices in sectors where supply has contracted may rebound in coming months. Base metals in particular are well placed to benefit from the effects of the current round of global macro policies. Overall, we believe supportive supply-demand dynamics provide a basis for market to trade higher during the remainder of the year.

High Yield: High yield bonds continue to look attractive on valuation grounds given that although spreads have been narrowing, they remain close to historically high levels. According to our high yield fair value model, the market continues to look extremely cheap. While there is the risk that high yield could suffer over the short-term, with the prospect of a pick up in the default rate, it could be argued that most of this has already been discounted by the markets. However, the default rate for US speculative grade debt of 5.2% has yet to reach levels seen in previous recession episodes.

Investment Grade: Investment grade debt continues to offer attractive yields with spreads close to historically wide levels relative to conventional bonds. We are finding it difficult to picture an environment where government bonds will rally, given that yields are still low by historic standards and since quantitative easing has, so far, also failed to have the impact we had expected.

PERFORMANCE INFORMATION

                                              One Year        Annualized
                                                Ended           Since
                                           April 30, 2009   Inception (a)
                                           --------------   -------------
Schroder Multi-Asset Growth Portfolio --
   Investor Shares .....................      (31.45)%         (23.70)%
   A Shares ............................      (31.58)          (23.86)
   Advisor Shares ......................      (31.61)          (23.88)
   R Shares ............................      (31.83)          (24.07)

(a)  From commencement of Fund operations on December 20, 2007.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                             % OF INVESTMENTS
--------                                             ----------------
Schroder U.S. Small and Mid Cap Opportunities Fund         21.0%
iShares iBoxx Investment Grade Corporate Bond Fund         15.8
Goldman Sachs High Yield Fund                              11.6
Schroder International Diversified Value Fund               6.1
PIMCO Emerging Markets Bond Fund                            6.0

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             COMMON STOCK - 95.4%
             AUSTRALIA - 2.2%
    80,824   Orica                                                       986,339
                                                                    ------------
             BRAZIL - 1.1%
    37,679   Redecard                                                    474,931
                                                                    ------------
             CANADA - 3.6%
    16,056   Niko Resources                                              812,691
    31,306   Suncor Energy                                               787,964
                                                                    ------------
                                                                       1,600,655
             CHINA - 5.6%
   356,000   Dongfang Electric Class H (1)                               937,144
 1,558,000   Industrial & Commercial Bank of China Class H               896,662
   107,500   Ping An Insurance Group of China Class H                    672,785
                                                                    ------------
                                                                       2,506,591
             FINLAND - 2.4%
    75,576   Nokia                                                     1,092,364
                                                                    ------------
             FRANCE - 6.3%
    37,727   AXA                                                         635,851
    19,260   GDF Suez                                                    695,316
    16,412   Groupe Danone                                               784,247
    16,706   Ipsen                                                       686,621
                                                                    ------------
                                                                       2,802,035
             GERMANY - 9.2%
    18,805   Bayerische Motoren Werke                                    652,779
     6,783   Deutsche Boerse                                             502,312
    26,207   E.ON                                                        888,584
    26,197   SAP                                                       1,005,512
    49,463   ThyssenKrupp                                              1,062,257
                                                                    ------------
                                                                       4,111,444
             HONG KONG - 11.2%
   702,000   China Unicom Hong Kong                                      803,502
 1,658,000   Denway Motors                                               699,614
   131,000   Esprit Holdings                                             808,872
   544,000   Shangri-La Asia                                             804,470
    90,000   Sun Hung Kai Properties                                     937,802
   119,500   Swire Pacific Class A                                       938,328
                                                                    ------------
                                                                       4,992,588
             ISRAEL - 3.6%
   171,838   Makhteshim-Agan Industries                                  766,433
    19,630   Teva Pharmaceutical Industries ADR                          861,561
                                                                    ------------
                                                                       1,627,994
             ITALY - 1.9%
   263,733   Intesa Sanpaolo                                             850,105
                                                                    ------------
             JAPAN - 11.7%
    28,000   Canon                                                       837,643
    23,500   Honda Motor                                                 677,999

  Shares                                                               Value $
----------                                                          ------------
       145   KDDI                                                        649,934
    50,700   Mitsubishi                                                  776,362
   141,200   Nomura Holdings                                             843,391
    12,300   Unicharm                                                    856,921
    46,000   Ushio                                                       595,700
                                                                    ------------
                                                                       5,237,950
             LUXEMBOURG - 2.2%
    41,985   ArcelorMittal                                               999,378
                                                                    ------------
             NETHERLANDS - 1.8%
    40,755   Unilever                                                    809,764
                                                                    ------------
             SINGAPORE - 2.4%
    90,784   Jardine Strategic Holdings                                1,071,251
                                                                    ------------
             SWITZERLAND - 11.6%
    30,612   Credit Suisse Group                                       1,196,473
    44,163   Nestle                                                    1,445,912
    24,009   Novartis                                                    913,146
     8,211   Roche Holding                                             1,039,777
     3,078   Zurich Financial Services                                   577,782
                                                                    ------------
                                                                       5,173,090
             UNITED KINGDOM - 18.6%
    64,129   Admiral Group                                               863,534
    66,576   BG Group                                                  1,075,584
    30,403   Cairn Energy (1)                                            963,042
   145,585   Rexam                                                       681,078
    22,640   Rio Tinto                                                   928,302
   292,276   Sage Group                                                  801,390
   172,173   Tesco                                                       858,142
   698,032   Vodafone Group                                            1,286,614
   127,095   WPP                                                         876,368
                                                                    ------------
                                                                       8,334,054
                                                                    ------------
             TOTAL COMMON STOCK
                (Cost $48,417,493)                                    42,670,533
                                                                    ------------
             EQUITY-LINKED
             WARRANT (2)(3) - 1.9%
             INDIA - 1.9%
   190,442   Shriram Transport Finance
                Expires 01/18/13
                (Cost $1,418,653)                                        837,945
                                                                    ------------
             SHORT-TERM INVESTMENT (4) - 2.5%
 1,136,403   JPMorgan U.S. Government Money
                Market Fund, 0.270%
                (Cost $1,136,403)                                      1,136,403
                                                                    ------------
             TOTAL INVESTMENTS - 99.8%
                (Cost $50,972,549)                                    44,644,881
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

                                                                       Value $
                                                                    ------------
             OTHER ASSETS LESS LIABILITIES - 0.2%                        102,466
                                                                    ------------
             NET ASSETS - 100.0%                                    $ 44,747,347
                                                                    ============

(1)  Denotes non-income producing security.

(2)  Securities are not readily marketable.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2009, the value of this security amounted to $837,945, representing 1.9% of the net assets of the Fund.

(4)  The rate shown represents the 7-day current yield as of April 30, 2009.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             COMMON STOCK - 97.5%
             AUSTRALIA - 4.1%
    39,418   Abacus Property Group REIT                                    9,019
     6,960   Aditya Birla Minerals                                         1,820
     7,417   Aspen Group REIT                                              2,101
     8,402   BlueScope Steel                                              14,282
    10,757   Centro Retail Group REIT                                        344
    14,362   Commonwealth Property Office Fund REIT                        8,503
    11,208   GPT Group REIT                                                3,826
     8,170   Incitec Pivot                                                12,522
    18,014   ING Industrial Fund REIT                                      2,224
    19,856   ING Office Fund REIT                                          6,274
       798   Lend Lease                                                    4,185
     3,862   Macquarie Airports Management                                 5,078
    32,610   Macquarie CountryWide Trust REIT                              7,462
       774   Macquarie Group (1)(2)                                       18,716
    25,045   Macquarie Office Trust REIT                                   3,548
     2,959   McPherson's                                                   2,407
     5,471   Metcash                                                      16,532
     5,945   Mirvac Group REIT                                             4,513
     4,452   Mirvac REIT                                                   1,229
     1,340   National Australia Bank                                      20,081
     6,333   Nomad Building Solutions                                      2,346
    11,656   Pacific Brands                                                5,927
     6,188   Platinum Asset Management                                    18,205
    15,922   Qantas Airways                                               22,900
    10,664   Rubicon America Trust REIT (1)(2)(3)                             --
     1,026   Sims Group                                                   14,906
       273   Stockland (3)                                                   575
     5,754   Stockland REIT                                               13,124
     6,150   Suncorp-Metway                                               26,357
    13,158   Telstra                                                      31,828
       960   Wesfarmers                                                   15,788
       876   Westfield Group REIT                                          6,828
                                                                    ------------
                                                                         303,450
             AUSTRIA - 2.1%
       309   Austria Technologie & Systemtechnik                           1,410
     1,040   Erste Group Bank                                             22,005
       769   OMV                                                          24,132
       578   Raiffeisen International Bank Holding                        20,248
     2,101   Telekom Austria                                              27,811
       717   Verbund - Oesterreichische Elektrizitaetswirtschafts         29,677
     1,286   Voestalpine                                                  24,914
       514   Wienerberger                                                  6,117
                                                                    ------------
                                                                         156,314
             BELGIUM - 1.4%
       931   Belgacom                                                     27,190
       551   Econocom Group                                                4,372
       340   Euronav                                                       4,946
     2,067   Fortis                                                        5,139
       136   Intervest Offices REIT                                        3,507

  Shares                                                               Value $
----------                                                          ------------
     1,477   KBC Ancora                                                   22,657
       341   Mobistar                                                     20,482
       321   Tessenderlo Chemie                                            9,593
        66   Wereldhave Belgium REIT                                       4,451
                                                                    ------------
                                                                         102,337
             BERMUDA - 0.6%
     5,548   Catlin Group                                                 28,866
       800   Frontline                                                    16,085
                                                                    ------------
                                                                          44,951
             BRAZIL - 2.0%
     2,600   Banco do Brasil                                              22,304
       400   Cia de Transmissao de Energia Eletrica Paulista               8,601
     1,600   Cia Energetica de Minas Gerais ADR                           24,080
       500   Cia Paranaense de Energia ADR                                 6,270
       400   CPFL Energia                                                  6,076
     2,200   Gerdau ADR                                                   15,620
     1,200   Light                                                        13,078
     1,400   Tele Norte Leste Participacoes ADR                           21,770
     1,400   Telecomunicacoes de Sao Paulo ADR                            30,366
                                                                    ------------
                                                                         148,165
             BRITISH VIRGIN ISLANDS - 0.0%
     5,357   Livermore Investments Group                                   1,307
                                                                    ------------
             CANADA - 9.0%
     1,400   AGF Management Class B                                       13,494
     1,600   Alimentation Couche Tard Class B                             17,501
       900   AltaGas Income Trust                                         11,127
     2,100   ARC Energy Trust                                             27,282
       800   Atco Class I                                                 23,032
       700   Bank of Montreal                                             23,175
       400   Bank of Nova Scotia                                          11,379
       981   Baytex Energy Trust                                          13,665
       300   Baytex Energy Trust                                           4,149
     1,400   Bonavista Energy Trust                                       21,239
       700   Canadian Oil Sands Trust                                     14,457
     1,000   Canadian Utilities Class A                                   28,916
       300   Canadian Utilities Class B                                    8,750
       600   Empire Class A                                               25,064
     1,100   Enerflex Systems Income Fund                                  9,330
       682   Enerplus Resources Fund                                      12,876
       340   Enerplus Resources Fund (Canada)                              6,486
     1,200   Freehold Royalty Trust                                       11,778
     1,442   GAZ Metro LP                                                 17,380
       600   George Weston                                                29,786
     1,600   Great-West Lifeco                                            27,478
     1,200   Husky Energy                                                 29,077
     1,000   InnVest REIT                                                  3,101
       600   Major Drilling Group International                            6,804
       600   Manitoba Telecom Services                                    16,847
     2,000   NAL Oil & Gas Trust                                          14,752
     1,500   Northland Power Income Fund                                  11,944
     1,300   Pengrowth Energy Trust                                        8,444

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
     1,600   Penn West Energy Trust                                       17,554
     1,200   Power Corp. of Canada                                        22,439
     1,100   Power Financial                                              22,007
     2,600   Provident Energy Trust                                       11,397
     1,300   Reitmans Canada Class A                                      13,239
     1,800   Teck Cominco (United States) Class B                         18,972
     1,100   TELUS                                                        26,875
       700   Toronto-Dominion Bank                                        27,634
     1,600   Total Energy Services Trust                                   5,472
     1,400   TransForce                                                    5,386
     2,000   Trilogy Energy Trust                                          9,753
     1,200   Trinidad Drilling                                             4,848
       700   Vermilion Energy Trust                                       15,841
       300   Wajax Income Fund                                             3,930
     2,300   Yellow Pages Income Fund                                     10,950
                                                                    ------------
                                                                         665,610
             CHILE - 0.2%
    39,222   Enersis                                                      11,736
                                                                    ------------
             CHINA - 2.6%
    59,000   Bank of China                                                22,079
    27,000   Bank of Communications                                       21,985
     7,900   Bengang Steel Plates                                          3,007
    11,000   China Citic Bank                                              5,067
     9,500   China COSCO Holdings Class H                                  7,833
    21,000   China Molybdenum                                             10,677
    12,000   China Shineway Pharmaceutical Group                           7,340
    30,000   China Telecom Class H                                        14,904
    14,000   Datang International Power Generation                         6,793
    15,000   Industrial & Commercial Bank of China Class H                 8,633
    10,000   Jiangxi Copper Class H                                       11,898
     3,000   Lianhua Supermarket Holdings                                  3,569
    24,000   People's Food Holdings                                        8,026
    24,000   PetroChina Class H                                           21,245
     8,700   Shandong Chenming Paper Holdings                              4,289
    40,500   Sinotrans Shipping                                           12,647
     4,500   Weiqiao Textile Class H                                       1,800
    10,000   Yanzhou Coal Mining                                           9,459
    10,000   Zhejiang Expressway                                           8,607
                                                                    ------------
                                                                         189,858
             CZECH REPUBLIC - 0.5%
        83   Komercni Banka                                               11,252
     1,215   Telefonica O2 Czech Republic                                 26,209
                                                                    ------------
                                                                          37,461
             DENMARK - 0.3%
       150   Amagerbanken                                                  1,236
       582   D/S Nordern                                                  19,844
                                                                    ------------
                                                                          21,080

  Shares                                                               Value $
----------                                                          ------------
             FINLAND - 2.8%
     1,726   Elisa                                                        23,007
       809   Kesko Class B Shares                                         21,204
       978   Konecranes                                                   20,111
       906   Metso (3)                                                    14,042
     1,706   Neste Oil                                                    22,267
     1,543   Orion                                                        22,445
     1,242   PKC Group                                                     5,929
     1,295   Rautaruukki                                                  24,352
       667   Sampo                                                        12,552
       875   Wartsila                                                     29,205
       962   YIT                                                           9,261
                                                                    ------------
                                                                         204,375
             FRANCE - 8.1%
     1,300   Air France-KLM                                               14,564
     1,609   AXA                                                          27,118
       588   Bouygues                                                     25,287
       714   Carrefour                                                    29,166
       202   Cegid Group                                                   2,725
       550   Cie de Saint-Gobain                                          19,947
       243   Ciments Francais                                             22,173
       462   CNP Assurances                                               36,590
       138   Compagnie Plastic-Omnium                                      1,706
       607   Credit Agricole                                               8,990
        26   Credit Industriel et Commercial                               4,178
       201   Esso Ste Anonyme Francaise                                   21,557
        74   Fonciere Des Regions REIT                                     4,076
     1,183   France Telecom                                               26,391
       374   Gecina REIT                                                  20,614
       844   Generale de Sante                                            14,721
       394   Lafarge                                                      22,519
       180   Lafarge (3)                                                   9,640
       182   LISI                                                          6,980
     6,515   Natixis                                                      14,982
       323   Nexity                                                       10,546
       479   Peugeot                                                      11,180
       130   Pierre & Vacances                                             8,351
       246   PPR                                                          19,014
       280   Rallye                                                        5,750
     1,864   Rexel                                                        15,569
       505   Sanofi-Aventis                                               29,230
       331   Schneider Electric                                           25,348
     1,353   SCOR                                                         28,574
       126   Societe de la Tour Eiffel REIT                                4,111
       169   Ste Industrielle d'Aviation Latecoere                           945
       544   Total                                                        27,585
        39   Total Gabon                                                  12,378
       481   Valeo                                                         9,996
       228   Vallourec                                                    25,143
       824   Vivendi                                                      22,305
       243   Wendel                                                        9,012
                                                                    ------------
                                                                         598,961

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             GERMANY - 4.1%
        36   Allianz                                                       3,320
        48   Allianz (France)                                              4,461
       730   BASF                                                         27,580
       300   Bechtle                                                       4,527
        61   Boewe Systec                                                    356
       612   Commerzbank                                                   4,176
       447   Demag Cranes                                                  9,399
     1,067   Deutsche Lufthansa                                           13,637
     2,063   Deutsche Telekom                                             24,935
       174   EnBW Energie Baden-Wuerttemberg                               8,300
       288   Generali Deutschland Holding                                 23,613
       452   HeidelbergCement                                             19,067
       455   Indus Holding                                                 6,468
       285   Koenig & Bauer                                                3,053
       380   Metro                                                        16,181
       224   Muenchener Rueckversicherungs                                30,993
       573   Norddeutsche Affinerie                                       16,253
       257   RWE                                                          18,553
       297   Salzgitter                                                   21,185
       125   Schlott Gruppe                                                  992
       256   Sixt                                                          3,998
     1,197   SQS Software Quality Systems                                  4,229
       691   ThyssenKrupp                                                 14,840
       493   Wincor Nixdorf                                               24,774
                                                                    ------------
                                                                         304,890
             GREECE - 1.1%
       147   Bank of Greece                                                8,413
     1,114   Hellenic Exchanges Holding Clearing Settlement and
                Registry                                                   9,811
     1,767   Hellenic Petroleum                                           17,222
     1,878   Hellenic Telecommunications Organization                     28,808
       992   Motor Oil Hellas Corinth Refineries                          10,534
     2,596   Proton Bank                                                   3,330
                                                                    ------------
                                                                          78,118
             GUERNSEY - 0.0%
     3,969   IRP Property Investments Limited                              3,373
                                                                    ------------
             HONG KONG - 3.7%
    11,500   BOC Hong Kong Holdings                                       16,413
    28,000   Champion REIT                                                 6,467
    66,822   Champion Technology Holdings                                  2,199
     4,000   Chow Sang Sang Holding                                        2,416
    30,000   Cnpc Hong Kong                                               15,020
     9,000   Great Eagle Holdings                                         12,519
     7,000   Hongkong Land Holdings                                       17,500
    30,000   Hung Hing Printing Group                                      4,452
     3,000   Hutchison Whampoa                                            17,808
     5,000   Hysan Development                                             9,136
     8,500   Kingboard Chemical Holdings                                  20,840
    15,000   Kowloon Development                                           7,259

  Shares                                                               Value $
----------                                                          ------------
    72,000   Lenovo Group                                                 19,790
    22,000   Lerado Group Holdings                                         1,590
    28,000   Norstar Founders Group (1)(2)                                    --
     5,500   Orient Overseas International                                15,933
    58,000   Pacific Andes International Holdings                          6,137
    11,000   Pacific Basin Shipping                                        5,522
     2,781   Prosperity Minerals Holdings                                  1,932
    18,000   Public Financial Holdings                                     6,318
    24,000   Silver Grant International                                    3,004
    30,000   SIM Technology Group                                          2,400
    48,000   Sinolink Worldwide Holdings                                   4,026
    21,000   Sunlight REIT                                                 3,550
     3,000   Swire Pacific Class A                                        23,556
     9,000   TAI Cheung Holdings                                           3,414
     7,200   Transport International Holdings                             19,511
    27,000   Victory City International Holdings                           1,812
     4,000   VTech Holdings                                               20,130
    16,000   Xiwang Sugar Holdings                                         2,457
                                                                    ------------
                                                                         273,111
             HUNGARY - 0.1%
       231   MOL Hungarian Oil & Gas                                      11,148
                                                                    ------------
             INDONESIA - 0.1%
    65,000   Aneka Tambang                                                 8,794
                                                                    ------------
             IRELAND - 0.6%
     5,409   Allied Irish Banks                                            6,866
     3,548   Anglo Irish Bank (1)(2)                                          --
     2,733   C&C Group                                                     6,361
     1,582   DCC                                                          28,638
     1,959   Irish Life & Permanent                                        5,000
                                                                    ------------
                                                                          46,865
             ISRAEL - 0.9%
    15,580   Bezeq Israeli Telecommunication                              24,612
     1,094   Cellcom Israel                                               24,994
     1,213   Partner Communications                                       20,256
                                                                    ------------
                                                                          69,862
             ITALY - 5.2%
       582   Banca Intermobiliare                                          2,159
    15,636   Banca Monte dei Paschi di Siena                              25,267
     1,765   Banca Popolare dell'Emilia Romagna                           21,590
       291   Banco di Sardegna                                             4,068
     1,667   Banco Popolare                                               11,088
     1,551   Buzzi Unicem                                                 22,972
     2,182   Caltagirone                                                   7,646
     1,884   Cementir Holding                                              6,858
     5,016   Enel                                                         27,412
     1,487   ENI                                                          32,347
     1,475   ERG                                                          22,938
     1,078   Fondiaria-Sai                                                18,076
       802   Indesit                                                       4,051
     7,162   Intek                                                         3,627

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
     2,366   Intesa Sanpaolo                                               7,626
     1,689   Italcementi                                                  20,560
       204   Italmobiliare                                                 7,794
     3,269   KME Group                                                     2,825
     1,668   Maire Tecnimont                                               3,439
     1,425   Mediaset                                                      8,061
     2,381   Milano Assicurazioni                                          7,352
     1,256   Piccolo Credito Valtellinese Scarl                            9,891
     3,897   Recordati                                                    22,559
     9,025   Saras                                                        26,614
     2,457   Sogefi (3)                                                    3,516
    19,714   Telecom Italia                                               25,105
       935   Unione di Banche Italiane                                    12,983
    13,810   Unipol Gruppo Finanziario                                    17,340
                                                                    ------------
                                                                         385,764
             JAPAN - 13.1%
     2,300   ADEKA                                                        14,578
     1,300   Aichi                                                         5,221
     1,500   Aisin Seiki                                                  30,575
       900   Astellas Pharma                                              29,297
       700   Belluna                                                       2,179
     2,600   Brother Industries                                           21,014
     1,000   Canon Electronics                                            11,368
         4   Creed Office Investment REIT                                  3,756
         3   DA Office Investment REIT                                     5,303
     1,000   Daifuku                                                       5,963
     2,000   Daiichi Jitsugyo                                              4,827
       400   Daiichikosho                                                  3,205
     9,000   DIC                                                          14,694
       500   Excel                                                         4,067
       600   Fuji                                                          1,698
       600   Fuji Electronics                                              4,235
       600   Fuji Machine Manufacturing                                    5,385
     1,200   Fujikura Rubber                                               3,626
     2,000   Furukawa-Sky Aluminum                                         3,367
       600   Furusato Industries                                           4,290
         2   Grandy House                                                    487
     1,000   Hitachi High-Technologies                                    13,954
       200   Hitachi Systems & Services                                    2,079
     5,000   Isuzu Motors                                                  8,265
         5   ITC Networks                                                  7,677
     4,000   ITOCHU                                                       21,337
     1,300   Itoki                                                         3,322
         3   Japan Hotel and Resort REIT                                   4,104
         5   Japan Prime Realty Investment Class A                         8,594
         3   Japan Retail Fund Investment REIT                            10,526
       700   JBCC Holdings                                                 3,734
       600   JFE Holdings                                                 16,276
         4   Joint REIT Investment                                         6,470
     1,000   Kanamoto                                                      3,630
     1,400   Kanto Auto Works                                             15,191
     2,000   Kasai Kogyo                                                   4,097
     2,000   Kasumi                                                        8,174

  Shares                                                               Value $
----------                                                          ------------
       500   Kintetsu World Express                                       10,070
     2,000   Kitz                                                          6,227
     2,000   Konica Minolta Holdings                                      16,266
       600   Kuroda Electric                                               4,095
       200   Kyoshin Technosonic                                             629
         4   LaSalle Japan REIT                                            4,697
     5,000   Marubeni                                                     18,051
     2,000   Mazda Motor                                                   4,928
     1,000   Meiwa Estate                                                  3,367
         4   MID REIT                                                      7,829
     1,000   Mikuni                                                        1,146
     4,000   Mitsubishi Steel Manufacturing                                8,356
        44   Mitsui Knowledge Industry                                     6,260
     5,000   Mitsui OSK Lines                                             28,445
       600   Muto Seiko                                                    2,537
       300   Nafco                                                         2,893
     1,000   Namura Shipbuilding                                           4,097
       600   NEC Mobiling                                                  9,346
     3,000   NHK Spring                                                   13,721
       800   Nihon Eslead                                                  2,791
     1,000   Nihon Parkerizing                                             8,326
     3,000   Nihon Yamamura Glass                                          5,841
     7,500   Nippin Coke & Engineering                                     7,986
     2,000   Nippon Denko                                                  8,498
         5   Nippon Residential Investment REIT                            5,552
     1,000   Nippon Seiki                                                  8,975
     2,000   Nippon Soda                                                   6,531
     7,000   Nippon Steel                                                 23,426
     3,000   Nippon Steel Trading                                          4,046
       600   Nippon Telegraph & Telephone                                 22,391
     2,000   Nissan Shatai                                                12,554
     3,000   Nissin                                                        5,415
       500   Nitta                                                         5,694
       700   Nittan Valve                                                  1,973
     1,200   NS Solutions                                                 13,909
     5,000   NSK                                                          22,158
         7   Okinawa Cellular Telephone                                   11,202
     2,000   OKUMA                                                         8,701
       400   Osaka Steel                                                   6,409
       600   Otsuka                                                       22,209
       600   Otsuka Kagu                                                   4,430
        22   Pacific Golf Group International Holdings                     9,114
     2,000   Pacific Industrial                                            5,801
         7   Pasona Group                                                  3,177
     2,000   Riken                                                         5,253
     2,000   Ryoden Trading                                                8,032
     1,100   Ryosan                                                       23,202
       600   Sanei-International                                           3,760
     1,200   Sanoh Industrial                                              4,855
       700   Sanshin Electronics                                           4,323
       900   Sato Shoji                                                    4,691
     1,000   Sekisui Jushi                                                 6,602
     1,000   Shinko Plantech                                               6,592
       400   Shinko Shoji                                                  2,580

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
     4,000   Shinsho                                                       6,166
     1,100   Sorun                                                         4,384
       700   Star Micronics                                                5,672
     6,000   Sumikin Bussan                                               12,291
         8   Tact Home                                                     1,541
     4,000   Taihei Kogyo                                                 13,021
     1,100   Taiho Kogyo                                                   7,675
       400   Takachiho Electric                                            2,998
       700   Takeda Pharmaceutical                                        24,845
     1,000   Takefuji                                                      5,344
       300   Takeuchi Manufacturing                                        2,099
     4,000   Takisawa Machine Tool                                         3,123
     2,000   TBK                                                           2,900
     1,000   Tokai Lease                                                   1,318
       100   Token                                                         2,337
     4,000   Tomoku                                                        7,180
     7,000   Topy Industries                                              10,790
     2,000   Toshiba Machine                                               5,922
     1,400   Toyo Machinery & Metal                                        1,888
     2,500   Toyota Tsusho                                                29,257
     1,700   Unipres                                                      12,378
       200   USC                                                           1,629
     1,000   Yachiyo Industry                                              6,571
       100   Yamato Kogyo                                                  2,266
     1,700   Yamazen                                                       4,879
       300   Yorozu                                                        2,632
       600   Yusen Air & Sea Service                                       6,936
                                                                    ------------
                                                                         964,566
             LIECHTENSTEIN - 0.1%
       225   Liechtenstein Landesbank                                     11,042
                                                                    ------------
             LUXEMBOURG - 0.2%
       579   ArcelorMittal                                                13,782
                                                                    ------------
             MALAYSIA - 0.2%
    16,100   DRB-Hicom                                                     4,502
     5,300   Lingui Development                                            1,207
     7,800   OSK Holdings                                                  2,675
     1,418   OSK Property Holdings                                           185
    14,000   Titan Chemicals                                               3,226
    11,300   Unisem M                                                      2,636
                                                                    ------------
                                                                          14,431
             MEXICO - 0.8%
       700   America Movil ADR, Series L                                  22,995
     1,800   Cemex ADR (3)                                                13,464
        38   Gruma Class B (3)                                                23
     2,500   Grupo Modelo                                                  7,293
       900   Telefonos de Mexico ADR                                      14,400
                                                                    ------------
                                                                          58,175
             NETHERLANDS - 3.4%
     2,705   Aegon                                                        13,951
        85   Corio                                                         3,797
       313   Draka Holding                                                 3,368

  Shares                                                               Value $
----------                                                          ------------
     1,291   European Aeronautic Defence and Space                        18,779
       695   Heineken Holding                                             16,516
     1,662   ING Groep                                                    15,574
       253   KAS Bank                                                      3,138
       779   Koninklijke DSM                                              24,327
       461   Nieuwe Steen Investments Funds REIT                           7,023
     1,063   OCE                                                           6,761
     1,363   Royal Dutch Shell Class A Shares                             31,691
     1,507   Royal Dutch Shell Class B Shares                             34,682
     2,175   Royal KPN                                                    26,200
     2,249   SNS Reaal                                                    12,848
       565   USG People                                                    5,355
       446   Vastned Offices/Industrial REIT                               5,148
       235   Vastned Retail REIT                                          10,380
       447   Wavin                                                         1,267
       105   Wereldhave REIT                                               7,233
                                                                    ------------
                                                                         248,038
             NEW ZEALAND - 1.0%
    13,956   Air New Zealand                                               8,282
    11,425   AMP NZ Office Trust REIT                                      5,166
     3,227   Fisher & Paykel Appliances Holdings                             839
     7,611   Fletcher Building                                            28,822
     8,052   ING Property Trust REIT                                       2,549
    13,558   Telecom Corp. of New Zealand                                 21,609
     5,580   Vector                                                        6,812
                                                                    ------------
                                                                          74,079
             NORWAY - 1.1%
     8,800   Acta Holding                                                  2,976
     2,000   Norwegian Property                                            2,419
     2,880   SpareBank 1 SMN                                              13,161
     1,039   Sparebank 1 SR Bank                                           3,767
       800   Sparebanken 1 Nord-Norge                                      7,311
       350   Sparebanken More                                              8,503
     1,607   StatoilHydro                                                 30,549
     2,200   Veidekke                                                     10,589
                                                                    ------------
                                                                          79,275
             PHILIPPINES - 0.2%
     1,000   Globe Telecom                                                17,066
                                                                    ------------
             POLAND - 0.3%
     4,052   Telekomunikacja Polska                                       21,419
                                                                    ------------
             PORTUGAL - 0.5%
     1,784   Portugal Telecom                                             13,707
     5,163   Redes Energeticas Nacionais                                  21,411
                                                                    ------------
                                                                          35,118
             RUSSIA - 0.5%
       600   Mobile Telesystems ADR                                       19,884
     1,500   Vimpel-Communications ADR                                    14,130
                                                                    ------------
                                                                          34,014

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             SINGAPORE - 3.7%
    17,000   Beyonics Technology                                           1,493
     8,000   CapitaCommercial Trust REIT                                   4,621
    14,000   Cosco Singapore                                               9,648
     2,500   DBS Group Holdings                                           16,046
     9,000   Frasers Commercial Trust                                      1,034
    18,000   Hi-P International                                            6,324
     3,000   Jardine Cycle & Carriage                                     28,944
    18,000   Jurong Technologies Industrial (1)(2)                            --
    26,000   K1 Ventures                                                   2,108
     7,000   Keppel                                                       28,282
     5,473   Kim Eng Holdings                                              5,509
    18,800   MobileOne                                                    18,672
    10,000   SembCorp Industries                                          18,445
     3,733   Singapore Airlines                                           26,987
     6,000   Singapore Petroleum                                          13,621
    16,000   Singapore Telecommunications                                 27,674
    24,000   StarHub                                                      29,673
    11,000   UOL Group                                                    16,499
     4,000   Venture                                                      16,107
     2,000   Wing Tai Holdings                                             1,189
                                                                    ------------
                                                                         272,876
             SOUTH AFRICA - 0.2%
     1,598   Remgro                                                       13,703
                                                                    ------------
             SOUTH KOREA - 0.8%
       160   Cambridge Members                                             1,195
     2,000   Dae Won Kang Up                                               2,678
       310   Global & Yuasa Battery                                        7,234
       210   Husteel                                                       3,174
       160   INTOPS                                                        3,120
       190   Kolon Engineering & Construction                              1,250
       160   Korea Development                                               902
        86   Nong Shim Holdings                                            3,906
       210   Pusan City Gas                                                3,453
     2,500   Seowon                                                        1,214
     1,100   SK Telecom ADR                                               17,237
       580   SL (3)                                                        1,640
       273   S-Oil                                                        12,806
                                                                    ------------
                                                                          59,809
             SPAIN - 3.2%
     1,806   Banco Bilbao Vizcaya Argentaria                              19,775
     3,310   Banco Santander Central Hispano                              31,822
       265   Bolsas y Mercados Espanoles                                   7,464
       247   Cementos Portland Valderrivas                                 7,470
     5,153   Criteria Caixacorp                                           19,421
     1,831   Gas Natural SDG                                              29,298
     2,146   Gestevision Telecinco                                        20,348
     1,827   Laboratorios Almirall                                        16,646
     9,049   Mapfre                                                       25,967
     1,285   Repsol                                                       24,589
     1,528   Telefonica                                                   29,117
     1,350   Tubos Reunidos                                                3,481
                                                                    ------------
                                                                         235,398

  Shares                                                               Value $
----------                                                          ------------
             SWEDEN - 1.9%
       400   AddTech                                                       4,277
       750   Axfood                                                       15,714
     1,800   BE Group                                                      6,155
     1,000   D Carnegie (1)(2)(3)                                             --
     1,700   Fabege                                                        7,250
     1,300   NCC Class B Shares                                           11,557
       600   Ratos Class B Shares                                         10,407
     2,832   Ssab Svenskt Stal                                            27,378
     1,900   Svenska Cellulosa Class B Shares                             18,545
     1,700   Swedbank                                                      9,766
     6,000   TeliaSonera                                                  28,424
                                                                    ------------
                                                                         139,473
             SWITZERLAND - 3.1%
       159   Baloise Holding                                              11,802
       144   Bellevue Group                                                5,111
     7,509   Ferrexpo                                                     16,316
       541   Gottex Fund Management Holdings (3)                           2,930
        82   Helvetia Holding                                             21,396
       200   Partners Group Holding                                       17,527
       193   Roche Holding                                                24,440
       658   Schindler Holding                                            34,800
        15   Schweizerische National-Versicherungs Gesellschaft            6,520
       257   Swiss Life Holding                                           20,123
       107   Swisscom                                                     28,037
        36   Valora Holding                                                6,310
       185   Zurich Financial Services                                    34,727
                                                                    ------------
                                                                         230,039
             TAIWAN - 3.2%
    12,000   Asustek Computer                                             15,916
     1,254   AU Optronics ADR                                             13,606
    47,000   Chunghwa Picture Tubes                                        7,848
       104   Chunghwa Telecom ADR                                          1,966
     2,100   Compal Communications                                         1,617
    30,300   Compal Electronics                                           25,754
     7,000   Dah San Electric Wire & Cable                                 1,853
    10,000   Evergreen Marine Taiwan                                       4,991
    18,582   Far EasTone Telecommunications                               21,162
     9,000   First Financial Holding                                       4,764
       715   First Insurance                                                 231
     4,000   Formosa Chemicals & Fibre                                     6,364
     7,000   Formosa Petrochemical                                        16,282
    53,000   HannStar Display                                             12,264
    19,550   Inventec                                                      9,816
    18,050   Lite-On Technology                                           14,468
     7,000   Marketech International                                       2,393
     3,150   Mirle Automation                                              2,139
    15,713   Mitac International                                           7,272
    12,339   POU Chen                                                      7,334
     3,150   Promate Electronic                                            1,682
    15,780   Quanta Computer                                              23,579
     5,249   Sunplus Technology                                            2,628

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
     9,000   Taiwan Mobile                                                14,183
     6,000   U-Ming Marine Transport                                      10,853
    16,575   Universal Scientific Industrial                               5,314
     1,000   Yieh Phui Enterprise                                            324
                                                                    ------------
                                                                         236,603
             THAILAND - 0.6%
     4,700   Bangkok Bank                                                 11,440
     2,600   Electricity Generating                                        5,037
     8,000   Hana Microelectronics                                         2,748
    20,900   MCS Steel                                                     1,436
     3,800   Padaeng Industry                                              1,445
     5,100   Precious Shipping                                             1,838
     1,900   PTT                                                          10,220
     4,400   Regional Container Lines                                        862
    11,800   Thai Plastic & Chemical                                       5,660
     5,900   Thanachart Capital                                            1,876
                                                                    ------------
                                                                          42,562
             TURKEY - 0.3%
     6,916   Turk Telekomunikasyon (3)                                    19,035
                                                                    ------------
             UNITED KINGDOM - 9.6%
     6,557   Ashmore Group                                                21,928
       840   AstraZeneca                                                  29,612
     3,387   Aviva                                                        15,795
     1,384   Barratt Developments                                          2,864
     6,061   Beazley Group                                                 9,093
     1,306   BHP Billiton                                                 27,489
    11,973   Booker Group                                                  5,265
     4,623   BP                                                           32,971
     4,137   Brit Insurance Holdings                                      11,328
       920   British Polythene Industries                                  1,785
    14,319   BT Group                                                     19,895
     1,162   Capital & Regional                                              593
       869   Carnival                                                     24,084
    13,212   Charlemagne Capital                                           2,295
    15,076   Chaucer Holdings                                              9,192
     6,947   Clinton Cards                                                 1,746
     1,805   Close Brothers Group                                         16,782
     1,586   Dawson Holdings                                                 264
     3,775   Drax Group                                                   28,792
     5,794   DS Smith                                                      6,659
    10,514   Electrocomponents                                            24,671
    11,520   Ennstone (1)(2)                                                  --
     3,174   Eurasian Natural Resources                                   27,914
     2,304   Euromoney Institutional Investor                              8,582
     7,196   Filtrona                                                     12,764
     1,862   GlaxoSmithKline                                              28,871
    19,903   Hays                                                         26,550
     4,207   Home Retail Group                                            15,655
     2,800   HSBC Holdings                                                19,782
     1,649   Interior Services Group                                       3,193
     2,985   Investec                                                     14,450
     6,366   Johnston Press                                                1,153

  Shares                                                               Value $
----------                                                          ------------
     3,355   Kazakhmys                                                    26,531
    11,027   Kcom Group                                                    4,401
     1,407   Keller Group                                                 12,374
     9,716   Kesa Electricals                                             19,136
     1,481   Land Securities Group                                        12,314
    19,526   Legal & General Group                                        16,826
     4,730   Lloyds TSB Group                                              7,830
     9,172   Man Group                                                    34,367
     2,706   Marston's                                                     6,850
     2,271   McBride                                                       4,229
       238   Mondi                                                           623
       191   Northgate                                                       414
    10,545   Pendragon                                                     2,182
     3,473   Raymarine                                                       860
     2,270   Renishaw                                                     12,977
    10,947   RSA Insurance Group                                          21,229
       936   Segro                                                           332
     3,427   Severfield-Rowen                                             11,195
     2,786   Sthree                                                        9,451
       665   Travis Perkins                                                6,925
     3,038   TT electronics                                                1,280
       876   Unilever                                                     17,169
       930   UTV Media                                                       955
    11,512   Vodafone Group                                               21,219
    24,233   Woolworths Group (1)(2)                                          --
     1,140   WSP Group                                                     4,583
     4,296   Yell Group                                                    2,524
                                                                    ------------
                                                                         710,793
                                                                    ------------
             TOTAL COMMON STOCK
                (Cost $9,852,886)                                      7,198,826
                                                                    ------------
             PREFERRED STOCK - 0.6%
             BRAZIL - 0.4%
       900   AES Tiete                                                     7,461
       200   Centrais Eletricas de Santa Catarina Class B                  2,877
       300   Cia Energetica do Ceara Class A                               3,418
       320   Eletropaulo Metropolitana
             Eletricidade de Sao Paulo Class B                             4,180
       900   Telegraph Norte Leste Participacoes                          14,132
                                                                    ------------
                                                                          32,068
             GERMANY - 0.2%
       206   Dyckerhoff                                                   11,237
       918   ProSiebenSat.1 Media                                          2,671
                                                                    ------------
                                                                          13,908
                                                                    ------------
             TOTAL PREFERRED STOCK
                (Cost $69,387)                                            45,976
                                                                    ------------
             RIGHTS - 0.0%
             BELGIUM - 0.0%
     1,604   Fortis (1)(2)
                (Cost $ --)                                                   --
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             SHORT-TERM INVESTMENT (4) - 1.7%
   123,376   JPMorgan U.S. Government Money
                Market Fund, 0.270%
                (Cost $123,376)                                          123,376
                                                                    ------------
             TOTAL INVESTMENTS - 99.8%
                (Cost $10,045,649)                                     7,368,178
                                                                    ------------
             OTHER ASSETS LESS LIABILITIES - 0.2%                         12,122
                                                                    ------------
             NET ASSETS - 100.0%                                      $7,380,300
                                                                    ============

(1)  Security is fair valued.

(2) Security considered illiquid. On April 30, 2009 the value of these securities amounted to $18,716 representing 0.3% of the net assets of the Fund.

(3)  Denotes non-income producing security.

(4)  The rate shown represents the 7-day current yield as of April 30, 2009.

ADR  - American Depositary Receipt

LP   - Limited Partnership

REIT - Real Estate Investment Trust

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             COMMON STOCK - 92.7%
             BRAZIL - 11.3%
    21,300   Banco Bradesco ADR                                          261,564
     1,265   Banco Itau Holding Financeira ADR                            17,594
     3,100   Brasil Telecom Participacoes                                 89,283
     1,800   Cia Brasileira de Distribuicao Grupo Pao de Acucar
                ADR                                                       58,122
     8,425   Cia de Concessoes Rodoviarias                               100,991
     3,400   Cia Siderurgica Nacional ADR                                 62,968
     1,800   Cia Vale do Rio Doce                                         29,977
     6,300   Cia Vale do Rio Doce ADR                                    104,013
    26,100   Cia Vale do Rio Doce Special ADR                            358,353
    24,691   Itau Unibanco Banco Multiplo ADR                            339,004
     6,000   Petroleo Brasileiro                                         101,157
    23,100   Petroleo Brasileiro ADR                                     623,238
     6,200   Tele Norte Leste Participacoes ADR                           96,410
    13,200   Weg                                                          84,489
                                                                    ------------
                                                                       2,327,163
             CHILE - 1.4%
     1,500   Banco Santander Chile ADR                                    53,115
     9,200   Enersis ADR                                                 137,908
     2,800   Sociedad Quimica y Minera de Chile ADR                       88,228
                                                                    ------------
                                                                         279,251
             CHINA - 13.7%
 1,056,000   Bank of China                                               395,174
   134,000   China Communications Construction Class H                   161,502
   240,000   China Communications Services Class H                       142,461
   366,000   China Construction Bank Class H                             213,474
    74,000   China Life Insurance Class H                                261,165
   148,000   China National Building Material Class H                    313,971
   324,000   China Petroleum & Chemical Class H                          254,200
    75,000   China Shanshui Cement Group (1)                              42,100
    78,000   Golden Eagle Retail Group                                    63,008
   647,000   Industrial & Commercial Bank of China Class H               372,362
    63,000   Parkson Retail Group                                         80,076
    49,000   Ping An Insurance Group of China Class H                    306,665
   203,500   Sino- Ocean Land Holdings                                   151,256
   121,000   Uni-President China Holdings (1)                             61,050
                                                                    ------------
                                                                       2,818,464
             CZECH REPUBLIC - 0.6%
     1,924   CEZ                                                          79,485
     2,174   Telefonica O2 Czech Republic                                 46,896
                                                                    ------------
                                                                         126,381
             EGYPT - 2.5%
     6,414   Commercial International Bank                                45,304

  Shares                                                               Value $
----------                                                          ------------
    20,670   Egyptian Financial Group-Hermes Holding                      74,980
     6,465   Orascom Construction Industries                             183,160
       500   Orascom Construction Industries GDR                          29,150
    12,262   Orascom Telecom Holding                                      69,779
    38,961   Telecom Egypt                                               110,961
                                                                    ------------
                                                                         513,334
             HONG KONG - 7.2%
    42,000   Beijing Enterprises Holdings                                185,625
    73,000   China Mengniu Dairy                                         130,937
    61,500   China Mobile                                                534,093
   380,000   CNOOC                                                       426,118
   206,000   Denway Motors                                                86,924
   441,140   Franshion Properties China                                  119,542
                                                                    ------------
                                                                       1,483,239
             HUNGARY - 0.4%
       677   Richter Gedeon                                               88,876
                                                                    ------------
             INDIA - 6.8%
    14,400   ICICI Bank ADR                                              297,072
    10,400   Infosys Technologies ADR                                    320,424
    48,803   ITC GDR                                                     184,251
    16,450   Mahindra & Mahindra GDR                                     160,424
     5,800   Reliance Industries GDR (2)                                 441,960
                                                                    ------------
                                                                       1,404,131
             INDONESIA - 3.8%
    43,500   Astra International                                          74,078
   303,500   Bank Rakyat Indonesia                                       166,537
   204,500   Indosat                                                     108,344
   551,500   Perusahaan Gas Negara                                       135,658
   122,500   Tambang Batubara Bukit Asam                                 110,099
   237,000   Telekomunikasi Indonesia                                    176,012
                                                                    ------------
                                                                         770,728
             ISRAEL - 2.9%
    13,009   Bank Hapoalim (1)                                            30,091
     6,169   Bezeq Israeli Telecommunication                               9,745
     4,217   Israel Chemicals                                             35,488
     4,738   Makhteshim-Agan Industries                                   21,132
    20,745   Shufersal                                                    68,635
     9,700   Teva Pharmaceutical Industries ADR                          425,733
                                                                    ------------
                                                                         590,824
             MALAYSIA - 1.9%
    52,500   Bumiputra-Commerce Holdings                                 118,782
    31,900   IJM                                                          44,828
    16,000   Kuala Lumpur Kepong                                          52,164
    97,200   PLUS Expressways                                             90,152
    35,400   Telekom Malaysia                                             38,007
    26,300   Tenaga Nasional                                              54,330
                                                                    ------------
                                                                         398,263

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             MEXICO - 1.3%
     4,639   America Movil ADR, Series L                                 152,391
     2,900   Cemex ADR (1)                                                21,692
     6,500   Grupo Televisa ADR                                          100,620
                                                                    ------------
                                                                         274,703
             PHILIPPINES - 0.4%
     1,910   Philippine Long Distance Telephone                           86,854
                                                                    ------------
             RUSSIA - 7.2%
     7,150   LUKOIL ADR                                                  315,458
    11,866   MMC Norilsk Nickel ADR                                       98,844
     7,800   Mobile Telesystems ADR                                      258,492
       850   NovaTek OAO GDR                                              30,175
    35,443   OAO Gazprom ADR                                             633,721
    25,200   Rosneft Oil GDR                                             132,300
       138   Sberbank GDR                                                 18,933
                                                                    ------------
                                                                       1,487,923
             SOUTH AFRICA - 7.4%
     7,505   AngloGold Ashanti                                           232,384
   130,564   FirstRand                                                   201,521
     9,003   Impala Platinum Holdings                                    174,470
    23,235   MTN Group                                                   305,037
     9,733   Naspers Class N Shares                                      200,093
    28,089   Raubex Group                                                 73,088
     6,018   Sasol                                                       183,636
    14,889   Standard Bank Group                                         145,280
                                                                    ------------
                                                                       1,515,509
             SOUTH KOREA - 10.2%
     9,300   Daegu Bank                                                   64,161
     2,710   Hyundai Development                                          84,886
     1,482   Hyundai Engineering & Construction                           70,212
     2,050   Hyundai Mobis                                               157,643
     2,123   Hyundai Motor                                               113,881
     2,673   KB Financial Group                                           83,204
     2,017   KT&G                                                        111,512
     1,194   LG Chem                                                     132,303
     3,750   LG Display                                                   91,915
    14,050   LG Telecom                                                   99,131
       476   POSCO                                                       147,981
       892   Samsung Electronics                                         413,519
       508   Samsung Electronics GDR (2)                                 115,316
     2,530   Samsung Heavy Industries                                     60,229
     6,850   Shinhan Financial Group                                     170,043
       161   Shinsegae                                                    57,554
       769   SK Telecom                                                  110,502
                                                                    ------------
                                                                       2,083,992
             TAIWAN - 8.8%
    76,000   AU Optronics                                                 78,736
    41,000   Cathay Financial Holding                                     45,948
    14,350   Cathay Financial Holding GDR                                160,753
   265,000   Chinatrust Financial Holding                                121,438
     8,568   Chunghwa Telecom ADR                                        161,935
    70,713   HON HAI Precision Industry GDR                              427,814

  Shares                                                               Value $
----------                                                          ------------
    14,596   Siliconware Precision Industries ADR                        109,032
   162,000   Taiwan Cement                                               154,846
    50,831   Taiwan Semiconductor Manufacturing ADR                      537,284
                                                                    ------------
                                                                       1,797,786
             THAILAND - 1.3%
    24,900   Advanced Info Service                                        55,836
    20,100   Bangkok Bank                                                 48,924
    26,200   PTT Exploration & Production (1)                             76,971
    46,700   Siam Commercial Bank                                         77,546
                                                                    ------------
                                                                         259,277
             TURKEY - 3.6%
     2,685   BIM Birlesik Magazalar                                       73,897
     5,973   Tupras Turkiye Petrol Rafine                                 59,778
    42,182   Turk Telekomunikasyon (1)                                   116,095
     7,909   Turkcell Iletisim Hizmet                                     40,567
    84,377   Turkiye Garanti Bankasi                                     177,336
    36,448   Turkiye Halk Bankasi                                        127,672
    47,068   Turkiye Is Bankasi Class C                                  136,019
                                                                    ------------
                                                                         731,364
             TOTAL COMMON STOCK
                (Cost $20,327,292)                                    19,038,062
                                                                    ------------
             PREFERRED STOCK - 3.1%
             BRAZIL - 3.1%
     2,000   Banco Bradesco                                               24,889
     6,979   Bradespar                                                    87,297
     1,500   Cia de Bebidas das Americas                                  84,447
     7,449   Cia Energetica de Minas Gerais                               90,140
     2,400   Cia Vale do Rio Doce Class A                                 33,754
     4,943   Eletropaulo Metropolitana Eletricidade de Sao Paulo
                Class B                                                   64,566
     4,100   Petroleo Brasileiro                                          55,562
       700   Telegraph Norte Leste Participacoes                          10,992
     5,500   Ultrapar Participacoes                                      153,926
     1,787   Usinas Siderurgicas de Minas Gerais Class A                  26,547
                                                                    ------------
             TOTAL PREFERRED STOCK
                (Cost $706,795)                                          632,120
                                                                    ------------
             INVESTMENT COMPANY - 0.6%
    12,142   iShares MSCI Taiwan Index Fund
                (Cost $119,688)                                          124,091
                                                                    ------------
             EQUITY-LINKED
             WARRANT (2)(3) - 0.4%
             RUSSIA - 0.4%
   102,220   Sberbank Savings Bank of the Russian Federation
                Expires 02/28/18
                (Cost $214,649)                                           84,843
                                                                    ------------
             RIGHTS - 0.0%
             BRAZIL - 0.0%
         5   Ambev
                (Cost $--)                                                    65
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             SHORT-TERM INVESTMENT (4) - 3.3%
   677,942   JPMorgan U.S. Government Money Market Fund, 0.270%
                (Cost $677,942)                                          677,942
                                                                    ------------
             TOTAL INVESTMENTS - 100.1%
                (Cost $22,046,366)                                    20,557,123
                                                                    ------------
             OTHER ASSETS LESS LIABILITIES - (0.1)%                      (25,059)
                                                                    ------------
             NET ASSETS - 100.0%                                    $ 20,532,064
                                                                    ============

(1)  Non-income producing security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2009, the value of these securities amounted to $642,119, representing 3.1% of the net assets of the Fund.

(3)  Securities are not readily marketable.

(4)  The rate shown represents the 7-day current yield as of April 30, 2009.

ADR  - American Depositary Receipt

GDR  - Global Depositary Reciept

MSCI - Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             COMMON STOCK - 90.1%
             AUTO & TRANSPORTATION - 2.8%
    37,900   BorgWarner                                                1,097,205
    68,900   Kansas City Southern (1)                                  1,050,725
    18,500   Republic Airways Holdings (1)                               132,460
    78,900   Thor Industries                                           1,813,911
                                                                    ------------
                                                                       4,094,301
             CONSUMER DISCRETIONARY - 18.4%
   128,700   Ambassadors Group                                         1,570,140
    19,200   Capella Education (1)                                       986,496
    79,300   Central Garden & Pet (1)                                    762,866
    65,900   Central Garden & Pet Class A (1)                            597,713
    50,800   Children's Place (1)                                      1,444,752
   160,300   Clear Channel Outdoor Holdings Class A (1)                  615,552
   110,900   Geo Group (1)                                             1,844,267
    67,000   Healthcare Services Group                                 1,197,960
   128,200   Home Inns & Hotels Management ADR (1)                     1,766,596
   239,000   Internap Network Services (1)                               664,420
    40,400   Lamar Advertising Class A (1)                               682,760
   156,700   LKQ (1)                                                   2,660,766
    19,400   Men's Wearhouse                                             361,616
    56,500   Pinnacle Entertainment (1)                                  705,120
    45,300   Regis                                                       867,042
    53,100   Rent-A-Center (1)                                         1,022,175
   210,700   Scientific Games Class A (1)                              3,685,143
   100,900   Shuffle Master (1)                                          384,429
    32,100   Sonic (1)                                                   350,532
    55,000   Standard Parking (1)                                        838,200
   123,500   Waste Connections (1)                                     3,183,830
    16,100   Watson Wyatt Worldwide Class A                              854,105
                                                                    ------------
                                                                      27,046,480
             CONSUMER STAPLES - 4.2%
    19,600   Boston Beer Class A (1)                                     521,360
    16,900   Diamond Foods                                               442,611
    66,000   NBTY (1)                                                  1,710,060
    47,400   Sanderson Farms                                           1,891,260
    69,400   United Natural Foods (1)                                  1,580,932
                                                                    ------------
                                                                       6,146,223
             FINANCIAL SERVICES - 17.3%
    75,073   Argo Group International Holdings (1)                     2,101,293
    20,600   Bank of Hawaii                                              723,884
    23,100   Berkshire Hills Bancorp                                     521,136
    84,000   Brookline Bancorp                                           833,280
   281,000   Chimera Investment REIT                                     991,930
   176,200   Conseco (1)                                                 281,920
    20,143   Cullen/Frost Bankers                                        948,534
    85,520   CVB Financial                                               513,975
    14,000   Digital Realty Trust REIT                                   504,140
   146,600   Euronet Worldwide (1)                                     2,371,988
   106,800   Genpact (1)                                                 956,928

  Shares                                                               Value $
----------                                                          ------------
    31,250   H&E Equipment Services (1)                                  235,312
    28,408   Health Care REIT                                            967,861
    48,500   Huron Consulting Group (1)                                2,325,575
    47,400   Investment Technology Group (1)                           1,079,772
    68,800   Investors Real Estate Trust REIT                            636,400
    52,800   Lazard LP                                                 1,441,440
    62,600   National Retail Properties REIT                           1,110,524
   141,800   Online Resources (1)                                        608,322
   103,100   Reinsurance Group of America Class A                      3,277,549
    22,100   SVB Financial Group (1)                                     458,796
    45,000   Westamerica Bancorporation                                2,413,350
                                                                    ------------
                                                                      25,303,909
             HEALTH CARE - 13.3%
    36,700   AMERIGROUP (1)                                            1,096,229
    75,200   Amsurg (1)                                                1,544,608
    22,800   athenahealth (1)                                            725,040
   224,000   Bruker (1)                                                1,473,920
    28,700   Centene (1)                                                 527,219
    73,600   Cepheid (1)                                                 713,920
    42,100   Cooper                                                    1,210,375
     6,900   Dendreon (1)                                                146,280
    16,600   Haemonetics (1)                                             857,058
   100,200   Health Management Associates (1)                            467,934
    31,600   HMS Holdings (1)                                            947,368
    13,000   Immucor (1)                                                 211,770
    47,000   Luminex (1)                                                 771,270
    31,800   Perrigo                                                     824,256
   211,200   PSS World Medical (1)                                     3,066,624
    38,000   Seattle Genetics (1)                                        350,740
   132,000   Skilled Healthcare Group Class A (1)                      1,152,360
    33,000   Sun Healthcare Group (1)                                    279,510
    17,200   Techne                                                      984,184
    80,000   Vivus (1)                                                   320,800
    28,400   Volcano (1)                                                 374,596
    42,300   West Pharmaceutical Services                              1,381,095
                                                                    ------------
                                                                      19,427,156
             MATERIALS & PROCESSING - 7.4%
    26,900   Airgas                                                    1,159,928
    31,400   Brush Engineered Materials (1)                              531,288
   143,500   Cabot                                                     2,095,100
    29,200   Clean Harbors (1)                                         1,462,920
   113,300   Nova Chemicals                                              653,741
    37,600   PAN American Silver (1)                                     619,648
    41,700   Perini (1)                                                  721,410
    16,400   Royal Gold                                                  593,024
    10,900   Schnitzer Steel Industries Class A                          540,204
    44,000   ShawCor Class A                                             803,956
    50,700   Sonoco Products                                           1,237,587
    51,400   Wausau Paper                                                448,722
                                                                    ------------
                                                                      10,867,528

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             OTHER ENERGY - 4.7%
    26,600   CARBO Ceramics                                              816,886
    16,200   Dresser-Rand Group (1)                                      399,006
   103,342   Galleon Energy Class A (1)                                  410,562
    57,800   Goodrich Petroleum (1)                                    1,325,354
   135,000   Key Energy Services (1)                                     592,650
    84,200   Plains Exploration & Production (1)                       1,588,854
    98,300   St. Mary Land & Exploration                               1,756,621
                                                                    ------------
                                                                       6,889,933
             PRODUCER DURABLES - 3.2%
    25,500   Actuant Class A                                             312,630
    62,900   FEI (1)                                                   1,080,622
    57,450   IDEX                                                      1,450,613
    56,400   Rofin-Sinar Technologies (1)                              1,201,884
    95,600   Veeco Instruments (1)                                       692,144
                                                                    ------------
                                                                       4,737,893
             TECHNOLOGY - 15.2%
   344,000   Anadigics (1)                                             1,038,880
   122,200   Ariba (1)                                                 1,174,342
   143,000   Aspen Technology (1)                                      1,109,680
   171,400   Atmel (1)                                                   658,176
    80,100   comScore (1)                                              1,022,076
    61,400   F5 Networks (1)                                           1,674,378
   185,200   Gartner (1)                                               2,502,052
   126,700   Harmonic (1)                                                928,711
   130,300   Informatica (1)                                           2,071,770
   127,300   Intermec (1)                                              1,537,784
   136,860   Parametric Technology (1)                                 1,525,989
   100,600   PMC - Sierra (1)                                            796,752
    26,200   QLogic (1)                                                  371,516
    17,200   Scansource (1)                                              425,012
    67,800   Semtech (1)                                                 977,676
   252,700   SonicWALL (1)                                             1,372,161
    23,100   Standard Microsystems (1)                                   366,366
    29,100   Syniverse Holdings (1)                                      366,660
   184,800   Vishay Intertechnology (1)                                1,084,776
   113,700   Volterra Semiconductor (1)                                1,306,413
                                                                    ------------
                                                                      22,311,170
             UTILITIES - 3.6%
    36,700   Cleco                                                       774,003
    70,200   NorthWestern                                              1,468,584
    73,000   Portland General Electric                                 1,333,710
    31,900   UIL Holdings                                                736,571
    39,100   Unisource Energy                                          1,029,112
                                                                    ------------
                                                                       5,341,980
             TOTAL COMMON STOCK
                (Cost $143,903,238)                                  132,166,573
                                                                    ------------

  Shares                                                               Value $
----------                                                          ------------
             SHORT-TERM INVESTMENT (2) - 9.1%
13,415,201   JPMorgan U.S. Government Money
                Market Fund, 0.270% (Cost $13,415,201)                13,415,201
                                                                    ------------
             TOTAL INVESTMENTS - 99.2%
                (Cost $157,318,439)                                  145,581,774
                                                                    ------------
             OTHER ASSETS LESS
                LIABILITIES - 0.8%                                     1,130,790
                                                                    ------------
             NET ASSETS 100.0%                                      $146,712,564
                                                                    ============

(1)  Denotes non-income producing security.

(2)  The rate shown represents the 7-day current yield as of April 30, 2009.

ADR  - American Depositary Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             COMMON STOCK - 88.2%
             AUTO & TRANSPORTATION - 1.8%
     3,300   Genuine Parts                                               112,068
     6,700   Wabtec                                                      255,538
                                                                    ------------
                                                                         367,606
             CONSUMER DISCRETIONARY - 15.0%
     5,500   Copart (1)                                                  172,645
    14,000   Corrections Corp. of America (1)                            197,820
     4,800   DeVry                                                       204,288
    10,700   Dick's Sporting Goods (1)                                   203,300
    12,700   Interpublic Group of Cos. (1)                                79,502
     4,700   Lamar Advertising Class A (1)                                79,430
     1,900   Magna International Class A                                  64,524
    20,600   Monster Worldwide (1)                                       284,280
     4,200   Regis                                                        80,388
    28,800   Republic Services                                           604,800
     8,300   Ross Stores                                                 314,902
    25,500   Scientific Games Class A (1)                                445,995
     8,000   VeriSign (1)                                                164,640
     2,500   Watson Wyatt Worldwide Class A                              132,625
                                                                    ------------
                                                                       3,029,139
             CONSUMER STAPLES - 2.0%
     7,400   NBTY (1)                                                    191,734
     8,000   Ruddick                                                     205,280
                                                                    ------------
                                                                         397,014
             FINANCIAL SERVICES - 14.6%
     4,700   Annaly Capital Management REIT                               66,129
     3,300   Bank of Hawaii                                              115,962
     5,700   Cullen/Frost Bankers                                        268,413
     2,000   Dun & Bradstreet                                            162,800
     5,600   Federated Investors                                         128,128
     2,600   Global Payments                                              83,356
     7,000   HCC Insurance Holdings                                      167,440
     6,100   Health Care REIT                                            207,827
     4,800   Huron Consulting Group (1)                                  230,160
     7,200   Lazard LP                                                   196,560
     4,200   M&T Bank                                                    220,290
     7,000   People's United Financial                                   109,340
    15,700   Reinsurance Group of America Class A                        499,103
    15,000   SLM (1)                                                      72,450
     3,200   Westamerica Bancorporation                                  171,616
    10,400   WR Berkley                                                  248,664
                                                                    ------------
                                                                       2,948,238
             HEALTH CARE - 13.2%
     1,600   Alexion Pharmaceuticals (1)                                  53,472
    14,500   DaVita (1)                                                  672,365
    10,400   Dentsply International                                      297,648
     7,000   Endo Pharmaceuticals Holdings (1)                           115,780
     2,900   Gen-Probe (1)                                               139,664
     3,400   Hospira (1)                                                 111,758
     1,400   Inverness Medical Innovations (1)                            45,206
     8,100   Life Technologies (1)                                       302,130
    16,800   Mylan (1)                                                   222,600

  Shares                                                               Value $
----------                                                          ------------
    10,000   Omnicare                                                    257,100
     3,900   Perrigo                                                     101,088
     5,500   Pharmaceutical Product Development                          107,855
     1,200   Techne                                                       68,664
     4,800   West Pharmaceutical Services                                156,720
                                                                    ------------
                                                                       2,652,050
             MATERIALS & PROCESSING - 10.0%
     2,700   Airgas                                                      116,424
    14,200   Albemarle                                                   380,844
    18,400   Cabot                                                       268,640
     5,300   Celanese                                                    110,452
     3,400   Commercial Metals                                            50,592
     9,600   Crown Holdings (1)                                          211,680
     1,400   Jacobs Engineering Group (1)                                 53,256
    20,100   Pactiv (1)                                                  439,386
     3,000   PAN American Silver (1)                                      49,440
     1,200   Royal Gold                                                   43,392
     1,900   Schnitzer Steel Industries Class A                           94,164
     5,600   ShawCor Class A                                             102,321
    10,770   Yamana Gold                                                  85,191
                                                                    ------------
                                                                       2,005,782
             OTHER ENERGY - 4.4%
     7,900   Concho Resources (1)                                        216,618
     2,400   Dresser-Rand Group (1)                                       59,112
    11,300   Exterran Holdings (1)                                       233,345
     2,100   FMC Technologies (1)                                         71,883
    14,300   Galleon Energy Class A (1)                                   56,812
    13,200   Plains Exploration & Production (1)                         249,084
                                                                    ------------
                                                                         886,854
             PRODUCER DURABLES - 3.0%
     2,600   Dover                                                        80,028
    11,650   IDEX                                                        294,163
    11,200   Zebra Technologies (1)                                      238,000
                                                                    ------------
                                                                         612,191
             TECHNOLOGY - 18.7%
     8,000   Adtran                                                      169,200
    33,700   Amdocs (1)                                                  705,341
    48,600   Brocade Communications Systems (1)                          280,908
     9,900   Citrix Systems (1)                                          282,447
     4,100   Concur Technologies (1)                                     110,987
     7,900   Data Domain (1)                                             130,982
    10,700   F5 Networks (1)                                             291,789
    28,400   Integrated Device Technology (1)                            154,212
    11,800   Intersil Class A                                            136,880
    20,700   Macrovision Solutions (1)                                   418,554
     8,200   Microchip Technology                                        188,600
    11,900   NetApp (1)                                                  217,770
    13,500   Parametric Technology (1)                                   150,525
    19,800   SAIC (1)                                                    358,380
    13,454   Seagate Technology                                          109,785
     7,900   Skyworks Solutions (1)                                       69,836
                                                                    ------------
                                                                       3,776,196

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             UTILITIES - 5.5%
     6,200   Cleco                                                       130,758
     8,600   NV Energy                                                    88,150
    13,100   NeuStar (1)                                                 249,031
    11,100   NII Holdings (1)                                            179,376
     6,400   Northeast Utilities                                         134,528
    11,000   Portland General Electric                                   200,970
    12,900   tw telecom (1)                                              118,551
                                                                    ------------
                                                                       1,101,364
                                                                    ------------
             TOTAL COMMON STOCK
                (Cost $17,697,586)                                    17,776,434
                                                                    ------------
             SHORT-TERM INVESTMENT (2) - 12.1%
 2,445,357   JPMorgan U.S. Government Money
                Market Fund, 0.270% (Cost $2,445,357)                  2,445,357
                                                                    ------------
             TOTAL INVESTMENTS - 100.3%
                (Cost $20,142,943)                                    20,221,791
                                                                    ------------
             OTHER ASSETS LESS
                LIABILITIES - (0.3)%                                     (65,028)
                                                                    ------------
             NET ASSETS - 100.0%                                    $ 20,156,763
                                                                    ============

(1)  Denotes non-income producing security.

(2)  The rate shown represents the 7-day current yield as of April 30, 2009.

REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             COMMON STOCK - 99.5%
             BERMUDA - 1.4%
    43,952   Accenture Class A                                         1,293,507
    17,353   ACE                                                         803,791
     9,300   Allied World Assurance Holdings                             345,402
     7,800   Aspen Insurance Holdings                                    183,924
    20,700   Axis Capital Holdings                                       510,048
     9,504   Endurance Specialty Holdings                                248,625
    19,800   Invesco                                                     291,456
    26,604   Nabors Industries (1)                                       404,647
    12,800   Nordic American Tanker Shipping                             415,616
    12,700   Platinum Underwriters Holdings                              365,379
                                                                    ------------
             Total Bermuda                                             4,862,395
                                                                    ------------
             CANADA - 7.8%
    25,278   AGF Management Class B                                      243,648
     6,500   Agnico-Eagle Mines                                          287,382
    15,016   Agrium                                                      644,388
    31,442   Bank of Montreal                                          1,040,951
    43,433   Bank of Nova Scotia                                       1,235,534
    32,307   Barrick Gold                                                935,552
    18,900   Baytex Energy Trust                                         261,378
     5,550   Bell Aliant Regional Communications Income Fund
                (1)(2)(3)(4)                                             110,944
    33,800   CAE                                                         215,305
     4,200   Canadian Imperial Bank of Commerce                          188,579
    28,121   Canadian National Railway                                 1,137,002
    23,698   Canadian Natural Resources                                1,092,639
    20,102   Canadian Oil Sands Trust                                    415,148
     7,800   Cogeco Cable                                                191,225
     8,658   Davis & Henderson Income Fund                                99,780
     7,826   Empire Class A                                              326,920
     7,000   Enbridge                                                    216,202
    11,830   EnCana                                                      542,270
       600   Fairfax Financial Holdings                                  158,713
    11,054   George Weston                                               548,762
    40,910   Goldcorp                                                  1,118,502
    31,656   Great-West Lifeco                                           543,652
    15,188   Harry Winston Diamond                                        63,777
    20,551   Husky Energy                                                497,971
    10,700   IGM Financial                                               319,000
     9,935   Industrial Alliance Insurance and Financial Services        199,183
    29,000   Loblaw                                                      781,452
    28,637   Manulife Financial                                          487,724
    21,105   Methanex                                                    243,050
    11,600   Metro                                                       359,735
     7,900   National Bank of Canada                                     289,024
    55,541   Nexen                                                     1,057,658
    11,500   Pembina Pipeline Income Fund                                129,641
    18,345   Penn West Energy Trust                                      201,271
    22,510   Petro-Canada                                                710,524
     3,800   Potash Corp. of Saskatchewan                                326,460
    19,000   Power Corp. of Canada                                       355,285
    21,500   Power Financial                                             430,144
    13,796   Research In Motion (1)                                      953,151

  Shares                                                               Value $
----------                                                          ------------
    39,864   Rogers Communications Class B                               979,643
    60,941   Royal Bank of Canada                                      2,160,594
     4,203   Saputo                                                       76,796
    32,683   Shaw Communications Class B                                 506,777
     4,768   Shoppers Drug Mart                                          172,441
    22,280   Suncor Energy                                               560,781
    94,400   Talisman Energy                                           1,182,868
    50,280   Teck Cominco (United States) Class B                        529,951
    16,959   TELUS Class A                                               394,445
     9,000   TMX Group                                                   242,067
    42,907   Toronto-Dominion Bank                                     1,693,839
     9,279   Vermilion Energy Trust                                      209,985
                                                                    ------------
             Total Canada                                             27,669,713
                                                                    ------------
             CAYMAN ISLANDS - 0.2%
    13,388   Garmin                                                      337,243
    64,006   Seagate Technology                                          522,289
                                                                    ------------
             Total Cayman Islands                                        859,532
                                                                    ------------
             ISRAEL - 0.1%
     5,700   Teva Pharmaceutical Industries ADR                          250,173
                                                                    ------------
             Total Israel                                                250,173
                                                                    ------------
             PANAMA - 0.0%
     3,400   Copa Holdings                                               104,210
                                                                    ------------
             Total Panama                                                104,210
                                                                    ------------
             UNITED STATES - 90.0%
             ALLIANCE DATA SYSTEMS - 0.1%
    19,800   Perot Systems Class A (1)                                   278,388
    19,200   S1 (1)                                                      119,040
                                                                    ------------
                                                                         397,428
             AMUSEMENT AND RECREATION SERVICES - 0.1%
     6,600   Penn National Gaming (1)                                    224,532
                                                                    ------------
             APPAREL & ACCESSORY STORES - 1.2%
    14,000   Abercrombie & Fitch Class A                                 378,840
    37,135   American Eagle Outfitters                                   550,341
     9,398   Buckle                                                      351,203
     5,715   Dress Barn (1)                                               86,525
    22,224   Kohl's (1)                                                1,007,858
    38,239   Limited Brands                                              436,689
    28,978   Nordstrom                                                   655,772
    14,126   Ross Stores                                                 535,941
    34,800   Wet Seal (1)                                                132,588
                                                                    ------------
                                                                       4,135,757
             APPAREL & OTHER FINISHED PRODUCTS - 0.3%
     5,582   PhillipsVan Heusen                                          162,045
     4,278   Polo Ralph Lauren                                           230,328
    10,085   VF                                                          597,738
                                                                    ------------
                                                                         990,111

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             AUTOMOTIVE DEALERS & GASOLINE SERVICE
             STATIONS - 0.3%
     6,871   Advance Auto Parts                                          300,606
     3,884   Autozone (1)                                                646,259
                                                                    ------------
                                                                         946,865
             BUILDING CONSTRUCTION GENERAL CONTRACTORS - 0.0%
       323   NVR (1)                                                     163,235
                                                                    ------------
             BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY &
             MOBILE HOME DEALERS - 1.2%
    78,893   Home Depot                                                2,076,464
    71,883   Lowe's                                                    1,545,484
    11,879   Sherwin-Williams                                            672,827
                                                                    ------------
                                                                       4,294,775
             BUSINESS SERVICES - 6.7%
    12,600   Actuate (1)                                                  46,620
    17,529   Adobe Systems (1)                                           479,418
     9,777   Affiliated Computer Services Class A (1)                    473,011
     7,897   Alliance Data Systems (1)                                   330,647
    34,167   Automatic Data Processing                                 1,202,678
     5,100   Brink's                                                     144,585
    50,700   CA                                                          874,575
    20,792   Check Point Software Technologies (1)                       481,751
    22,412   Computer Sciences (1)                                       828,348
    31,000   Compuware (1)                                               231,880
    12,017   CSG Systems International (1)                               174,246
    24,800   Earthlink (1)                                               187,984
     8,087   Fair Isaac                                                  136,023
    21,301   Fidelity National Information Services                      380,223
    14,800   Fiserv (1)                                                  552,336
     7,749   Google Class A (1)                                        3,068,372
     7,200   H&E Equipment Services (1)                                   54,216
     9,760   Heartland Payment Systems                                    78,470
     3,900   Interactive Data                                             87,672
    19,544   Intuit (1)                                                  452,053
    16,862   Lender Processing Services                                  483,265
     2,100   Mantech International Class A (1)                            75,999
   322,050   Microsoft                                                 6,524,733
     2,991   MicroStrategy Class A (1)                                   116,380
    27,423   Omnicom Group                                               863,002
   210,081   Oracle                                                    4,062,967
    18,000   Rent-A-Center (1)                                           346,500
     8,345   Robert Half International                                   200,447
     1,936   Sohu.com (1)                                                100,962
    32,832   Total System Services                                       409,415
    12,840   United Online                                                68,052
    12,000   VMware (1)                                                  312,960
                                                                    ------------
                                                                      23,829,790
             CHEMICALS & ALLIED PRODUCTS - 10.1%
    76,233   Abbott Laboratories                                       3,190,351

  Shares                                                               Value $
----------                                                          ------------
    11,600   Albemarle                                                   311,112
    52,926   Amgen (1)                                                 2,565,323
    39,367   Avon Products                                               895,993
    21,471   Bristol-Myers Squibb                                        412,243
     2,582   CF Industries Holdings                                      186,033
     3,391   Colgate-Palmolive                                           200,069
    49,734   Dow Chemical                                                795,744
    44,807   EI Du Pont de Nemours                                     1,250,115
    49,061   Eli Lilly                                                 1,615,088
    12,512   Estee Lauder Class A                                        374,109
    19,994   Genzyme (1)                                               1,066,280
    33,902   Gilead Sciences (1)                                       1,552,712
   110,384   Johnson & Johnson                                         5,779,706
     5,414   Lubrizol                                                    233,993
    58,874   Merck                                                     1,427,106
     7,440   Monsanto                                                    631,582
   278,887   Pfizer                                                    3,725,930
   119,911   Procter & Gamble                                          5,928,400
    13,700   Schering-Plough                                             315,374
     7,672   Terra Industries                                            203,308
     7,030   USANA Health Sciences (1)                                   168,087
     9,800   Valspar                                                     235,200
    66,990   Wyeth                                                     2,840,376
                                                                    ------------
                                                                      35,904,234
             COAL MINING - 0.2%
    13,600   Arch Coal                                                   189,992
    13,832   Natural Resource Partners LP                                316,891
                                                                    ------------
                                                                         506,883
             COMMUNICATIONS - 4.2%
     5,600   Adtran                                                      118,440
   235,839   AT&T                                                      6,042,195
     7,336   Atlantic Tele-Network                                       161,979
    16,720   CenturyTel                                                  453,948
    26,000   Comcast Class A                                             401,960
    44,556   DIRECTV Group (1)                                         1,101,870
    11,703   Embarq                                                      427,862
    34,267   Frontier Communications                                     243,638
    39,900   MetroPCS Communications (1)                                 681,891
    11,624   NII Holdings (1)                                            187,844
    20,124   Novatel Wireless (1)                                        137,849
     8,149   NTELOS Holdings                                             130,221
    25,500   Syniverse Holdings (1)                                      321,300
     5,300   Telephone & Data Systems                                    151,951
    12,059   Time Warner Cable                                           388,662
    17,000   TiVo (1)                                                    127,500
   130,130   Verizon Communications                                    3,948,144
                                                                    ------------
                                                                      15,027,254
             CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.1%
     5,300   Comfort Systems USA                                          57,187
    20,500   EMCOR Group (1)                                             426,195
                                                                    ------------
                                                                         483,382

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             DEPOSITORY INSTITUTIONS - 5.1%
    14,814   Associated Banc-Corp                                        229,173
   226,450   Bank of America                                           2,022,198
    17,520   Bank of New York Mellon                                     446,410
    29,298   BB&T                                                        683,815
    25,102   Capital One Financial                                       420,207
   116,822   Citigroup                                                   356,307
     8,234   City Bank                                                    25,772
     9,300   City National                                               340,380
    12,733   Comerica                                                    267,138
     1,600   First Citizens BancShares                                   191,472
     9,800   First Midwest Bancorp                                        86,828
     9,800   FirstMerit                                                  190,218
     8,600   FNB                                                          64,672
    69,200   Huntington Bancshares                                       193,068
   144,363   JPMorgan Chase                                            4,763,979
     6,870   M&T Bank                                                    360,332
    11,297   Northern Trust                                              614,105
    22,541   PNC Financial Services Group                                894,878
    12,300   Prosperity Bancshares                                       341,571
     6,777   State Street                                                231,299
    16,868   Sterling Bancshares                                         112,172
    28,688   SunTrust Banks                                              414,255
    85,251   U.S. Bancorp                                              1,553,273
    16,000   Valley National Bancorp                                     231,520
   142,772   Wells Fargo                                               2,856,868
    16,400   Zions Bancorporation                                        179,252
                                                                    ------------
                                                                      18,071,162
             EATING & DRINKING PLACES - 1.3%
     9,121   Brinker International                                       161,624
     2,900   Chipotle Mexican Grill (1)                                  235,161
    11,609   CKE Restaurants                                             111,098
     6,849   Darden Restaurants                                          253,208
    52,881   McDonald's                                                2,818,028
    30,200   Yum! Brands                                               1,007,170
                                                                    ------------
                                                                       4,586,289
             ELECTRIC & OTHER ELECTRICAL EQUIPMENT - 0.2%
    14,200   Harmonic (1)                                                104,086
    27,600   NetApp (1)                                                  505,080
    16,000   QLogic (1)                                                  226,880
                                                                    ------------
                                                                         836,046
             ELECTRIC, GAS & SANITARY SERVICES - 3.5%
    24,088   American Electric Power                                     635,441
    31,341   Centerpoint Energy                                          333,468
    29,700   CMS Energy                                                  356,994
    13,960   Consolidated Edison                                         518,335
        44   Dominion Resources                                            1,327
    11,547   Edison International                                        329,205

  Shares                                                               Value $
----------                                                          ------------
    37,900   Energy                                                      388,475
     6,800   Energy Transfer Partners LP                                 268,940
    11,400   Entergy                                                     738,378
     3,900   Exelon                                                      179,907
    23,600   FPL Group                                                 1,269,444
    12,600   Kinder Morgan Energy Partners LP                            601,776
    26,138   MDU Resources Group                                         459,245
     8,300   ONEOK Partners LP                                           390,100
    27,937   PG&E                                                      1,037,021
    16,946   Pinnacle West Capital                                       463,982
    10,296   Questar                                                     305,997
    11,104   SCANA                                                       335,563
    34,208   Southern                                                    987,927
     8,600   Southern Union                                              136,826
    24,153   TECO Energy                                                 255,780
     4,900   UGI                                                         112,406
    19,600   Vectren                                                     434,532
    42,600   Waste Management                                          1,136,142
    46,800   Xcel Energy                                                 862,992
                                                                    ------------
                                                                      12,540,203
             ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 6.2%
    27,827   Altera                                                      453,858
    11,583   Amphenol Class A                                            391,969
    20,017   Analog Devices                                              425,962
     4,436   Ceradyne (1)                                                 76,477
   177,385   Cisco Systems (1)                                         3,427,078
    14,517   Cooper Industries Class A                                   476,012
    45,571   Emerson Electric                                          1,551,237
   365,089   General Electric                                          4,618,376
    13,867   Harris                                                      424,053
   244,774   Intel                                                     3,862,534
     3,350   Lincoln Electric Holdings                                   149,175
    27,698   Micrel                                                      207,735
    11,539   Multi-Fineline Electronix (1)                               231,588
    37,720   National Semiconductor                                      466,596
     8,003   Plantronics                                                 101,958
    73,477   Qualcomm                                                  3,109,547
    79,322   Texas Instruments                                         1,432,555
    10,000   Thomas & Betts (1)                                          311,200
    14,455   Xilinx                                                      295,460
                                                                    ------------
                                                                      22,013,370
             ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT, AND
             RELATED SERVICES - 0.5%
    15,500   Fluor                                                       586,985
     8,700   Hewitt Associates (1)                                       272,832
    10,800   Quest Diagnostics                                           554,364
     5,900   SAIC (1)                                                    106,790
     3,443   Watson Wyatt Worldwide Class A                              182,651
                                                                    ------------
                                                                       1,703,622

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             FABRICATED METAL PRODUCTS - 0.5%
     4,254   Ball                                                        160,461
    40,997   Illinois Tool Works                                       1,344,702
     4,000   Snap-On                                                     135,680
     5,100   Sun Hydraulics                                               92,310
                                                                    ------------
                                                                       1,733,153
             FOOD & KINDRED PRODUCTS - 4.0%
    45,800   Archer-Daniels-Midland                                    1,127,596
    10,409   Cal-Maine Foods                                             275,526
    90,658   Coca-Cola                                                 3,902,827
    18,007   General Mills                                               912,775
     4,100   Hershey                                                     148,174
    18,165   HJ Heinz                                                    625,239
    10,313   Hormel Foods                                                322,694
    11,220   J&J Snack Foods                                             434,887
    18,937   Kellogg                                                     797,437
    67,217   Kraft Foods Class A                                       1,572,878
    10,612   McCormick                                                   312,524
    16,862   Pepsi Bottling Group                                        527,275
    68,124   PepsiCo                                                   3,389,850
                                                                    ------------
                                                                      14,349,682
             FOOD STORES - 0.3%
    25,581   Kroger                                                      553,061
    30,643   Safeway                                                     605,199
                                                                    ------------
                                                                       1,158,260
             FURNITURE & FIXTURES - 0.2%
    31,552   Johnson Controls                                            599,804
    13,961   Tempur-Pedic International                                  179,538
                                                                    ------------
                                                                         779,342
             GENERAL MERCHANDISE STORES - 2.3%
    10,700   Casey's General Stores                                      284,727
    17,273   Costco Wholesale                                            839,468
    15,426   Family Dollar Stores                                        511,989
     9,900   Target                                                      408,474
    36,398   TJX                                                       1,018,052
   104,423   Wal-Mart Stores                                           5,262,919
                                                                    ------------
                                                                       8,325,629
             HEALTH SERVICES - 0.5%
    11,362   DaVita (1)                                                  526,856
     8,962   Express Scripts (1)                                         573,299
    10,980   Laboratory Corp. of America Holdings (1)                    704,367
     3,718   Mednax (1)                                                  133,476
                                                                    ------------
                                                                       1,937,998
             HOLDING & OTHER INVESTMENT OFFICES - 2.3%
     4,500   Alexandria Real Estate Equities REIT                        164,160
     5,494   AvalonBay Communities REIT                                  312,114
        29   Berkshire Hathaway Class A (1)                            2,726,000
       290   Berkshire Hathaway Class B (1)                              888,850
     4,500   Corporate Office Properties Trust SBI MD REIT               137,520
    14,900   Equity Residential REIT                                     341,061

  Shares                                                               Value $
----------                                                          ------------
    18,300   HCP REIT                                                    401,685
     4,600   Health Care REIT                                            156,722
    27,250   Kimco Realty REIT                                           327,545
     9,346   Liberty Property Trust REIT                                 227,482
     5,000   Mack-Cali Realty REIT                                       134,300
     6,371   National Health Investors REIT                              170,870
     5,500   National Retail Properties REIT                              97,570
     6,600   Nationwide Health Properties REIT                           162,954
    11,300   Omega Healthcare Investors REIT                             177,636
    16,401   Prologis REIT                                               149,413
     4,841   Public Storage REIT                                         323,670
     9,500   Realty Income REIT                                          212,135
     9,000   Regency Centers REIT                                        337,050
     7,600   Senior Housing Properties Trust REIT                        124,564
       227   Simon Property Group REIT                                    11,713
    18,400   UDR REIT                                                    185,288
     4,033   Ventas REIT                                                 115,505
     3,700   Vornado Realty Trust REIT                                   180,893
    12,700   Weingarten Realty Investors REIT                            197,358
                                                                    ------------
                                                                       8,264,058
             HOME FURNITURE, FURNISHINGS & EQUIPMENT
             STORES - 0.1%
    16,381   Bed Bath & Beyond (1)                                       498,310
                                                                    ------------
             INDUSTRIAL & COMMERCIAL MACHINERY/COMPUTER
             EQUIPMENT - 7.3%
     8,735   3M                                                          503,136
     2,812   AAON                                                         54,778
    27,239   Apple (1)                                                 3,427,483
     2,340   Black & Decker                                               94,302
    27,508   Caterpillar                                                 978,735
    29,313   Cummins                                                     996,642
     6,600   Deere                                                       272,316
   124,599   Dell (1)                                                  1,447,841
    27,900   Dover                                                       858,762
     3,710   Eaton                                                       162,498
    42,600   EMC (1)                                                     533,778
     6,179   Flowserve                                                   419,554
    14,773   Graco                                                       348,495
    10,300   Graham                                                      128,750
   108,233   Hewlett-Packard                                           3,894,223
    61,094   International Business Machines                           6,305,512
    22,400   ITT                                                         918,624
     4,676   Joy Global                                                  119,238
    19,528   Lam Research (1)                                            544,441
    19,199   Lexmark International Class A (1)                           376,684
    22,900   Parker Hannifin                                           1,038,515
    11,300   Sigma Designs (1)                                           145,996
    22,267   Smith International                                         575,602
     6,941   Stanley Works                                               263,966
    10,900   Toro                                                        331,142
    19,776   Varian Medical Systems (1)                                  659,925
    26,348   Western Digital (1)                                         619,705
                                                                    ------------
                                                                      26,020,643

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             INSURANCE CARRIERS - 3.2%
    26,213   Aetna                                                       576,948
    31,043   Aflac                                                       896,832
     7,400   Allstate                                                    172,642
    12,500   American Financial Group                                    219,750
     4,042   Amerisafe (1)                                                62,085
    18,166   Assurant                                                    443,977
    18,144   Chubb                                                       706,709
     8,159   CNA Surety (1)                                              157,061
    10,404   Delphi Financial Group Class A                              179,677
     7,000   HCC Insurance Holdings                                      167,440
     9,100   Lincoln National                                            102,284
    13,568   Meadowbrook Insurance Group                                  80,730
    42,053   MetLife                                                   1,251,077
     6,800   Odyssey Re Holdings                                         260,372
    17,119   Principal Financial Group                                   279,724
    23,130   Prudential Financial                                        667,994
     5,101   Safety Insurance Group                                      168,588
     8,659   Selective Insurance Group                                   127,807
     7,300   StanCorp Financial Group                                    200,239
    10,700   Torchmark                                                   313,831
    27,781   Travelers                                                 1,142,910
    77,750   UnitedHealth Group                                        1,828,680
    21,200   Unitrin                                                     360,400
    26,834   Unum Group                                                  438,468
    14,584   WellPoint (1)                                               623,612
                                                                    ------------
                                                                      11,429,837
             LEATHER & LEATHER PRODUCTS - 0.1%
     7,900   Genesco (1)                                                 179,962
                                                                    ------------
             MEASURING, ANALYZING & CONTROLLING INSTRUMENTS - 2.8%
     7,512   Alcon                                                       691,179
    14,800   Allergan                                                    690,568
    29,472   Baxter International                                      1,429,392
     4,361   Becton Dickinson                                            263,753
     7,073   CR Bard                                                     506,639
    52,503   Medtronic                                                 1,680,096
     7,909   MTS Systems                                                 167,117
     5,677   Neogen (1)                                                  128,698
     4,000   ResMed (1)                                                  153,800
    14,065   Rockwell Collins                                            539,393
     4,600   Roper Industries                                            209,714
    32,135   St. Jude Medical (1)                                      1,077,165
    14,146   STERIS                                                      340,919
    17,599   Stryker                                                     681,257
     6,700   Teledyne Technologies (1)                                   213,931
    10,008   Waters (1)                                                  442,053
    15,951   Zimmer Holdings (1)                                         701,685
                                                                    ------------
                                                                       9,917,359
             METAL MINING - 0.3%
    17,011   FreeportMcMoRan Copper & Gold                               725,519
     9,195   Newmont Mining                                              370,007
                                                                    ------------
                                                                       1,095,526

  Shares                                                               Value $
----------                                                          ------------
             MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.2%
    10,603   Hasbro                                                      282,676
    25,427   Mattel                                                      380,388
                                                                    ------------
                                                                         663,064
             MISCELLANEOUS RETAIL - 1.9%
    10,006   Amazon.com (1)                                              805,683
     4,200   Amerigas Partners LP                                        128,982
    54,917   CVS/Caremark                                              1,745,262
    14,800   Inergy LP                                                   341,880
     6,300   MSC Industrial Direct                                       257,355
     7,445   NutriSystem                                                 102,294
    21,317   PetSmart                                                    487,733
    48,600   Staples                                                   1,002,132
    50,241   Walgreen                                                  1,579,075
     5,303   World Fuel Services                                         202,204
                                                                    ------------
                                                                       6,652,600
             MOTION PICTURES - 0.9%
    48,045   Time Warner                                               1,048,822
    90,772   Walt Disney                                               1,987,907
                                                                    ------------
                                                                       3,036,729
             MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.5%
     7,538   Forward Air                                                 125,658
    28,864   United Parcel Service Class B                             1,510,742
                                                                    ------------
                                                                       1,636,400
             NON-DEPOSITORY CREDIT INSTITUTIONS - 0.5%
    19,405   Advanta Class B                                              22,704
    42,627   American Express                                          1,075,053
     6,084   Asta Funding                                                 17,522
    68,818   Discover Financial Services                                 559,490
                                                                    ------------
                                                                       1,674,769
             OIL & GAS EXTRACTION - 3.7%
    17,187   Apache                                                    1,252,245
    20,988   Baker Hughes                                                746,753
    11,278   BJ Services                                                 156,651
    19,910   Chesapeake Energy                                           392,426
    26,281   Devon Energy                                              1,362,670
     6,014   Diamond Offshore Drilling                                   435,474
    15,652   ENSCO International                                         442,638
    50,037   Halliburton                                               1,011,748
     7,671   Helmerich & Payne                                           236,420
    23,984   Noble                                                       655,483
    16,500   Noble Energy                                                936,375
    39,433   Occidental Petroleum                                      2,219,684
    28,962   Patterson-UTI Energy                                        368,107
     6,304   Rowan                                                        98,405
    27,572   Schlumberger                                              1,350,752
     5,891   Ultra Petroleum (1)                                         252,135
    18,671   Weatherford International (1)                               310,499
    30,318   XTO Energy                                                1,050,822
                                                                    ------------
                                                                      13,279,287

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             PAPER & ALLIED PRODUCTS - 0.0%
     3,865   Bemis                                                        92,915
     1,700   Rock-Tenn Class A                                            64,192
                                                                    ------------
                                                                         157,107
             PERSONAL SERVICES - 0.0%
    15,559   Jackson Hewitt Tax Service                                   76,084
     2,200   Unifirst                                                     82,038
                                                                    ------------
                                                                         158,122
             PETROLEUM REFINING - 6.6%
    89,420   Chevron                                                   5,910,662
    48,159   ConocoPhillips                                            1,974,519
    17,347   Enterprise Products Partners LP                             409,216
   193,674   Exxon Mobil                                              12,912,246
    13,565   Hess                                                        743,226
     6,600   Marathon Oil                                                196,020
    18,520   Murphy Oil                                                  883,589
    10,085   Sunoco                                                      267,353
    19,369   Valero Energy                                               384,281
                                                                    ------------
                                                                      23,681,112
             PIPELINES, EXCEPT NATURAL GAS - 0.2%
    10,700   Buckeye Partners LP                                         411,522
     4,000   Sunoco Logistics Partners LP                                208,360
     5,800   TEPPCO Partners LP                                          157,934
                                                                    ------------
                                                                         777,816
             PRIMARY METAL INDUSTRIES - 1.2%
    10,911   Allegheny Technologies                                      357,117
     7,500   Brush Engineered Materials (1)                              126,900
    95,637   Corning                                                   1,398,213
     8,400   Hubbell                                                     278,880
    26,942   Nucor                                                     1,096,270
    13,100   Precision Castparts                                         980,666
                                                                    ------------
                                                                       4,238,046
             PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.6%
     5,461   John Wiley & Sons Class A                                   185,128
    30,693   McGraw-Hill                                                 925,394
     9,800   Meredith                                                    245,784
    27,500   Thomson Reuters                                             772,148
                                                                    ------------
                                                                       2,128,454
             RAILROAD TRANSPORTATION - 0.5%
    19,034   Burlington Northern Santa Fe                              1,284,415
     4,366   CSX                                                         129,190
    14,693   Norfolk Southern                                            524,246
                                                                    ------------
                                                                       1,937,851
             REAL ESTATE - 0.1%
     5,700   Jones Lang LaSalle                                          183,939
                                                                    ------------
             RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.0%
    11,200   Schulman A                                                  175,728
                                                                    ------------

  Shares                                                               Value $
----------                                                          ------------
             SECURITY & COMMODITY BROKERS, DEALERS,
             EXCHANGES & SERVICES - 2.0%
    11,400   AllianceBernstein Holding LP                                199,728
    19,800   Ameriprise Financial                                        521,730
     2,262   BlackRock                                                   331,428
    23,497   Broadridge Financial Solutions                              454,667
    21,786   Charles Schwab                                              402,605
       800   CME Group                                                   177,080
    21,300   Federated Investors                                         487,344
    62,800   GFI Group                                                   256,224
    10,923   Goldman Sachs Group                                       1,403,606
    58,600   Morgan Stanley                                            1,385,304
    18,015   Raymond James Financial                                     282,655
     9,100   SWS Group                                                   116,389
    18,500   T Rowe Price Group                                          712,620
    22,100   Waddell & Reed Financial                                    495,261
                                                                    ------------
                                                                       7,226,641
             STONE, CLAY, GLASS, AND CONCRETE PRODUCTS - 0.1%
    20,500   Apogee Enterprises                                          274,700
                                                                    ------------
             TOBACCO PRODUCTS - 1.1%
    50,112   Altria Group                                                818,329
       900   Lorillard                                                    56,817
    80,691   Philip Morris International                               2,921,014
                                                                    ------------
                                                                       3,796,160
             TRANSPORTATION BY AIR - 0.0%
    10,800   Republic Airways Holdings (1)                                77,328
                                                                    ------------
             TRANSPORTATION EQUIPMENT - 2.2%
     7,476   Boeing                                                      299,414
    27,447   General Dynamics                                          1,418,187
    20,000   Goodrich                                                    885,600
    12,059   Harsco                                                      332,225
    52,691   Honeywell International                                   1,644,486
    24,556   Lockheed Martin                                           1,928,383
    24,195   United Technologies                                       1,181,684
     2,568   WABCO Holdings                                               41,062
                                                                    ------------
                                                                       7,731,041
             TRANSPORTATION SERVICES - 0.2%
     8,555   Ambassadors Group                                           104,371
    11,818   CH Robinson Worldwide                                       628,245
                                                                    ------------
                                                                         732,616
             WATER TRANSPORTATION - 0.3%
    35,833   Carnival                                                    963,191
     3,797   Overseas Shipholding Group                                  109,012
                                                                    ------------
                                                                       1,072,203
             WHOLESALE TRADE NON-DURABLE GOODS - 1.4%
    18,651   AmerisourceBergen                                           627,420
     7,200   Brown-Forman Class B                                        334,800
    14,994   Cardinal Health                                             506,647

The accompanying notes are in integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
     5,816   Endo Pharmaceuticals Holdings (1)                            96,197
    27,703   McKesson                                                  1,025,011
    19,683   Nike Class B                                              1,032,767
    11,100   Spartan Stores                                              180,597
    51,374   SYSCO                                                     1,198,555
     6,735   United Natural Foods (1)                                    153,423
                                                                    ------------
                                                                       5,155,417
             WHOLESALE TRADE-DURABLE GOODS - 0.7%
    19,128   Fastenal                                                    733,750
    13,733   Ingram Micro Class A (1)                                    199,403
     6,210   Pool                                                        110,911
    10,800   PSS World Medical (1)                                       156,816
    13,881   Reliance Steel & Aluminum                                   489,028
     9,632   WW Grainger                                                 807,932
                                                                    ------------
                                                                       2,497,840
                                                                    ------------
             Total United States                                     321,289,667
                                                                    ------------
             TOTAL COMMON STOCK
               (Cost $454,239,940)                                   355,035,690
                                                                    ------------
             RIGHTS - 0.0%
             UNITED STATES - 0.0%
     7,363   Fresenius Kabi Pharmaceuticals
                Holding Expires 06/11 (1)
               (Cost $7,363)                                               2,577
                                                                    ------------

  Shares                                                               Value $
----------                                                          ------------
             SHORT-TERM INVESTMENT (5) - 0.3%

 1,236,930   JPMorgan U.S. Government Money Market Fund, 0.270%
               (Cost $1,236,930)                                       1,236,930
                                                                    ------------
             TOTAL INVESTMENTS - 99.8%
             (Cost $455,484,233)                                     356,275,197
                                                                    ------------
             OTHER ASSETS LESS LIABILITIES - 0.2%                        621,172
                                                                    ------------
             NET ASSETS 100.0%                                      $356,896,369
                                                                    ============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On April 30, 2009, the value of this security amounted to $110,944 representing less than 0.1% of the net assets of the Fund.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2009, the value of this security amounted to $110,944, representing less than 0.1% of the net assets of the Fund.

(4)  Security is fair valued.

(5)  The rate shown represents the 7-day current yield as of April 30, 2009.

ADR  - American Depositary Receipt

CAD  - Canadian Dollar

LP   - Limited Partnership

REIT - Real Estate Investment Trust

USD  - United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio had the following forward foreign currency contracts outstanding as of April 30, 2009:

SETTLEMENT                                               NET UNREALIZED
   DATE      CURRENCY TO DELIVER   CURRENCY TO RECEIVE    DEPRECIATION
----------   -------------------   -------------------   --------------
06/05/2009   CAD       3,856,232   USD       3,119,146    $(112,965)
                                                          =========

The accompanying notes are in integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

Principal
 Amount $                                                              Value $
----------                                                          ------------
             U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS - 45.3%
 1,786,522   FHLMC
                5.000%, 11/01/36                                       1,839,732
             FHLMC Gold
   326,161      6.500%, 07/01/32                                         349,151
    24,553      6.000%, 12/01/28                                          25,910
   565,498      5.000%, 07/01/33                                         583,225
 1,909,295      5.000%, 08/01/33                                       1,969,145
   243,066      4.500%, 03/01/19                                         250,775
        43   FHLMC IO (1)
                1,138.011%, 01/15/22                                         752
             FNMA
   117,518      7.500%, 12/01/29                                         128,288
       847      7.000%, 12/01/10                                             851
   665,050      6.648%, 01/01/37 (2)                                     697,061
 4,545,499      6.000%, 05/01/38                                       4,756,880
   168,119      6.000%, 12/01/28                                         177,802
   260,077      6.000%, 10/01/29                                         274,732
   248,728      5.500%, 10/01/32                                         258,935
   282,942      5.500%, 01/01/33                                         294,553
 2,400,113      5.500%, 07/01/33                                       2,497,100
 4,864,427      5.500%, 10/01/35                                       5,057,196
 3,050,679      5.500%, 12/01/35                                       3,171,572
 3,773,121      5.000%, 06/01/35                                       3,891,396
 5,476,857      5.000%, 11/01/35                                       5,645,117
   640,117      4.500%, 10/01/33                                         653,865
             FNMA TBA
 5,880,000      6.500%, 06/25/39                                       6,207,998
 5,470,000      4.500%, 06/25/39                                       5,548,631
             GNMA
    24,728      8.000%, 11/15/17                                          26,256
    17,135      8.000%, 06/15/26                                          18,666
   124,854      7.000%, 09/15/23                                         133,510
 1,120,283      5.500%, 11/15/38                                       1,165,940
 4,610,820   GNMA IO (2)
                5.853%, 12/20/34                                         395,659
   650,000   GNMA TBA
                4.500%, 05/15/39                                         662,797
                                                                    ------------
             TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
                (Cost $45,678,560)                                    46,683,495
                                                                    ------------
             CORPORATE OBLIGATIONS - 23.7%
   325,000   Abbott Laboratories
                5.125%, 04/01/19                                         333,339
   185,000   Amgen
                6.400%, 02/01/39                                         186,819
   560,000   Anheuser-Busch InBev Worldwide (3)
                7.750%, 01/15/19                                         587,304
   290,000   ArcelorMittal
                6.125%, 06/01/18                                         234,080

Principal
 Amount $                                                              Value $
----------                                                          ------------
             AT&T
   340,000      6.550%, 02/15/39                                         328,028
   450,000      5.800%, 02/15/19                                         458,392
   255,000   Atmos Energy
                8.500%, 03/15/19                                         270,703
              Bank of America
 1,185,000      6.100%, 06/15/17                                         927,265
   575,000      2.100%, 04/30/12                                         579,070
   205,000   Barclays Bank
                5.450%, 09/12/12                                         208,392
   250,000   BAT International Finance (3)
                9.500%, 11/15/18                                         284,532
   175,000   Bombardier (3)
                8.000%, 11/15/14                                         154,000
   650,000   Chubb
                6.500%, 05/15/38                                         596,733
   215,000   Cisco Systems
                4.950%, 02/15/19                                         219,245
   665,000   Comcast
                6.400%, 05/15/38                                         625,333
   185,000   Connecticut Light & Power
                5.500%, 02/01/19                                         187,784
    90,000   ConocoPhillips
                5.750%, 02/01/19                                          92,045
   355,000   Consumers Energy
                6.700%, 09/15/19                                         375,366
   450,000   COX Communications
                5.450%, 12/15/14                                         420,342
   230,000   Credit Suisse NY
                5.500%, 05/01/14                                         230,839
             CVS/Caremark
   375,000      6.600%, 03/15/19                                         397,397
   450,000      5.750%, 06/01/17                                         453,007
   135,000   El Paso
                8.250%, 02/15/16                                         132,300
   135,000   Eli Lilly
                5.950%, 11/15/37                                         132,271
   440,000   EnCana
                6.500%, 05/15/19                                         452,716
   310,000   Energy Transfer Partners
                9.000%, 04/15/19                                         338,843
 1,970,000   General Electric Capital
                2.200%, 06/08/12                                       1,983,806
   265,000   General Mills
                5.650%, 02/15/19                                         271,062
   140,000   Goodyear Tire & Rubber (2)
                6.317%, 12/01/09                                         138,775
   190,000   HCA
                9.250%, 11/15/16                                         188,575
   380,000   HSBC Holdings
                6.800%, 06/01/38                                         335,537
   275,000   ING Bank (3)
                5.125%, 05/01/15                                         242,302
   150,000   Intelsat (3)
                9.250%, 06/15/16                                         145,500

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

APRIL 30, 2009 (UNAUDITED)

Principal
 Amount $                                                              Value $
----------                                                          ------------
 1,210,000   JPMorgan Chase Bank
                5.875%, 06/13/16                                       1,122,496
   285,000   Kimberly-Clark
                7.500%, 11/01/18                                         333,722
             Kraft Foods
   260,000      6.500%, 11/01/31                                         243,014
    80,000      6.125%, 08/23/18                                          81,409
   340,000   Marathon Oil
                7.500%, 02/15/19                                         356,872
   135,000   Massey Energy
                6.875%, 12/15/13                                         115,762
   390,000   McDonald's
                6.300%, 03/01/38                                         393,853
    80,000   McKesson
                7.500%, 02/15/19                                          86,341
   505,000   Midamerican Energy Holdings
                5.750%, 04/01/18                                         503,266
   125,000   Nevada Power, Series L
                5.875%, 01/15/15                                         121,035
   325,000   News America
                6.650%, 11/15/37                                         258,679
   550,000   ONEOK Partners
                8.625%, 03/01/19                                         559,929
   105,000   Oracle
                5.750%, 04/15/18                                         111,437
   150,000   Pemex Project Funding Master Trust
                5.750%, 03/01/18                                         136,500
             Pfizer
   250,000      7.200%, 03/15/39                                         275,575
   225,000      6.200%, 03/15/19                                         242,267
   315,000   Plains All American Pipeline
                8.750%, 05/01/19                                         323,493
   270,000   PNC Bank
                6.875%, 04/01/18                                         257,556
   165,000   Qwest
                7.625%, 06/15/15                                         157,162
             Rio Tinto Finance USA
   190,000      9.000%, 05/01/19                                         195,676
   125,000      8.950%, 05/01/14                                         129,515
   340,000   Rogers Communications
                6.800%, 08/15/18                                         356,901
   120,000   Sprint Capital
                8.375%, 03/15/12                                         115,650
   265,000   Staples
                9.750%, 01/15/14                                         291,078
   330,000   Sysco
                5.375%, 03/17/19                                         338,393
   160,000   Telecom Italia Capital
                7.721%, 06/04/38                                         140,072
   550,000   Time Warner Cable
                5.850%, 05/01/17                                         529,676
   440,000   US Bank
                4.950%, 10/30/14                                         437,699
   260,000   Verizon Communications
                5.250%, 04/15/13                                         273,042

Principal
 Amount $                                                              Value $
----------                                                          ------------
   430,000   Verizon Wireless Capital LLC (3)
                8.500%, 11/15/18                                         515,844
   160,000   Viacom
                6.250%, 04/30/16                                         148,462
   310,000   Virginia Electric and Power
                8.875%, 11/15/38                                         402,276
   665,000   Wells Fargo
                5.625%, 12/11/17                                         621,022
   200,000   Whirlpool
                8.600%, 05/01/14                                         205,258
   335,000   Williams (3)
                8.750%, 01/15/20                                         344,809
   600,000   Xerox
                6.350%, 05/15/18                                         486,783
   695,000   XTO Energy
                6.500%, 12/15/18                                         707,604
                                                                    ------------
             TOTAL CORPORATE OBLIGATIONS
                (Cost $24,049,690)                                    24,431,830
                                                                    ------------
             U.S. TREASURY OBLIGATIONS (4) - 10.2%
 1,310,000   U.S. Treasury Bond
                4.500%, 05/15/38                                       1,410,093
             U.S. Treasury Notes
   160,000      4.375%, 02/15/38                                         168,200
   465,000      2.750%, 02/15/19                                         450,540
 2,120,000      1.875%, 04/30/14                                       2,105,584
 5,795,000      1.750%, 03/31/14                                       5,731,620
   690,000      0.875%, 04/30/11                                         689,623
                                                                    ------------
             TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $10,674,265)                                    10,555,660
                                                                    ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.4%
 2,235,000   FHLB
                1.375%, 05/16/11                                       2,237,586
             FHLMC
   355,000      3.750%, 03/27/19                                         356,463
 2,800,000      0.703%, 09/29/09 (5)                                   2,797,648
   125,000   FNMA
                4.250%, 05/15/09                                         125,190
                                                                    ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $5,504,877)                                      5,516,887
                                                                    ------------
             COMMERCIAL MORTGAGE-BACKED OBLIGATION - 1.5%
 1,780,000   Wachovia Bank Commercial Mortgage Trust,
                Series 2005-C19, Class A5
                4.661%, 05/15/44
                (Cost $1,535,446)                                      1,561,985
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

Principal
 Amount $                                                              Value $
----------                                                          ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
    50,893   Residential Accredit Loans, Series 1999-QS4,
                Class A1
                6.250%, 03/25/14                                          51,289
    18,390   Salomon Brothers Mortgage Securities VII,
                Series 2001-CPB1, Class A (2)
                5.107%, 12/25/30                                          16,180
                                                                    ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $69,830)                                            67,469
                                                                    ------------
             ASSET-BACKED SECURITY - 0.0%
    16,109   Hedged Mutual Fund Fee Trust, Series 2003-2,
                Class 2 (1)(2)(3)(6) 4.840%, 03/02/11
                (Cost $16,086)                                            15,625
                                                                    ------------

  Shares
----------
             SHORT-TERM INVESTMENT (7) - 10.7%
10,999,591   JPMorgan U.S. Government Money
                Market Fund, 0.270%
                (Cost $10,999,591)                                    10,999,591
                                                                    ------------
             TOTAL INVESTMENTS - 96.9%
                (Cost $98,528,345)                                    99,832,542
                                                                    ------------
             OTHER ASSETS LESS LIABILITIES - 3.1%                      3,164,967
                                                                    ------------
             NET ASSETS - 100.0%                                    $102,997,509
                                                                    ============

(1) Security considered illiquid. On April 30, 2009 the value of these securities amounted to $16,377 representing less than 0.1% of the net assets of the Fund.

(2)  Variable Rate Security - Rate disclosed is as of April 30, 2009.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2009, the value of these securities amounted to $2,289,916, representing 2.2% of the net assets of the Fund.

(4) Security, or portion of the security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(5) Zero Coupon Security Rate - disclosed is the effective yield at time of purchase.

(6)  Security is considered restricted.

(7)  The rate shown represents the 7-day current yield as of April 30, 2009.

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IO   - Interest Only Security

LLC  - Limited Liability Company

TBA  - To Be Announced

FUTURES CONTRACTS -- The Portfolio had the following futures contracts outstanding as of April 30, 2009:

                                                                       NET
                               NUMBER                              UNREALIZED
                                 OF                  EXPIRATION   APPRECIATION/
                             CONTRACTS     VALUE        DATE      (DEPRECIATION)
                             ---------   ---------   ----------   --------------
LONG:
   Long Gilt 10 Year             9       1,604,340     Jun-09       $(39,494)
   U.S. Long Bond                2         245,125     Jun-09         (8,222)
                                                                    --------
                                                                    $(47,716)
                                                                    --------
SHORT:
   U.S. Treasury 2 Year Note     4        (870,188)    Jun-09       $  1,305
   U.S. Treasury 5 Year Note     6        (702,844)    Jun-09          1,724
   U.S. Treasury 10 Year Note    5        (604,688)    Jun-09         15,616
                                                                    --------
                                                                    $ 18,645
                                                                    --------
                                                                    $(29,071)
                                                                    ========

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

  Shares                                                               Value $
----------                                                          ------------
             FIXED INCOME - 37.4%
             CORPORATE BOND - 15.4%
     8,948   iShares iBoxx Investment Grade
                Corporate Bond Fund                                      860,798
                                                                    ------------
             EMERGING MARKET BONDS - 7.9%
    36,604   PIMCO Emerging Markets Bond Fund                            325,778
     5,087   PowerShares Emerging Markets Sovereign Debt
                Portfolio                                                116,289
                                                                    ------------
                                                                         442,067
             HIGH YIELD BOND - 11.2%
   111,392   Goldman Sachs High Yield Fund                               628,248
                                                                    ------------
             U.S. GOVERNMENT - 2.9%
     1,639   iShares Barclays TIPS Bond Fund                             164,621
                                                                    ------------
             TOTAL FIXED INCOME
                (Cost $2,158,644)                                      2,095,734
                                                                    ------------
             EQUITIES - 36.9%
             DOMESTIC EQUITY - 20.4%
   142,346   Schroder U.S. Small and Mid Cap Opportunities
                Fund +                                                 1,140,192
                                                                    ------------
             INTERNATIONAL EQUITIES - 16.5%
     8,285   iShares MSCI Pacific ex-Japan Index Fund                    230,074
    31,064   Schroder Emerging Market Equity Fund+                       255,036
    16,543   Schroder International Alpha Fund+                          111,497
    57,855   Schroder International Diversified Value Fund +             329,774
                                                                    ------------
                                                                         926,381
                                                                    ------------
             TOTAL EQUITIES
                (Cost $2,028,286)                                      2,066,573
                                                                    ------------
             ABSOLUTE RETURN - 4.9%
    17,035   Highbridge Statistical Market Neutral Select Fund,
                Class A
                (Cost $272,394)                                          272,735
                                                                    ------------
             INFRASTRUCTURE - 4.1%
   132,338   HSBC Infrastructure
                (Cost $225,791)                                          230,331
                                                                    ------------
             REAL ESTATE - 4.1%
     3,035   iShares Dow Jones U.S. Real Estate Index Fund               100,216
     5,865   iShares S&P World ex-U.S. Property Index Fund               127,915
                                                                    ------------
             TOTAL REAL ESTATE
                (Cost $379,849)                                          228,131
                                                                    ------------

  Shares                                                               Value $
----------                                                          ------------
             COMMODITY - 3.5%
    31,052   PIMCO Commodity RealReturn Strategy Fund
                (Cost $199,958)                                          198,114
                                                                    ------------
             PRIVATE EQUITY - 1.3%
     4,036   PowerShares International Listed Private Equity
                Portfolio                                                 36,647
     5,534   PowerShares Listed Private Equity Portfolio                  36,967
                                                                    ------------
             TOTAL PRIVATE EQUITY
                (Cost $109,057)                                           73,614
                                                                    ------------
             SHORT-TERM INVESTMENT (1) - 4.8%
   270,031   JPMorgan U.S. Government Money Market Fund, 0.270%
                (Cost $270,031)                                          270,031
                                                                    ------------
             TOTAL INVESTMENTS - 97.0%
                (Cost $5,644,010)                                      5,435,263
                                                                    ------------
             OTHER ASSETS LESS LIABILITIES - 3.0%                        168,356
                                                                    ------------
             NET ASSETS - 100.0%                                    $  5,603,619
                                                                    ============

+    Investment in affiliated security.

(1)  The rate shown represents the 7-day current yield as of April 30, 2009.

MSCI - Morgan Stanley Capital International

S&P  - Standard & Poor's

AUD  - Australian Dollar

EUR  - Euro

JPY  - Japanese Yen

NOK  - Norwegian Krone

USD  - United States Dollar

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2009 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio had the following forward foreign currency contracts outstanding as of April 30, 2009:

                                                         NET UNREALIZED
SETTLEMENT                                                APPRECIATION/
  DATE       CURRENCY TO DELIVER   CURRENCY TO RECEIVE   (DEPRECIATION)
----------   -------------------   -------------------   --------------
06/19/2009   USD         112,996   AUD         160,841       $ 3,839
06/19/2009   USD         109,820   NOK         738,981         2,743
05/22/2009   JPY      41,254,081   USD         439,420        21,064
06/19/2009   EUR          95,288   USD         125,649          (360)
                                                             -------
                                                             $27,286
                                                             =======

FUTURES CONTRACTS -- The Portfolio had the following futures contracts outstanding as of April 30, 2009:

                                  NUMBER                               NET UNREALIZED
                                    OF                    EXPIRATION    APPRECIATION/
                                CONTRACTS      VALUE         DATE      (DEPRECIATION)
                                ---------   -----------   ----------   --------------
LONG:
   FTSE 100 Index                   6       $   373,104     Jun-09       $  53,700
   Euro Bund                        1           162,034     Jun-09           1,562
   S&P 500 E-Mini                  19           826,500     Jun-09          85,038
                                                                         ---------
                                                                         $ 140,300
                                                                         ---------
SHORT:
   Russell Mini                     21      $(1,022,070)    Jun-09       $(199,910)
   U.S. Treasury 10 Year Note        5         (604,688)    Jun-09           6,030
                                                                         ---------
                                                                         $(193,880)
                                                                         ---------
                                                                         $ (53,580)
                                                                         =========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

                                                                                  INTERNATIONAL    EMERGING
                                                                  INTERNATIONAL    DIVERSIFIED      MARKET
                                                                      ALPHA           VALUE         EQUITY
                                                                       FUND            FUND          FUND
                                                                  -------------   -------------   -----------
ASSETS
   Investments in securities, at value -- Note 2 ..............   $ 44,644,881     $ 7,368,178    $20,557,123
   Foreign Currency ...........................................              7          72,275         53,057
   Receivable for securities sold .............................         31,305         211,341        210,026
   Receivable for Fund shares sold ............................         91,500              --        251,058
   Dividends and tax reclaims receivable ......................        232,219          54,075         70,272
   Prepaid expenses ...........................................         40,335          32,482         36,130
   Due from Investment Advisor -- Note 3 ......................         28,024          27,989         13,644
   Unrealized appreciation on spot contracts ..................             --             318          1,400
   Initial margin for futures contracts .......................             --              --             --
   Interest receivable ........................................             --              --             --
   Variation margin receivable ................................             --              --             --
                                                                  ------------     -----------    -----------
      TOTAL ASSETS ............................................     45,068,271       7,766,658     21,192,710
LIABILITIES
   Payable for securities purchased ...........................        165,389         304,376        546,018
   Unrealized depreciation on spot foreign currency
      contracts ...............................................              2             721             69
   Variation margin payable ...................................             --              --             --
   Income distributions payable ...............................             --              --             --
   Unrealized depreciation on forward foreign currency
      contracts ...............................................             --              --             --
   Payable for Fund shares redeemed ...........................         39,388              --             --
   Investment Advisory fees payable -- Note 3 .................             --              --             --
   Sub-administration fees payable -- Note 3 ..................          4,529             744          1,987
   Trustees' fees payable -- Note 5 ...........................          3,891           2,727          2,956
   Distribution fees payable, Advisor Shares -- Note 3 ........          5,753             163            243
   Accrued expenses and other liabilities .....................        101,972          77,627        109,373
                                                                  ------------     -----------    -----------
      TOTAL LIABILITIES .......................................        320,924         386,358        660,646
                                                                  ------------     -----------    -----------
   NET ASSETS .................................................   $ 44,747,347     $ 7,380,300    $20,532,064
                                                                  ============     ===========    ===========
NET ASSETS
   Capital paid-in ............................................   $ 69,523,634     $13,501,349    $28,377,776
   Undistributed (distributions in excess of) net
      investment income .......................................        249,610          37,728         69,368
   Accumulated net realized gain (loss) on investments,
      futures and foreign currency transactions ...............    (18,695,465)     (3,481,749)    (6,427,768)
   Net unrealized appreciation (deprecation) on
      investments .............................................     (6,327,668)     (2,677,471)    (1,489,243)
   Net unrealized depreciation on futures .....................             --              --             --
   Net unrealized appreciation (deprecation) on
      forward foreign currency contracts and foreign
      currency translations ...................................         (2,764)            443          1,931
                                                                  ------------     -----------    -----------
   NET ASSETS .................................................   $ 44,747,347     $ 7,380,300    $20,532,064
                                                                  ============     ===========    ===========
Investor Shares:
   Net assets .................................................   $ 14,523,067     $ 6,584,798    $19,825,068
   Total shares outstanding at end of period ..................      2,153,617       1,155,972      2,415,906
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) .......................   $       6.74     $      5.70    $      8.21
Advisor Shares:
   Net assets .................................................   $ 30,224,280     $   795,502    $   706,996
   Total shares outstanding at end of period ..................      4,486,465         139,655         86,385
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) .......................   $       6.74     $      5.70    $      8.18
Cost of securities ............................................   $ 50,972,549     $10,045,649    $22,046,366
Cost of foreign currency ......................................   $          7     $    70,763    $    51,235

The accompanying notes are an integral part of the financial statements.

                  U.S. SMALL        NORTH
     U.S.        AND MID CAP       AMERICAN     TOTAL RETURN
OPPORTUNITIES   OPPORTUNITIES       EQUITY      FIXED INCOME
    FUND             FUND            FUND           FUND
-------------   -------------   -------------   ------------

$145,581,774     $20,221,791    $ 356,275,197   $ 99,832,542
          --              --               --             --
   2,173,279              --        9,294,003     32,007,052
     124,458         259,831               --      9,022,259
      87,040           5,530          539,039             --
      65,106          38,183          100,956         53,870
          --           8,284               --         13,847
          --              --          118,425             --
          --              --               --         70,812
          --              --               --        690,381
          --              --               --          1,031
------------     -----------    -------------   ------------
 148,031,657      20,533,619      366,327,620    141,691,794

   1,020,715         298,399        2,777,117     38,283,176

         853              --          124,089             --
          --              --               --          7,260
          --              --               --        285,862

          --              --          112,965             --
      62,701           4,369        6,177,715         26,131
     115,380              --           72,894             --
      14,879           1,964            3,791         10,055
       6,642           3,033           12,191          4,863
         650             115               29          1,396
      97,273          68,976          150,460         75,542
------------     -----------    -------------   ------------
   1,319,093         376,856        9,431,251     38,694,285
------------     -----------    -------------   ------------
$146,712,564     $20,156,763    $ 356,896,369   $102,997,509
============     ===========    =============   ============

$190,410,877     $22,767,306    $ 573,496,868   $101,752,582

    (209,066)         (4,647)       1,955,988        (38,876)

 (31,753,138)     (2,684,744)    (119,232,222)         6,798

 (11,736,665)         78,848      (99,209,036)     1,304,197
          --              --               --        (29,071)

         556              --         (115,229)         1,879
------------     -----------    -------------   ------------
$146,712,564     $20,156,763    $ 356,896,369   $102,997,509
============     ===========    =============   ============

$144,513,392     $19,419,151    $ 356,802,652   $ 97,291,014
   9,376,160       2,423,693       53,160,584      9,804,477

$      15.41     $      8.01    $        6.71   $       9.92

$  2,199,172     $   737,612    $      93,717   $  5,706,495
     143,550          92,756           13,970        574,558

$      15.32     $      7.95    $        6.71   $       9.93
$157,318,439     $20,142,943    $ 455,484,233   $ 98,528,345
$         --     $        --    $          --   $         --

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

                                                                                            MULTI-ASSET
                                                                                              GROWTH
                                                                                             PORTFOLIO
                                                                                            ------------
ASSETS
   Investments in securities, at value -- Note 2 ........................................   $  3,598,764
   Investments in affiliated securities, at value -- Note 2 .............................      1,836,499
   Cash .................................................................................            167
   Foreign currency .....................................................................            163
   Initial margin for futures contracts .................................................        160,077
   Unrealized appreciation on forward foreign currency contracts ........................         27,646
   Dividends and tax reclaims receivable ................................................          7,485
   Prepaid expenses .....................................................................         42,497
   Due from Investment Advisor -- Note 3 ................................................         20,379
   Variation margin receivable ..........................................................         10,477
                                                                                            ------------
      TOTAL ASSETS ......................................................................      5,704,154
LIABILITIES
   Unrealized depreciation on forward foreign currency contracts ........................            360
   Variation margin payable .............................................................            727
   Payable for Fund shares redeemed .....................................................            357
   Trustees' fees payable -- Note 5 .....................................................          2,828
   Sub-administration fees payable -- Note 3 ............................................            607
   Distribution fees payable, A Shares -- Note 3 ........................................            723
   Distribution fees payable, Advisor Shares -- Note 3 ..................................            488
   Distribution fees payable, R Shares -- Note 3 ........................................            132
   Accrued expenses and other liabilities ...............................................         94,313
                                                                                            ------------
      TOTAL LIABILITIES .................................................................        100,535
                                                                                            ------------
   NET ASSETS ...........................................................................   $  5,603,619
                                                                                            ============
NET ASSETS
   Capital paid-in ......................................................................   $ 17,191,734
   Distributions in excess of net investment income .....................................       (158,343)
   Accumulated net realized loss on investments, futures, swap contracts and
      foreign currency transactions .....................................................    (11,194,731)
   Net unrealized depreciation on investments ...........................................       (208,747)
   Net unrealized deprecation on futures ................................................        (53,580)
   Net unrealized appreciation on forward foreign currency contracts and foreign
      currency translations .............................................................         27,286
                                                                                            ------------
   NET ASSETS ...........................................................................   $  5,603,619
                                                                                            ============
Investor Shares:
   Net assets ...........................................................................   $    415,093
   Total shares outstanding at end of period ............................................         63,427
   Net asset value, offering and redemption price per share (net assets / shares
      outstanding) ......................................................................   $       6.54
A Shares:
   Net assets ...........................................................................   $  2,217,931
   Total shares outstanding at end of period ............................................        338,624
   Net asset value and redemption price per share (net assets / shares outstanding) .....   $       6.55
   Maximum offering price per share (A Shares NAV/95.5%) ................................   $       6.86
Advisor Shares:
   Net assets ...........................................................................   $  2,626,890
   Total shares outstanding at end of period ............................................        401,450
   Net asset value, offering and redemption price per share (net assets / shares
      outstanding) ......................................................................   $       6.54
R Class Shares:
   Net assets ...........................................................................   $    343,705
   Total shares outstanding at end of period ............................................         52,535
   Net asset value, offering and redemption price per share (net assets / shares
      outstanding) ......................................................................   $       6.54
Cost of securities ......................................................................   $  3,862,487
Cost of affiliated securities ...........................................................   $  1,781,523
Cost of foreign currency ................................................................   $        163

The accompanying notes are an integral part of the financial statements.

                       This page intentionally left blank.

SCHRODER MUTUAL FUNDS

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2009 (UNAUDITED)

                                                                                                          INTERNATIONAL
                                                                                          INTERNATIONAL    DIVERSIFIED
                                                                                              ALPHA           VALUE
                                                                                               FUND            FUND
                                                                                          -------------   -------------
INVESTMENT INCOME
   Dividend income ....................................................................   $    665,761     $   175,302
   Interest income ....................................................................          4,068              96
   Foreign taxes withheld .............................................................        (74,536)        (20,813)
                                                                                          ------------     -----------
      TOTAL INCOME ....................................................................        595,293         154,585
                                                                                          ------------     -----------
EXPENSES
   Investment Advisory fees -- Note 3 .................................................        187,264          35,911
   Distribution fees, Advisor Shares -- Note 3 ........................................         30,484             883
   Distribution fees, A Shares -- Note 3 ..............................................             --              --
   Distribution fees, R Shares -- Note 3 ..............................................             --              --
   Sub-administration fees -- Note 3 ..................................................         20,539           3,790
   Trustees fees -- Note 5 ............................................................          9,592           7,760
   Transfer agent fees ................................................................         45,645          43,134
   Registration fees ..................................................................          8,667           8,560
   Audit fees .........................................................................         18,825          11,931
   Legal fees .........................................................................         19,604          16,773
   Custodian fees .....................................................................         12,538          22,850
   Insurance ..........................................................................          5,969           8,424
   Printing expenses ..................................................................          7,886           8,700
   Pricing fees .......................................................................          5,881          29,005
   Amortization of deferred offering costs -- Note 2 ..................................             --              --
   Other ..............................................................................          6,602           6,352
                                                                                          ------------     -----------
      TOTAL EXPENSES ..................................................................        379,496         204,073
   Expenses waived by Investment Advisor -- Note 3 ....................................       (128,160)        (35,911)
   Reimbursement from Investment Advisor ..............................................             --        (125,987)
                                                                                          ------------     -----------
      NET EXPENSES ....................................................................        251,336          42,175
                                                                                          ------------     -----------
      NET INVESTMENT INCOME (LOSS) ....................................................        343,957         112,410
                                                                                          ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES,
   SWAP CONTRACTS, FOREIGN CAPITAL GAINS TAX ON APPRECIATED
   SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investments sold ..............................................    (12,170,254)     (3,360,125)
   Net realized gain (loss) on futures ................................................             --              --
   Net realized gain on swap contracts ................................................             --              --
   Net realized gain (loss) on foreign currency transactions ..........................         30,625             601
                                                                                          ------------     -----------
      Net realized gain (loss) on investments, futures, swap contracts and
         foreign currency transactions ................................................    (12,139,629)     (3,359,524)
                                                                                          ------------     -----------
   Change in unrealized appreciation on investments ...................................     12,706,365       3,604,915
   Change in unrealized appreciation (depreciation) on futures ........................             --              --
   Change in unrealized appreciation on swap contracts ................................             --              --
   Change in unrealized appreciation (depreciation) on foreign currency translations ..          5,888           1,548
                                                                                          ------------     -----------
      Net change in unrealized appreciation on investments, futures, swap contracts, foreign capital gains tax on appreciated securities and foreign
         currency translations ........................................................     12,712,253       3,606,463
                                                                                          ------------     -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ............................................        572,624         246,939
                                                                                          ------------     -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................   $    916,581     $   359,349
                                                                                          ============     ===========

(1)  Includes affiliated income of $91,456.

+ Includes realized losses from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

  EMERGING                      U.S. SMALL        NORTH
   MARKET          U.S.        AND MID CAP      AMERICAN     TOTAL RETURN   MULTI-ASSET
   EQUITY     OPPORTUNITIES   OPPORTUNITIES      EQUITY      FIXED INCOME      GROWTH
    FUND           FUND            FUND           FUND           FUND        PORTFOLIO
-----------   -------------   -------------   ------------   ------------   -----------

$   222,889   $    772,514     $    77,092    $  4,989,970   $        --    $   333,756(1)
      1,008         26,174           3,577          61,600     1,804,121             --
    (22,207)        (2,329)           (169)        (66,603)           --             --
-----------   ------------     -----------    ------------   -----------    -----------
    201,690        796,359          80,500       4,984,967     1,804,121        333,756
-----------   ------------     -----------    ------------   -----------    -----------

     82,593        722,872          67,019         447,679       104,517         50,843
      1,268          2,818             387             154         5,274          3,121
         --             --              --              --            --         12,984
         --             --              --              --            --            818
      8,818         76,191           7,337          23,279        44,928          6,907
      8,332         17,041           8,178          31,817        12,546          8,282
     44,613         58,296          44,174          65,046        48,124         96,851
      9,890          8,065           6,378           6,371        12,623         18,507
     13,063         22,305          12,152          24,103        12,770         11,245
     17,822         38,389          17,916          63,202        28,698         23,718
     58,103         12,103          10,913          36,320         6,323          2,181
      8,991         10,614           8,484          19,536         7,105          4,345
      9,553         23,677           9,155          21,607        16,409         13,571
     10,425          1,269             866           4,248         9,033            368
         --             --              --              --            --          7,342
      6,729         11,785           8,867          20,932         8,860          6,308
-----------   ------------     -----------    ------------   -----------    -----------
    280,200      1,005,425         201,826         764,294       317,210        267,391
    (82,593)            --         (67,019)             --      (104,517)       (50,843)
    (93,108)            --         (64,054)             --       (40,206)      (114,900)
-----------   ------------     -----------    ------------   -----------    -----------
    104,499      1,005,425          70,753         764,294       172,487        101,648
-----------   ------------     -----------    ------------   -----------    -----------
     97,191       (209,066)          9,747       4,220,673     1,631,634        232,108
-----------   ------------     -----------    ------------   -----------    -----------



 (5,104,069)   (24,088,041)     (1,694,802)    (63,031,708)+    (337,924)    (7,085,989)
         --             --              --     (13,375,039)      580,302       (863,812)
         --             --              --              --            --         23,109
     (6,710)        (1,963)           (156)        512,369       (12,704)       137,161
-----------   ------------     -----------    ------------   -----------    -----------

 (5,110,779)   (24,090,004)     (1,694,958)    (75,894,378)      229,674     (7,789,531)
-----------   ------------     -----------    ------------   -----------    -----------
  7,897,286     16,644,669       2,501,663      23,277,552     4,701,374      6,165,307
         --             --              --       6,229,374      (232,296)       330,399
         --             --              --              --            --          7,568
      4,335            556              --        (440,170)        1,879       (169,032)
-----------   ------------     -----------    ------------   -----------    -----------


  7,901,621     16,645,225       2,501,663      29,066,756     4,470,957      6,334,242
-----------   ------------     -----------    ------------   -----------    -----------
  2,790,842     (7,444,779)        806,705     (46,827,622)    4,700,631     (1,455,289)
-----------   ------------     -----------    ------------   -----------    -----------
$ 2,888,033   $ (7,653,845)    $   816,452    $(42,606,949)  $ 6,332,265    $(1,223,181)
===========   ============     ===========    ============   ===========    ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2009 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2008

                                                                      INTERNATIONAL          INTERNATIONAL DIVERSIFIED
                                                                        ALPHA FUND                   VALUE FUND
                                                               ---------------------------   -------------------------
                                                                SIX MONTHS        YEAR        SIX MONTHS       YEAR
                                                                   ENDED          ENDED         ENDED         ENDED
                                                                 APRIL 30,     OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                                   2009           2008           2009          2008
                                                               ------------   ------------   -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ...............................   $    343,957   $    550,564   $   112,410   $   463,003
Net realized loss on investments sold, futures and
   foreign currency transactions ...........................    (12,139,629)    (2,905,968)   (3,359,524)      (77,479)
Change in unrealized appreciation (depreciation) on
   investments, foreign capital gains tax on appreciated
   securities, futures and foreign currency translations ...     12,712,253    (26,381,404)    3,606,463    (8,037,344)
                                                               ------------   ------------   -----------   -----------
   Net increase (decrease) in net assets resulting
      from operations ......................................        916,581    (28,736,808)      359,349    (7,651,820)
                                                               ------------   ------------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .........................................       (172,598)      (508,093)     (353,167)     (537,490)
   Advisor Shares ..........................................       (160,773)      (450,753)      (34,486)      (68,816)
Net realized gains:
   Investor Shares .........................................             --             --            --    (1,356,021)
   Advisor Shares ..........................................             --             --            --      (182,135)
                                                               ------------   ------------   -----------   -----------
   Total dividends and distributions .......................       (333,371)      (958,846)     (387,653)   (2,144,462)
                                                               ------------   ------------   -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ............................................        419,825      3,434,641        12,597     2,456,897
Reinvestment of distributions ..............................        167,480        487,919       353,167     1,893,510
Redemption of shares .......................................     (1,810,946)    (1,647,090)   (1,013,946)     (840,680)
Redemption fees -- Note 4 ..................................          2,697            456            --         9,220
                                                               ------------   ------------   -----------   -----------
   Total increase (decrease) from Investor
      Share transactions ...................................     (1,220,944)     2,275,926      (648,182)    3,518,947
                                                               ------------   ------------   -----------   -----------
ADVISOR SHARES:
Sales of shares ............................................     18,223,410      4,787,976         1,106       617,410
Reinvestment of distributions ..............................        157,487        443,181        33,380       250,951
Redemption of shares .......................................     (4,315,143)    (3,304,583)      (22,934)     (685,649)
Redemption fees -- Note 4 ..................................         12,889          8,118             8         1,079
                                                               ------------   ------------   -----------   -----------
   Total increase (decrease)
      from Advisor Share transactions ......................     14,078,643      1,934,692        11,560       183,791
                                                               ------------   ------------   -----------   -----------
   Net increase (decrease) in net assets
      from share transactions ..............................     12,857,699      4,210,618      (636,622)    3,702,738
                                                               ------------   ------------   -----------   -----------
   Total increase (decrease) in net assets .................     13,440,909    (25,485,036)     (664,926)   (6,093,544)
NET ASSETS
Beginning of Period ........................................     31,306,438     56,791,474     8,045,226    14,138,770
                                                               ------------   ------------   -----------   -----------
End of Period ..............................................   $ 44,747,347   $ 31,306,438   $ 7,380,300   $ 8,045,226
                                                               ============   ============   ===========   ===========
Undistributed (accumulated net investment loss/
   distributions in excess of ) net investment income ......   $    249,610   $    239,024   $    37,728   $   312,971
                                                               ============   ============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

      EMERGING MARKET             U.S. OPPORTUNITIES          U.S. SMALL AND MID CAP
        EQUITY FUND                      FUND                   OPPORTUNITIES FUND
--------------------------   ----------------------------   -------------------------
 SIX MONTHS       YEAR        SIX MONTHS         YEAR        SIX MONTHS       YEAR
   ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
 APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,
    2009          2008           2009            2008           2009          2008
-----------   ------------   ------------   -------------   -----------   -----------


$    97,191   $    134,177   $   (209,066)  $    (752,852)  $     9,747   $   (51,319)

 (5,110,779)    (1,248,748)   (24,090,004)     (7,389,086)   (1,694,958)     (939,808)


  7,901,621    (18,297,059)    16,645,225     (78,583,302)    2,501,663    (4,102,063)
-----------   ------------   ------------   -------------   -----------   -----------

  2,888,033    (19,411,630)    (7,653,845)    (86,725,240)      816,452    (5,093,190)
-----------   ------------   ------------   -------------   -----------   -----------


    (14,779)      (213,132)            --        (355,955)           --            --
         --        (14,585)            --              --            --            --

         --     (3,019,681)            --     (26,787,647)           --      (612,596)
         --       (258,346)            --        (527,482)           --       (85,590)
-----------   ------------   ------------   -------------   -----------   -----------
    (14,779)    (3,505,744)            --     (27,671,084)           --      (698,186)
-----------   ------------   ------------   -------------   -----------   -----------


  9,372,257      7,851,055      5,754,680      19,012,384     9,751,716     7,480,540
     14,779      3,232,813             --      26,496,365            --       612,596
 (8,594,949)    (1,250,000)   (32,536,815)    (56,895,681)   (3,106,521)     (789,624)
     17,109              2          2,387           7,423           678         2,918
-----------   ------------   ------------   -------------   -----------   -----------

    809,196      9,833,870    (26,779,748)    (11,379,509)    6,645,873     7,306,430
-----------   ------------   ------------   -------------   -----------   -----------

    435,349      4,579,468         82,589         604,435       617,209       126,537
         --        258,744             --         512,281            --        85,590
   (959,974)    (4,750,120)    (1,045,911)     (1,492,574)     (151,537)   (1,116,008)
      1,154            136             --              --            19            17
-----------   ------------   ------------   -------------   -----------   -----------

   (523,471)        88,228       (963,322)       (375,858)      465,691      (903,864)
-----------   ------------   ------------   -------------   -----------   -----------

    285,725      9,922,098    (27,743,070)    (11,755,367)    7,111,564     6,402,566
-----------   ------------   ------------   -------------   -----------   -----------
  3,158,979    (12,995,276)   (35,396,915)   (126,151,691)    7,928,016       611,190

 17,373,085     30,368,361    182,109,479     308,261,170    12,228,747    11,617,557
-----------   ------------   ------------   -------------   -----------   -----------
$20,532,064   $ 17,373,085   $146,712,564   $ 182,109,479   $20,156,763   $12,228,747
===========   ============   ============   =============   ===========   ===========

$    69,368   $    (13,044)  $   (209,066)  $          --   $    (4,647)  $   (14,394)
===========   ============   ============   =============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2009 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2008

                                                                       NORTH AMERICAN                TOTAL RETURN FIXED
                                                                         EQUITY FUND                     INCOME FUND
                                                               ------------------------------    --------------------------
                                                                 SIX MONTHS          YEAR         SIX MONTHS        YEAR
                                                                   ENDED            ENDED            ENDED         ENDED
                                                                 APRIL 30,       OCTOBER 31,       APRIL 30,    OCTOBER 31,
                                                                    2009             2008            2009           2008
                                                               -------------    -------------    ------------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ......................................   $   4,220,673    $  12,999,196    $  1,631,634   $ 2,990,052
Net realized gain (loss) on investments sold, futures
   and foreign currency transactions .......................     (75,894,378)+    (35,386,078)+       229,674     1,752,996
Change in unrealized appreciation (depreciation) on
   investments, futures and foreign currency translations ..      29,066,756     (243,789,511)      4,470,957    (3,363,947)
                                                               -------------    -------------    ------------   -----------
   Net increase (decrease) in net assets resulting
      from operations ......................................     (42,606,949)    (266,176,393)      6,332,265     1,379,101
                                                               -------------    -------------    ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Investor Shares .........................................     (12,818,379)     (16,785,204)     (1,605,312)   (2,971,942)
   Advisor Shares ..........................................          (2,845)          (2,383)        (74,994)      (33,034)
Net realized gains:
   Investor Shares .........................................              --      (89,455,959)     (1,793,854)      (99,066)
   Advisor Shares ..........................................              --          (14,868)        (38,598)       (1,187)
                                                               -------------    -------------    ------------   -----------
   Total dividends and distributions .......................     (12,821,224)    (106,258,414)     (3,512,758)   (3,105,229)
                                                               -------------    -------------    ------------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ............................................      16,077,117       38,329,322      30,732,836     1,104,079
Proceeds from shares sold in-kind ..........................              --               --              --            --
Reinvestment of distributions ..............................       7,983,706       92,825,863       3,360,639     3,065,135
Redemption of shares .......................................     (14,210,695)     (38,965,899)    (11,867,231)   (1,414,329)
Redemption of shares in-kind ...............................     (84,561,824)     (42,889,159)             --            --
                                                               -------------    -------------    ------------   -----------
Total increase (decrease) from
   Investor Share transactions .............................     (74,711,696)      49,300,127      22,226,244     2,754,885
                                                               -------------    -------------    ------------   -----------
ADVISOR SHARES:
Sales of shares ............................................           2,000           20,513       6,913,470       298,999
Reinvestment of distributions ..............................           2,785           17,252          99,340        34,100
Redemption of shares .......................................          (1,995)              --      (2,367,316)     (166,091)
                                                               -------------    -------------    ------------   -----------
   Total increase from Advisor Share transactions ..........           2,790           37,765       4,645,494       167,008
                                                               -------------    -------------    ------------   -----------
Net increase (decrease) in net assets
   from share transactions .................................     (74,708,906)      49,337,892      26,871,738     2,921,893
                                                               -------------    -------------    ------------   -----------
Total increase (decrease) in net assets ....................    (130,137,079)    (323,096,915)     29,691,245     1,195,765
NET ASSETS
Beginning of Period ........................................     487,033,448      810,130,363      73,306,264    72,110,499
                                                               -------------    -------------    ------------   -----------
End of Period ..............................................   $ 356,896,369    $ 487,033,448    $102,997,509   $73,306,264
                                                               =============    =============    ============   ===========
Undistributed (distributions in excess of)
   net investment income ...................................   $   1,955,988    $  10,556,539    $    (38,876)  $     9,796
                                                               =============    =============    ============   ===========

+ Includes realized gains or losses from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2009 (UNAUDITED) AND THE PERIOD ENDED OCTOBER 31, 2008

                                                                                        MULTI-ASSET
                                                                                     GROWTH PORTFOLIO
                                                                                --------------------------
                                                                                 SIX MONTHS       PERIOD
                                                                                    ENDED         ENDED
                                                                                  APRIL 30,    OCTOBER 31,
                                                                                    2009         2008(a)
                                                                                ------------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .......................................................   $    232,108   $   407,589
Net realized loss on investments sold, futures, swap contracts and foreign
   currency transactions ....................................................     (7,789,531)   (3,078,808)
Change in unrealized appreciation (depreciation) on investments, futures, swap contracts, forward foreign currency contracts and foreign currency
   translations .............................................................      6,334,242    (6,569,283)
                                                                                ------------   -----------
   Net decrease in net assets resulting from operations .....................     (1,223,181)   (9,240,502)
                                                                                ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares: .........................................................        (18,542)           --
   A Class Shares ...........................................................       (130,497)           --
   Advisor Shares ...........................................................       (624,442)           --
   R Class Shares ...........................................................        (16,070)           --
                                                                                ------------   -----------
   Total dividends and distributions ........................................       (789,551)           --
                                                                                ------------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................................         61,037       503,269
Reinvestment of distributions ...............................................         18,542            --
                                                                                ------------   -----------
   Total increase from Investor Share transactions ..........................         79,579       503,269
                                                                                ------------   -----------
A SHARES:
Sales of shares .............................................................         94,510    26,439,738
Reinvestment of distributions ...............................................        585,002            --
Redemption of shares ........................................................    (14,977,180)     (330,699)
Redemption fees -- Note 4 ...................................................            344         9,623
                                                                                ------------   -----------
   Total increase (decrease) from A Share transactions ......................    (14,297,324)   26,118,662
                                                                                ------------   -----------
ADVISOR SHARES:
Sales of shares .............................................................          4,250     3,801,850
Reinvestment of distributions ...............................................        130,497            --
Redemption of shares ........................................................             --            --
                                                                                ------------   -----------
   Total increase in Advisor Share transactions .............................        134,747     3,801,850
                                                                                ------------   -----------
R SHARES:
Sales of shares .............................................................             --       500,000
Reinvestment of distributions ...............................................         16,070            --
   Total increase in R Share transactions ...................................         16,070       500,000
   Net increase (decrease) in net assets from share transactions ............    (14,066,928)   30,923,781
                                                                                ------------   -----------
   Total increase (decrease) in net assets ..................................    (16,079,660)   21,683,279
                                                                                ------------   -----------
NET ASSETS
Beginning of Period .........................................................     21,683,279            --
                                                                                ------------   -----------
End of Period ...............................................................   $  5,603,619   $21,683,279
                                                                                ============   ===========
Undistributed (distributions in excess of ) net investment income ...........   $   (158,343)  $   399,100
                                                                                ============   ===========

(a)  Fund commenced investment activities on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, 2009 (UNAUDITED) AND THE YEARS OR PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  NET
                                               REALIZED
                     NET ASSET      NET           AND         TOTAL      DIVIDENDS
                      VALUE,     INVESTMENT   UNREALIZED      FROM       FROM NET    DISTRIBUTIONS
                     BEGINNING     INCOME        GAINS     INVESTMENT   INVESTMENT      FROM NET         TOTAL
                     OF PERIOD     (LOSS)      (LOSSES)    OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                     ---------   ----------   ----------   ----------   ----------   -------------   -------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2009* ......     $ 6.73    $ 0.06(1)     $ 0.02+       $ 0.08       $(0.07)       $   --          $(0.07)
      2008 .......      13.44      0.14(1)      (6.61)+       (6.47)       (0.24)           --           (0.24)
      2007 .......      10.64      0.11(1)       2.78+         2.89        (0.09)           --           (0.09)
      2006 .......       8.35      0.12          2.34          2.46        (0.17)           --           (0.17)
      2005 .......       7.08      0.14          1.22          1.36        (0.09)           --           (0.09)
      2004 .......       6.37      0.09          0.75          0.84        (0.13)           --           (0.13)
   Advisor Shares
      2009* ......     $ 6.71    $ 0.05(1)     $ 0.03+       $ 0.08       $(0.05)       $   --          $(0.05)
      2008 .......      13.40      0.11(1)      (6.59)+       (6.48)       (0.21)           --           (0.21)
      2007 .......      10.64      0.07(1)       2.77+         2.84        (0.08)           --           (0.08)
      2006(b) ....      10.23        --(e)       0.41+         0.41           --            --              --
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
      2009* ......     $ 5.61    $ 0.08(1)     $ 0.28        $ 0.36       $(0.27)       $   --          $(0.27)
      2008 .......      13.65      0.37(1)      (6.34)+       (5.97)       (0.59)        (1.48)          (2.07)
      2007 .......      10.54      0.48          2.80          3.28        (0.11)        (0.06)          (0.17)
      2006(c) ....      10.00      0.04          0.50          0.54           --            --              --
   Advisor Shares
      2009* ......     $ 5.59    $ 0.08(1)     $ 0.28+       $ 0.36       $(0.25)       $   --          $(0.25)
      2008 .......      13.62      0.34(1)      (6.33)+       (5.99)       (0.56)        (1.48)          (2.04)
      2007 .......      10.53      0.43          2.83+         3.26        (0.11)        (0.06)          (0.17)
      2006(c) ....      10.00      0.04          0.49          0.53           --            --              --
EMERGING MARKET EQUITY FUND
   Investor Shares
      2009* ......     $ 6.99    $ 0.04(1)     $ 1.19++      $ 1.23       $(0.01)       $   --          $(0.01)
      2008 .......      17.91      0.11         (8.94)+       (8.83)       (0.14)        (1.95)          (2.09)
      2007 .......      10.55      0.04          7.37          7.41        (0.05)           --           (0.05)
      2006(d) ....      10.00      0.04          0.51          0.55           --            --              --
   Advisor Shares
      2009* ......     $ 6.97    $ 0.03(1)     $ 1.18+       $ 1.21       $   --        $   --          $   --
      2008 .......      17.86      0.08         (8.91)+       (8.83)       (0.11)        (1.95)          (2.06)
      2007 .......      10.53      0.02          7.34          7.36        (0.03)           --           (0.03)
      2006(d) ....      10.00      0.04          0.49          0.53           --            --              --
U.S. OPPORTUNITIES FUND
   Investor Shares
      2009* ......     $15.79    $(0.02)(1)    $(0.36)+      $(0.38)      $   --        $   --          $   --
      2008 .......      25.40     (0.06)(1)     (7.22)+       (7.28)       (0.03)        (2.30)          (2.33)
      2007 .......      23.06      0.02(1)       4.30+         4.32           --         (1.98)          (1.98)
      2006 .......      19.66        --(e)       4.15+         4.15           --         (0.75)          (0.75)
      2005 .......      19.58        --(e)       2.11+         2.11           --         (2.03)          (2.03)
      2004 .......      16.18        --(e)       3.40+         3.40           --            --              --
   Advisor Shares
      2009* ......     $15.71    $(0.04)(1)    $(0.35)       $(0.39)      $   --        $   --          $   --
      2008 .......      25.32     (0.11)(1)     (7.20)        (7.31)          --         (2.30)          (2.30)
      2007 .......      23.04     (0.04)(1)      4.30++        4.26           --         (1.98)          (1.98)
      2006(b) ....      22.21        --(e)       0.83          0.83           --            --              --

* For the six months ended April 30, 2009 (Unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

** Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.

+    Includes redemption fees. Amount was less than $0.01 per share.

++   Includes redemption fees of $0.01 per share.

(1)  Per share net investment income (loss) calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e)  Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

                                                                    RATIO OF NET
                                   RATIO OF                          INVESTMENT
                                  EXPENSES TO        RATIO OF          INCOME
                                    AVERAGE        EXPENSES TO       (LOSS) TO
 NET                              NET ASSETS         AVERAGE          AVERAGE
ASSET                   NET       (INCLUDING        NET ASSETS       NET ASSETS
VALUE,                ASSETS,     WAIVERS AND       (EXCLUDING       (INCLUDING
 END                  END OF    REIMBURSEMENTS,      WAIVERS,         WAIVERS,      PORTFOLIO
  OF       TOTAL      PERIOD       EXCLUDING      REIMBURSEMENTS   REIMBURSEMENTS   TURNOVER
PERIOD   RETURN(A)     (000)       OFFSETS)        AND OFFSETS)     AND OFFSETS)      RATE
------   ---------   --------   ---------------   --------------   --------------   ---------


$ 6.74      1.31%    $ 14,523        1.15%             1.83%            1.98%           44%
  6.73    (48.95)      15,876        1.25              1.61             1.26            88
 13.44     27.38       28,483        1.25              1.54             0.92           112
 10.64     29.86       22,962        1.25              2.45             1.68            76
  8.35     19.45        6,545        1.25              3.88             1.85           126
  7.08     13.31        5,233        1.25              3.36             1.16           136

$ 6.74      1.32%    $ 30,224        1.40%             2.06%            1.68%           44%
  6.71    (49.04)      15,430        1.50              1.86             1.04            88
 13.40     26.92       28,308        1.50              1.77             0.60           112
 10.64      4.01       21,481        1.50              2.43            (0.03)           76


$ 5.70      6.98%    $  6,585        1.15%             5.65%            3.13%           58%
  5.61    (50.61)       7,274        1.25              3.65             3.92            50
 13.65     31.56       12,479        1.25              3.85             2.97            58
 10.54      5.40        9,484        1.25              8.61             2.30             7

$ 5.70      6.95%    $    795        1.40%             5.95%            3.05%           58%
  5.59    (50.78)         771        1.50              3.89             3.58            50
 13.62     31.31        1,660        1.50              4.12             2.76            58
 10.53      5.30        1,053        1.50              8.86             2.05             7


$ 8.21     17.56%    $ 19,825        1.25%             3.37%            1.20%           49%
  6.99    (55.18)      16,312        1.72              2.51             0.53           123
 17.91     70.50       27,774        1.75              2.68             0.37           107
 10.55      5.50       12,767        1.87**            4.88             0.88            49

$ 8.18     17.36%    $    707        1.50%             3.63%            0.87%           49%
  6.97    (55.25)       1,061        1.98              2.73             0.20           123
 17.86     70.09        2,594        2.00              2.95             0.08           107
 10.53      5.30        1,053        2.12**            5.10             0.71            49


$15.41     (2.41)%   $144,513        1.38%             1.38%           (0.28)%          29%
 15.79    (31.08)     178,772        1.25              1.25            (0.29)           74
 25.40     20.02      302,351        1.25              1.25             0.10            77
 23.06     21.67      231,009        1.21              1.21            (0.11)          101
 19.66     11.26      140,467        1.13              1.13            (0.29)          107
 19.58     21.01       73,679        1.62              1.62            (0.83)          144

$15.32     (2.48)%   $  2,199        1.64%             1.64%           (0.55)%          29%
 15.71    (31.28)       3,337        1.50              1.50            (0.54)           74
 25.32     19.76        5,910        1.50              1.50            (0.17)           77
 23.04      3.74          667        1.68              1.68            (0.31)          101

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, 2009 (UNAUDITED) AND THE YEARS OR PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD





                                                     NET
                                                  REALIZED
                        NET ASSET       NET          AND                    DIVIDENDS   DISTRIBUTIONS
                          VALUE,    INVESTMENT   UNREALIZED   TOTAL FROM    FROM NET       FROM NET
                        BEGINNING     INCOME        GAINS     INVESTMENT   INVESTMENT      REALIZED         TOTAL
                        OF PERIOD     (LOSS)      (LOSSES)    OPERATIONS     INCOME          GAIN       DISTRIBUTIONS
                        ---------   ----------   ----------   ----------   ----------   -------------   -------------
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
      2009* .........     $ 7.96    $ 0.01(1)     $ 0.04+       $ 0.05       $   --        $   --          $   --
      2008 ..........      12.56     (0.04)(1)     (3.81)+       (3.85)          --         (0.75)          (0.75)
      2007 ..........      10.25     (0.03)(1)      2.35+         2.32        (0.01)           --           (0.01)
      2006(b) .......      10.00        --(h)       0.25          0.25           --            --              --
   Advisor Shares
      2009* .........     $ 7.91    $(0.01)(1)    $ 0.05+       $ 0.04       $   --        $   --          $   --
      2008 ..........      12.53     (0.06)(1)     (3.81)+       (3.87)          --         (0.75)          (0.75)
      2007 ..........      10.23     (0.05)(1)      2.35+         2.30           --            --              --
      2006(b) .......      10.00        --(h)       0.23          0.23           --            --              --
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2009* .........     $ 7.58    $ 0.11        $(0.74)       $(0.63)      $(0.24)       $   --          $(0.24)
      2008 ..........      13.52      0.22         (4.37)        (4.15)       (0.28)        (1.51)          (1.79)
      2007 ..........      12.63      0.31          1.49          1.80        (0.28)        (0.63)          (0.91)
      2006 ..........      11.15      0.23          1.53          1.76        (0.10)        (0.18)          (0.28)
      2005(c) .......      11.00      0.06          0.63          0.69        (0.05)        (0.49)          (0.54)
      2005(d) .......      10.88      0.22          0.62          0.84        (0.20)        (0.52)          (0.72)
      2004(d)(e) ....      10.00      0.09          0.86          0.95        (0.04)        (0.03)          (0.07)
   Advisor Shares
      2009* .........     $ 7.55    $ 0.10        $(0.73)       $(0.63)      $(0.21)       $   --          $(0.21)
      2008 ..........      13.48      0.22         (4.40)        (4.18)       (0.24)        (1.51)          (1.75)
      2007 ..........      12.61      0.19          1.56          1.75        (0.25)        (0.63)          (0.88)
      2006(b) .......      11.84      0.22          0.55          0.77           --            --              --
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
      2009* .........     $ 9.57    $ 0.19        $ 0.60        $ 0.79       $(0.20)       $(0.24)         $(0.44)
      2008 ..........       9.79      0.41         (0.22)         0.19        (0.40)        (0.01)          (0.41)
      2007 ..........       9.81      0.50         (0.03)         0.47        (0.49)           --           (0.49)
      2006 ..........       9.85      0.48         (0.01)         0.47        (0.49)        (0.02)          (0.51)
      2005(f) .......      10.00      0.30         (0.15)         0.15        (0.30)           --           (0.30)
   Advisor Shares
      2009* .........     $ 9.57    $ 0.19        $ 0.60        $ 0.79       $(0.19)       $(0.24)         $(0.43)
      2008 ..........       9.79      0.39         (0.22)         0.17        (0.38)        (0.01)          (0.39)
      2007 ..........       9.82      0.47         (0.04)         0.43        (0.46)           --           (0.46)
      2006 ..........       9.85      0.44            --          0.44        (0.45)        (0.02)          (0.47)
      2005(f) .......      10.00      0.28         (0.15)         0.13        (0.28)           --           (0.28)
MULTI-ASSET GROWTH PORTFOLIO
   Investor Shares
      2009* .........     $ 7.01    $ 0.11(1)     $(0.22)       $(0.11)      $(0.36)          $--          $(0.36)
      2008(g) .......      10.00      0.16(1)      (3.15)        (2.99)          --            --              --
   A Shares
      2009* .........     $ 7.00    $ 0.11(1)     $(0.22)+      $(0.11)      $(0.34)          $--          $(0.34)
      2008(g) .......      10.00      0.14(1)      (3.14)+       (3.00)          --            --              --
   Advisor Shares
      2009* .........     $ 7.00    $ 0.10(1)     $(0.22)       $(0.12)      $(0.34)          $--          $(0.34)
      2008(g) .......      10.00      0.14(1)      (3.14)        (3.00)          --            --              --
   R Shares
      2009* .........     $ 6.98    $ 0.09(1)     $(0.21)       $(0.12)      $(0.32)          $--          $(0.32)
      2008(g) .......      10.00      0.12(1)      (3.14)        (3.02)          --            --              --

* For the six months ended April 30, 2009 (Unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

** Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.

+    Includes redemption fees. Amount was less than $0.01 per share.

(1)  Per share net investment income calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d)  For the year or period ended April 30.

The accompanying notes are an integral part of the financial statements.

                                                                              RATIO OF
                                            RATIO OF                       NET INVESTMENT
                                          EXPENSES TO        RATIO OF       INCOME (LOSS)
                                          AVERAGE NET       EXPENSES TO          TO
                                             ASSETS         AVERAGE NET      AVERAGE NET
                                           (INCLUDING         ASSETS           ASSETS
                                          WAIVERS AND       (EXCLUDING       (INCLUDING
 NET ASSET                NET ASSETS,   REIMBURSEMENTS,      WAIVERS,         WAIVERS,      PORTFOLIO
VALUE, END     TOTAL        END OF         EXCLUDING      REIMBURSEMENTS   REIMBURSEMENTS    TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)       OFFSETS)       AND OFFSETS)     AND OFFSETS)       RATE
----------   ---------   ------------   ---------------   --------------   --------------   ---------


  $ 8.01        0.63%     $   19,419         1.05%            3.00%             0.15%           45%
    7.96      (32.31)         11,999         1.37             2.74             (0.38)           92
   12.56       22.60          10,197         1.40             3.13             (0.23)           93
   10.25        2.50           6,952         1.55**           6.14             (0.05)           46

   $7.95        0.51%     $      738         1.30%            3.22%            (0.19)%          45%
    7.91      (32.56)            230         1.64             3.01             (0.55)           92
   12.53       22.48           1,420         1.65             3.37             (0.45)           93
   10.23        2.30             512         1.79**           6.89             (0.33)           46


  $ 6.71      (8.27)%     $  356,802         0.43%            0.43%             2.35%           41%
    7.58      (34.81)        486,931         0.35             0.35              1.94           131
   13.52       15.08         809,998         0.33             0.33              1.82            38
   12.63       16.04       1,261,983         0.33             0.33              1.66            51
   11.15        6.35       1,303,276         0.35             0.35              1.39            30
   11.00        7.59         883,146         0.33             0.33              1.79            89
   10.88        9.56         890,929         0.37             0.37              1.29            54

  $ 6.71       (8.31)%    $       94         0.78%            0.78%             1.97%           41%
    7.55      (35.08)            102         0.70             0.70              1.57           131
   13.48       14.66             133         0.68             0.68              1.41            38
   12.61        6.50             107         0.68             0.68              1.17            51


  $ 9.92        8.26%     $   97,291         0.40%            0.74%             3.92%          337%
    9.57        1.93          72,310         0.40             0.70              4.03           555
    9.79        4.90          71,259         0.40             0.96              4.97           464
    9.81        4.90          21,795         0.40             2.05              4.86           295
    9.85        1.51           9,138         0.40             3.05              3.61           571

  $ 9.93        8.23%     $    5,707         0.65%            1.01%             3.56%          337%
    9.57        1.67             996         0.65             0.95              3.78           555
    9.79        4.53             852         0.65             1.48              4.73           464
    9.82        4.56           1,060         0.65             2.37              4.59           295
    9.85        1.30           1,013         0.65             3.30              3.35           571


  $ 6.54       (1.33)%    $      415         1.25%            3.79%             3.37%           22%
    7.01      (29.90)            354         1.25             3.80(i)           1.91           151

  $ 6.55       (1.48)%    $    2,218         1.50%            3.92%             3.49%           22%
    7.00      (30.00)         18,320         1.50             4.06(i)           1.65           151

  $ 6.54       (1.52)%    $    2,627         1.50%            3.99%             3.18%           22%
    7.00      (30.00)          2,660         1.50             4.06(i)           1.66           151

  $ 6.54       (1.55)%    $      344         1.75%            4.24%             2.93%           22%
    6.98      (30.20)            349         1.75             4.30(i)           1.41           151

(e) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(f) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(g) Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(h)  Amount was less than $0.01 per share.

(i) If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, 3.46%, and 3.71% for the Investor Shares, A Shares, Advisor Shares and R Shares, respectively.

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2009 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising SGST. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder International Alpha and Schroder U.S. Opportunities Funds were offered beginning on May 15, 2006. On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into seven separate series: Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund and Schroder Multi-Asset Growth Portfolio (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Fund, the "Funds"). Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund and Schroder Multi-Asset Growth Portfolio commenced operations as of August 30, 2006 and December 20, 2007, respectively.

The Financial Statements for Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund are presented separately.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported sales price or, if none, mid-market price for unlisted securities with readily available market quotations. Options on indices or exchange-traded fund ("ETF") shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

(the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in registered investment companies are priced at each fund's daily net asset value. The assets of Multi-Asset Growth Portfolio include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

As of November 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 -- Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds' investments. These inputs are summarized into the three broad levels listed below.

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' assets and liabilities carried at fair value:

                                                                  APPRECIATION IN   DEPRECIATION IN
                                                 INVESTMENTS IN   OTHER FINANCIAL   OTHER FINANCIAL
VALUATION INPUTS                                   SECURITIES       INSTRUMENTS*      INSTRUMENTS*
----------------                                 --------------   ---------------   ---------------
SCHRODER INTERNATIONAL ALPHA FUND
Level 1 -- Quoted Prices                           $43,806,936          $--               $--
Level 2 -- Other Significant Observable Inputs         837,945           --                --
Level 3 -- Significant Unobservable Inputs                  --           --                --
                                                   -----------          ---               ---
   TOTAL                                           $44,644,881          $--               $--
                                                   ===========          ===               ===

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

                                                                      APPRECIATION IN   DEPRECIATION IN
                                                     INVESTMENTS IN   OTHER FINANCIAL   OTHER FINANCIAL
VALUATION INPUTS                                       SECURITIES       INSTRUMENTS*      INSTRUMENTS*
----------------                                     --------------   ---------------   ---------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
Level 1 -- Quoted Prices                              $  7,349,462        $     --         $      --
Level 2 -- Other Significant Observable Inputs                  --              --                --
Level 3 -- Significant Unobservable Inputs                  18,716              --                --
                                                      ------------        --------         ---------
   TOTAL                                              $  7,368,178        $     --         $      --
                                                      ============        ========         =========

SCHRODER EMERGING MARKET EQUITY FUND
Level 1 -- Quoted Prices                              $ 20,472,280        $     --         $      --
Level 2 -- Other Significant Observable Inputs              84,843              --                --
Level 3 -- Significant Unobservable Inputs                      --              --                --
                                                      ------------        --------         ---------
   TOTAL                                              $ 20,557,123        $     --         $      --
                                                      ============        ========         =========
SCHRODER U.S. OPPORTUNITIES FUND
Level 1 -- Quoted Prices                              $145,581,774        $     --         $      --
Level 2 -- Other Significant Observable Inputs                  --              --                --
Level 3 -- Significant Unobservable Inputs                      --              --                --
                                                      ------------        --------         ---------
   TOTAL                                              $145,581,774        $     --         $      --
                                                      ============        ========         =========
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
Level 1 -- Quoted Prices                              $ 20,221,791        $     --         $      --
Level 2 -- Other Significant Observable Inputs                  --              --                --
Level 3 -- Significant Unobservable Inputs                      --              --                --
                                                      ------------        --------         ---------
   TOTAL                                              $ 20,221,791        $     --         $      --
                                                      ============        ========         =========
SCHRODER NORTH AMERICAN EQUITY FUND
Level 1 -- Quoted Prices                              $356,164,253        $     --         $(112,965)
Level 2 -- Other Significant Observable Inputs             110,944              --               --
Level 3 -- Significant Unobservable Inputs                      --              --               --
                                                      ------------        --------         ---------
   TOTAL                                              $356,275,197        $     --         $(112,965)
                                                      ============        ========         =========
SCHRODER TOTAL RETURN FIXED INCOME FUND
Level 1 -- Quoted Prices                              $ 10,999,591        $ 18,645         $ (47,716)
Level 2 -- Other Significant Observable Inputs          88,832,951              --               --
Level 3 -- Significant Unobservable Inputs                      --              --               --
                                                      ------------        --------         ---------
   TOTAL                                              $ 99,832,542        $ 18,645         $ (47,716)
                                                      ============        ========         =========
SCHRODER MULTI-ASSET GROWTH PORTFOLIO
Level 1 -- Quoted Prices                              $  5,435,263        $173,976         $(200,270)
Level 2 -- Other Significant Observable Inputs                  --              --               --
Level 3 -- Significant Unobservable Inputs                      --              --               --
                                                      ------------        --------         ---------
   TOTAL                                              $  5,435,263        $173,976         $(200,270)
                                                      ============        ========         =========

* Other financial instruments may include futures, forwards and swap contracts.

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:


                                                       SCHRODER
                                                     INTERNATIONAL
                                                   DIVERSIFIED VALUE
INVESTMENTS IN SECURITIES                                 FUND
-------------------------                          -----------------
Balance as of October 31, 2008                         $    --
Realized gain (loss)                                        --
Change in unrealized appreciation (depreciation)            --
Net purchases (sales)                                       --
Net transfers in and/or out of Level 3                  18,716
                                                       -------
   Balance as of April 30, 2009                        $18,716
                                                       =======

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify or continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Funds' financial statements upon adoption. If the Funds were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties. The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Funds' U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations, or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Funds, in particular Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio may

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

enter into credit default swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statements of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates or other rates or values. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha, Schroder International Diversified Value, Schroder Emerging Market, Schroder U.S. Small and Mid Cap Opportunities, and Schroder North American Equity Funds may invest in equity-linked and index-linked warrants. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of April 30, 2009, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of April 30, 2009, were as follows:

                                          PRINCIPAL   ACQUISITION                            % OF NET
                                            AMOUNT       DATE        COST     MARKET VALUE    ASSETS
                                          ---------   -----------   -------   ------------   --------
SCHRODER TOTAL RETURN FIXED INCOME FUND
Hedged Mutual Fund Fee Trust
   4.840%, 3/02/11                         $16,109      1/7/05      $16,086      $15,625       0.0%

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

MORTGAGE DOLLAR ROLLS: The Schroder Total Return Fixed Income Fund may enter into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

OFFERING COSTS: During the period ended April 30, 2009, the Schroder Multi-Asset Growth Portfolio incurred offering costs of $7,342 and as of April 30, 2009, the Fund has fully amortized its offering costs.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc. ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.975% for the Schroder International Alpha Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund; 0.25% for each of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund and 0.75% for the Schroder Multi-Asset Growth Portfolio (waived until February 28, 2009 to 0.60%, and until February 28, 2010 to 0.54%).

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder International Alpha Fund, the Schroder International Diversified Value Fund, the Schroder Emerging Market Equity Fund, the Schroder North American Equity Fund and the Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA provides certain administration services to the Schroder International Alpha Fund and the Schroder U.S. Opportunities Fund. SIMNA's compensation for these services is included in the Schroder International Alpha and the Schroder U.S. Opportunities Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective June 1, 2008, the SCFD Funds and SST Funds pay fees to SEI based on the combined average daily net assets of all the SST and SCFD Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Effective January 28, 2005, and SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' adviser has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2010 for Schroder U.S. Opportunities Fund and Schroder Total Return Fixed Income Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Fund and Schroder U.S. Small and Mid Cap Opportunities Fund to the extent that the total annual fund operating expenses of a Fund

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

(other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Alpha Fund, 1.15%, Schroder International Diversified Value Fund, 1.15%, Schroder Emerging Market Equity Fund, 1.25%, Schroder U.S. Opportunities Fund, 1.70%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.05%, Schroder Total Return Fixed Income Fund, 0.40% and Schroder Multi-Asset Growth Portfolio, 1.25%. In order to limit the expenses of the Advisor Shares of certain Funds, the Funds' adviser has contractually agreed to pay or reimburse the applicable Fund for other Fund expenses through February 28, 2010 for Schroder U.S. Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder International Alpha Fund, 1.40%, Schroder International Diversified Value Fund, 1.40%, Schroder Emerging Market Equity Fund, 1.50%, Schroder U.S. Opportunities Fund, 1.95%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.30%, Schroder Total Return Fixed Income Fund, 0.65% and Schroder Multi-Asset Growth Portfolio, 1.50%. In addition, in order to limit the expenses of the A Shares and R Shares of the Schroder Multi-Asset Growth Portfolio, the adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2010 to the extent that the total annual fund operating expenses of the Schroder Multi-Asset Growth Portfolio (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to the A Shares and the R Shares exceed the following annual rates (based on average daily net assets attributable to the Schroder Multi-Asset Growth Portfolio's A Shares and R Shares), A Shares, 1.50%, R Shares, 1.75%.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates: A Shares and Advisor Shares: up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%; R Shares: up to 0.50%, of the daily net assets attributable to the A Shares, Advisor Shares and R Shares, as applicable, to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds' A Shares, Advisor Shares and R Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of "Capital paid-in" on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio for the six months ended April 30, 2009 totaled $15,586, $8, $18,263, $2,387, $697 and $344, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the six months ended April 30, 2009, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. Payment of Trustee fees is allocated 50% equally to each Trust and the remaining 50% to the Funds based on their respective amount of assets. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2009 were as follows:

                                                          PURCHASES    SALES AND MATURITIES
                                                        ------------   --------------------
Schroder International Alpha Fund ...................   $ 29,048,605      $ 16,606,856
Schroder International Diversified Value Fund .......      4,223,909         5,239,618
Schroder Emerging Market Equity Fund ................      8,407,225         8,146,481
Schroder U.S. Opportunities Fund ....................     40,570,311        65,348,657
Schroder U.S. Small and Mid Cap Opportunities Fund ..     11,515,883         5,614,753
Schroder North American Equity Fund .................    140,999,798       182,610,456
Schroder Total Return Fixed Income Fund .............     37,745,296        31,068,203
Schroder Multi-Asset Growth Portfolio ...............      2,592,919        14,252,701

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2009 were as follows:

                                                PURCHASES     SALES AND MATURITIES
                                               -----------    --------------------
Schroder Total Return Fixed Income Fund ....   214,306,857         220,438,231

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2008, the Schroder North American Equity Fund realized gains from in-kind redemptions of $5,180,341. For the six months ended April 30, 2009, the Schroder North American Equity Fund realized losses from in-kind redemptions of $18,461,226.

Investments made by the Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company's shares for Schroder Multi-Asset Growth Portfolio is as follows:

                                                                                                  INCOME
                                                                                   REALIZED        FROM
AFFILIATED REGISTERED                                                               GAINS       AFFILIATED
INVESTMENT COMPANY                                 CONTRIBUTIONS   WITHDRAWALS     (LOSSES)     INVESTMENTS
---------------------                              -------------   -----------   ------------   -----------
Schroder U.S. Small and Mid Cap Opportunities
   Fund ........................................     $598,847       $2,205,378   $(1,288,826)    $    --
Schroder Emerging Market Equity Fund ...........       58,389          575,650      (642,217)        557
Schroder International Alpha Fund ..............       21,273        1,666,877      (963,692)     21,273
Schroder International Diversified Value Fund ..       69,626        1,010,817      (905,382)     69,626

NOTE 7 -- FEDERAL INCOME TAXES

The Schroder Multi-Asset Growth Portfolio elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code effective May 23, 2008. All earnings prior to May 23, 2008, both realized and unrealized, are excluded from the taxable income of the Fund. The prior earnings have been reclassified to "Capital Paid-in." The undistributed balances and the tax character of dividends and distributions declared only reflect income earned and distributions declared after May 23, 2008. Taxable income prior to May 23, 2008 was included in the income tax return of Schroder U.S. Holdings, Inc., an affiliated company of SIMNA, which was the Fund's sole shareholder until May 23, 2008. The Fund's portion of taxes for the fiscal year ended October 31, 2008 was estimated as if the Fund filed on a separate return basis. The estimated taxes for this period were $147,660.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2008 and October 31, 2007 was as follows:

                                                      ORDINARY     LONG-TERM
                                                       INCOME     CAPITAL GAIN        TOTAL
                                                     ----------   ------------   ------------
Schroder International Alpha Fund
   2008 ..........................................   $  958,846   $        --    $    958,846
   2007 ..........................................      461,687            --         461,687
Schroder International Diversified Value Fund
   2008 ..........................................    1,796,852       347,610       2,144,462
   2007 ..........................................      172,530            --         172,530
Schroder Emerging Market Equity Fund
   2008 ..........................................    2,275,689     1,230,055       3,505,744
   2007 ..........................................       63,167            --          63,167
Schroder U.S. Opportunities Fund
   2008 ..........................................    5,039,977    22,631,107      27,671,084
   2007 ..........................................    7,344,179    13,699,207      21,043,386
Schroder U.S. Small and Mid Cap Opportunities Fund
   2008 ..........................................      311,839       386,347         698,186
   2007 ..........................................        3,936            --           3,936
Schroder North American Equity Fund
   2008 ..........................................   28,675,160    77,583,254     106,258,414
   2007 ..........................................   42,947,662    33,761,191      76,708,853
Schroder Total Return Fixed Income Fund
   2008 ..........................................    3,069,846        35,383       3,105,229
   2007 ..........................................    1,986,596            --       1,986,596

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

                               UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL                       OTHER            TOTAL
                                 ORDINARY        LONG-TERM         LOSS        UNREALIZED      TEMPORARY      ACCUMULATED
                                  INCOME       CAPITAL GAIN    CARRYFORWARD   DEPRECIATION    DIFFERENCES        LOSSES
                               -------------   -------------   ------------   -------------   -----------   ---------------
Schroder International
   Alpha Fund .............    $   235,783     $     --       $(6,497,617)    $(19,100,900)   $    3,237     $ (25,359,497)
Schroder International
   Diversified Value Fund..        346,388           --          (109,889)      (6,297,279)      (31,965)       (6,092,745)
Schroder Emerging Market
   Equity Fund ............          4,686           --          (949,933)      (9,755,988)      (17,731)      (10,718,966)
Schroder U.S. Opportunities
   Fund ...................             --           --        (6,743,035)     (29,301,433)           --       (36,044,468)
Schroder U.S. Small and
   Mid Cap Opportunities
   Fund ...................             --           --          (819,300)      (2,593,297)      (14,398)       (3,426,995)
Schroder North American
   Equity Fund ............     10,882,828           --       (41,328,784)    (136,635,513)    5,909,143      (161,172,326)
Schroder Total Return
   Fixed Income Fund ......      1,694,829      476,922                --       (3,212,308)     (534,023)       (1,574,580)
Schroder Multi-Asset
   Growth Portfolio .......        595,835           --        (3,192,418)      (6,781,264)     (197,536)       (9,575,383)

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

As of October 31, 2008, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                         EXPIRATION
                                                                            DATES
                                                              AMOUNT     OCTOBER 31,
                                                           -----------   -----------
Schroder International Alpha Fund ......................   $ 2,618,789       2010
                                                               913,762       2011
                                                             2,965,066       2016
Schroder International Diversified Value Fund ..........       109,889       2016
Schroder Emerging Market Equity Fund ...................       949,933       2016
Schroder U.S. Opportunities Fund .......................     6,743,035       2016
Schroder U.S. Small and Mid Cap Opportunities Fund .....       819,300       2016
Schroder North American Equity Fund ....................    41,328,784       2016
Schroder Multi-Asset Growth Portfolio ..................     3,192,418       2016

At April 30, 2009, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                          GROSS UNREALIZED       NET UNREALIZED
                                                     IDENTIFIED    ---------------------------    APPRECIATION
                                                      TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                    ------------   ------------   ------------   --------------
Schroder International Alpha Fund ...............   $ 50,972,549   $ 2,823,146     (9,150,814)     (6,327,668)
Schroder International Diversified Value Fund ...     10,045,649       398,453     (3,075,924)     (2,677,471)
Schroder Emerging Market Equity Fund ............     22,046,366     1,722,300     (3,211,543)     (1,489,243)
Schroder U.S. Opportunities Fund ................    157,318,439    12,740,745    (24,477,410)    (11,736,665)
Schroder U.S. Small and Mid Cap Opportunities
   Fund .........................................     20,142,943     1,523,726     (1,444,878)         78,848
Schroder North American Equity Fund .............    455,484,233    11,487,140   (110,696,176)    (99,209,036)
Schroder Total Return Fixed Income Fund .........     98,528,345     1,857,208       (553,011)      1,304,197
Schroder Multi-Asset Growth Portfolio ...........      5,644,010       191,761       (400,508)       (208,747)

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha and Schroder International Diversified Value may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

The Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2009 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                          5% OR GREATER SHAREHOLDERS
                                                          --------------------------
                                                                        %  OF
                                                             NUMBER   FUND HELD
                                                            -------   ---------
Schroder International Alpha Fund .....................        3        90.31%
Schroder International Diversified Value Fund .........        3        98.71
Schroder Emerging Market Equity Fund ..................        3        82.53
Schroder U.S. Opportunities Fund ......................        3        76.77
Schroder U.S. Small and Mid Cap Opportunities Fund ....        6        86.67
Schroder North American Equity Fund ...................        4        83.41
Schroder Total Return Fixed Income Fund ...............        4        90.28
Schroder Multi-Asset Growth Portfolio .................        5        98.64

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

NOTE 10 -- LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008 which enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the period from November 1, 2008 through April 30, 2009.

NOTE 11 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

                                   INTERNATIONAL        INTERNATIONAL DIVERSIFIED        EMERGING MARKET
                                     ALPHA FUND                 VALUE FUND                 EQUITY FUND
                             ------------------------   -------------------------   -------------------------
                             SIX MONTHS      YEAR       SIX MONTHS       YEAR       SIX MONTHS      YEAR
                               ENDED         ENDED         ENDED         ENDED         ENDED        ENDED
                              APRIL 30,   OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                               2009          2008          2009          2008          2009          2008
                             ----------   -----------   ----------   ------------   -----------   -----------
INVESTOR SHARES:
Sales of shares ..........      66,629      351,750        2,512       282,628       1,187,291      642,134
Reinvestment of
   distributions .........      26,500       40,026       68,576       184,373           2,155      230,257
Redemption of shares .....    (299,820)    (150,536)    (211,969)      (84,401)     (1,106,894)     (90,216)
                             ---------     --------     --------       -------      ----------     --------
Net increase (decrease) in
   Investor Shares .......    (206,691)     241,240     (140,881)      382,600          82,552      782,175
                             =========     ========     ========       =======      ==========     ========
ADVISOR SHARES:
Sales of shares ..........   2,887,859      469,751          215        50,881          57,425      329,402
Reinvestment of
   distributions .........      24,919       36,416        6,481        24,459             --        18,455
Redemption of shares .....    (727,427)    (317,143)      (4,850)      (59,364)       (123,336)    (340,781)
                             ---------     --------     --------       -------      ----------     --------
Net increase in Advisor
   Shares ................   2,185,351      189,024        1,846        15,976         (65,911)       7,076
                             =========     ========     ========       =======      ==========     ========

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

                                           U.S. OPPORTUNITIES       U.S. SMALL AND MID CAP         NORTH AMERICAN
                                                  FUND                OPPORTUNITIES FUND             EQUITY FUND
                                        ------------------------   ------------------------   -------------------------
                                        SIX MONTHS      YEAR       SIX MONTHS       YEAR       SIX MONTHS       YEAR
                                          ENDED        ENDED          ENDED        ENDED         ENDED         ENDED
                                        APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                           2009         2008          2009         2008          2009          2008
                                        ----------   -----------   ----------   -----------   -----------   -----------
INVESTOR SHARES:
Sales of shares .....................      415,612       984,467    1,358,564     712,839       2,391,212     3,916,897
Reinvestment of distributions .......           --     1,238,726           --      55,239       1,200,557     8,423,399
Redemption of shares ................   (2,363,222)   (2,802,194)    (443,030)    (71,717)     (2,191,910)   (3,625,013)
Redemption of shares in-kind ........           --            --           --          --     (12,491,720)   (4,373,826)
                                        ----------    ----------    ---------     -------     -----------    ----------
Net increase (decrease) in
   Investor Shares ..................   (1,947,610)     (579,001)     915,534     696,361     (11,091,861)    4,341,457
                                        ==========    ==========    =========     =======     ===========    ==========
ADVISOR SHARES:
Sales of shares .....................        5,957        28,434       86,964      12,224             339         2,088
Reinvestment of distributions .......           --        24,017           --       7,746             419         1,565
Redemption of shares ................      (74,799)      (73,488)     (23,215)   (104,345)           (282)           --
                                        ----------    ----------    ---------     -------     -----------    ----------
Net increase (decrease) in
   Advisor Shares ...................      (68,842)      (21,037)      63,749     (84,375)            476         3,653
                                        ==========    ==========    =========     =======     ===========    ==========

                                           TOTAL RETURN FIXED
                                              INCOME FUND
                                        ------------------------
                                        SIX MONTHS       YEAR
                                           ENDED        ENDED
                                         APRIL 30,   OCTOBER 31,
                                           2009         2008
                                        ----------   -----------
INVESTOR SHARES:
Sales of shares .....................    3,111,309     108,534
Reinvestment of distributions .......      339,124     309,996
Redemption of shares ................   (1,200,879)   (142,808)
                                        ----------    --------
Net increase in Investor Shares .....    2,249,554     275,722
                                        ==========    ========
ADVISOR SHARES:
Sales of shares .....................      698,241      30,531
Reinvestment of distributions .......       10,036       3,447
Redemption of shares ................     (237,817)    (16,828)
                                        ----------    --------
Net increase (decrease) in
   Advisor Shares ...................      470,460      17,150
                                        ==========    ========

                                               MULTI-ASSET
                                            GROWTH PORTFOLIO
                                        ------------------------
                                        SIX MONTHS       YEAR
                                           ENDED        ENDED
                                         APRIL 30,   OCTOBER 31,
                                           2009        2008(a)
                                        ----------   -----------
INVESTOR SHARES:
Sales of shares .....................       10,018       50,480
Reinvestment of distributions .......        2,929           --
Redemption of shares ................           --           --
                                        ----------    ---------
Net increase in Investor Shares .....       12,947       50,480
                                        ==========    =========
A SHARES:
Sales of shares .....................          666    2,654,639
Reinvestment of distributions .......       20,583           --
Redemption of shares ................           --      (37,504)
                                        ----------    ---------
Net increase in A Shares ............       21,249    2,617,135
                                        ==========    =========
ADVISOR SHARES:
Sales of shares .....................       14,813      380,201
Reinvestment of distributions .......       92,271           --
Redemption of shares ................   (2,385,595)          --
                                        ----------    ---------
Net increase in Advisor Shares ......   (2,278,511)     380,201
                                        ==========    =========
R SHARES:
Sales of shares .....................           --       50,000
Reinvestment of distributions .......        2,535           --
Redemption of shares ................           --           --
                                        ----------    ---------
Net increase in R Shares ............        2,535       50,000
                                        ==========    =========

(a)  Fund commenced investment activities on December 20, 2007.

SCHRODER MUTUAL FUNDS

APRIL 30, 2009 (UNAUDITED)

NOTE 12 -- ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

In October 2008, the FASB issued Staff Position 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET IN A MARKET THAT IS NOT ACTIVE ("FSP 157-3"), which clarifies the application of SFAS 157 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 did not have an impact on the Fund's approach to valuing financial assets.

In April 2009, FASB Staff Position No. 157-4 -- DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY ("FSP 157-4") was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 -- FAIR VALUE MEASUREMENT. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the impact of FSP 157-4 on the Fund's financial statements.

SCHRODER MUTUAL FUNDS

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's web-site at http://www.sec.gov.

N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor, A and R Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

- ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past incurred expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

                                                Beginning     Ending       Net       Expenses
                                                 Account     Account    Annualized     Paid
                                                  Value       Value       Expense     During
                                                 11/1/08     4/30/09      Ratios      Period*
                                                ---------   ---------   ----------   --------
Schroder International Alpha Fund
Actual Return
   Investor Shares                              $1,000.00   $1,013.10      1.15%       $5.74
   Advisor Shares                                1,000.00    1,013.20      1.40%       $6.99
Hypothetical Example for
   Comparison Purposes
   Investor Shares                              $1,000.00   $1,019.09      1.15%       $5.76
   Advisor Shares                                1,000.00    1,017.85      1.40%       $7.00
Schroder International Diversified Value Fund
Actual Return
   Investor Shares                              $1,000.00   $1,069.80      1.15%       $5.90
   Advisor Shares                                1,000.00    1,069.50      1.40%       $7.18
Hypothetical Example for
   Comparison Purposes
   Investor Shares                              $1,000.00   $1,019.09      1.15%       $5.76
   Advisor Shares                                1,000.00    1,017.85      1.40%       $7.00

SCHRODER MUTUAL FUNDS

                                          Beginning     Ending        Net      Expenses
                                           Account     Account    Annualized     Paid
                                            Value       Value       Expense     During
                                           11/1/08     4/30/09      Ratios      Period*
                                          ---------   ---------   ----------   --------
Schroder Emerging Market Equity Fund
Actual Return
   Investor Shares                        $1,000.00   $1,175.60      1.25%       $6.74
   Advisor Shares                          1,000.00    1,173.60      1.50%       $8.08
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,018.60      1.25%       $6.26
   Advisor Shares                          1,000.00    1,017.36      1.50%       $7.50
Schroder U.S. Opportunities Fund
Actual Return
   Investor Shares                        $1,000.00    $ 975.90      1.38%       $6.76
   Advisor Shares                          1,000.00      975.20      1.64%       $8.03
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,017.95      1.38%       $6.90
   Advisor Shares                          1,000.00    1,016.66      1.64%       $8.20
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Return
   Investor Shares                        $1,000.00   $1,006.30      1.05%       $5.22
   Advisor Shares                          1,000.00    1,005.10      1.30%       $6.46
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,019.59      1.05%       $5.26
   Advisor Shares                          1,000.00    1,018.35      1.30%       $6.51
Schroder North American Equity Fund
Actual Return
   Investor Shares                        $1,000.00    $ 917.30      0.43%       $2.04
   Advisor Shares                          1,000.00      916.90      0.78%       $3.71
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,022.66      0.43%       $2.16
   Advisor Shares                          1,000.00    1,020.93      0.78%       $3.91
Schroder Total Return Fixed Income Fund
Actual Return
   Investor Shares                        $1,000.00   $1,082.60      0.40%       $2.07
   Advisor Shares                          1,000.00    1,082.30      0.65%       $3.36
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,022.81      0.40%       $2.01
   Advisor Shares                          1,000.00    1,021.57      0.65%       $3.26

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

                                          Beginning     Ending        Net      Expenses
                                           Account     Account    Annualized     Paid
                                            Value       Value       Expense     During
                                           11/1/08     4/30/09      Ratios      Period*
                                          ---------   ---------   ----------   --------
Schroder Multi-Asset Growth Portfolio
Actual Return
   Investor Shares                        $1,000.00   $  986.70      1.25%       $6.16
   A Shares                                1,000.00      985.20      1.50%       $7.38
   Advisor Shares                          1,000.00      984.80      1.50%       $7.38
   R Shares                                1,000.00      984.50      1.75%       $8.61
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,018.60      1.25%       $6.26
   A Shares                                1,000.00    1,017.36      1.50%       $7.50
   Advisor Shares                          1,000.00    1,017.36      1.50%       $7.50
   R Shares                                1,000.00    1,016.12      1.75%       $8.75

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

NOTES

NOTES

NOTES

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

-    Applications or forms completed by you; and

- Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

- We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

- We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

     This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund
      Advisors Inc. and Schroder Investment Management North America Inc.

(SCHRODERS LOGO)

INVESTMENT ADVISOR               Schroder Investment Management North America Inc.
                                 875 Third Avenue, 22nd Floor
                                 New York, NY 10022

TRUSTEES                         Catherine A. Mazza (CHAIRMAN)
                                 Peter S. Knight
                                 William L. Means
                                 James D. Vaughn

DISTRIBUTOR                      Schroder Fund Advisors Inc.
                                 875 Third Avenue, 22nd Floor
                                 New York, NY 10022

TRANSFER & SHAREHOLDER           Boston Financial Data Services, Inc.
SERVICING AGENT

CUSTODIAN                        JPMorgan Chase Bank

COUNSEL                          Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC    PricewaterhouseCoopers LLP
ACCOUNTING FIRM

                                 The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                                 SCHRODER CAPITAL FUNDS (DELAWARE)
                                 SCHRODER SERIES TRUST
                                 SCHRODER GLOBAL SERIES TRUST
                                 P.O. BOX 8507
                                 BOSTON, MA 02266
                                 (800) 464-3108

                                 52027

(SCHRODERS LOGO)

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from February 1, 2009 through April 30, 2009 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Schroder Capital Funds (Delaware)


By (Signature and Title)*               /s/ Mark A. Hemenetz
                                        ----------------------------------------
                                        Mark A. Hemenetz,
                                        Principal Executive Officer

Date: July 7, 2009
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Mark A. Hemenetz
                                        ----------------------------------------
                                        Mark A. Hemenetz,
                                        Principal Executive Officer

Date: July 7, 2009
     -----------------------


By (Signature and Title)*               /s/ Alan M. Mandel
                                        ----------------------------------------
                                        Alan M. Mandel,
                                        Treasurer and Chief Financial Officer

Date: July 7, 2009
     -----------------------

* Print the name and title of each signing officer under his or her signature.